                                        Securities Act File No. 33-13283
                                        Investment Company Act File No. 811-5105

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/
                         Pre-Effective Amendment No.                 / /
                                                    ------


                       Post-Effective Amendment No. 31              /X/

                                    and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 33



                         THE PARKSTONE GROUP OF FUNDS
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)


           3435 STELZER ROAD
           COLUMBUS, OHIO                                 43219
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's Telephone Number, Including Area Code: (800) 451-8377

                             DAVID E. RIGGS, ESQ.
                       HOWARD & HOWARD ATTORNEYS, P.C.
                      The Kalamazoo Building, Suite 400
                           107 West Michigan Avenue
                          Kalamazoo, Michigan 49007
                    -------------------------------------
                   (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: Immediately, upon effectiveness


It is proposed that this filing will become effective:


        /X/ immediately upon filing pursuant to paragraph (b).

        / / on (date) pursuant to paragraph (b).
        / / 60 days after filing pursuant to paragraph (a)(1). / / on (date) pursuant to paragraph (a)(1) of Rule 485. / / 75 days after filing pursuant to paragraph (a)(2). / / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to rule 24f-2 under the Investment Company Act of 1940. On August 28, 1996, Registrant filed its Rule 24f-2 Notice with respect to its fiscal year ended June 30, 1996.

                           INVESTMENT PORTFOLIOS OF
                         THE PARKSTONE GROUP OF FUNDS


                              INVESTOR A SHARES


                          THE PARKSTONE GROWTH FUNDS
                    THE PARKSTONE GROWTH AND INCOME FUNDS
                          THE PARKSTONE INCOME FUNDS
                     THE PARKSTONE TAX-FREE INCOME FUNDS
                       THE PARKSTONE MONEY MARKET FUNDS


                                   FORM N-1A
                             CROSS-REFERENCE SHEET


PART A. INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.                                        RULE 404(a) CROSS REFERENCE
---------------------------------------------------------------------------
1.      Cover Page.........................  Cover Page

2.      Synopsis...........................  Prospectus Summary; Fee Tables

3.      Condensed Financial Information....  Financial Highlights; Performance Information

4.      General Description of Registrant..  Cover Page; Investment Objectives and Policies;
                                             Investment Restrictions; Risk Factors and
                                             Investment Techniques; General Information -
                                             Organization of the Group

5.      Management of the Fund.............  Management of the Funds; Fee Tables

5A.     Management's Discussion of Fund
        Performance........................  Not Applicable

6.      Capital Stock and Other Securities.  Directed Dividend Option; Dividends and Taxes;
                                             General Information - Organization of the Group;
                                             General Information - Multiple Classes of Shares;
                                             General Information - Miscellaneous

7.      Purchase of Securities Being
           Offered.........................  Management of the Funds - Administrator, Sub-
                                             Administrator and Distributor; Management of
                                             the Funds - Distribution Plan for Investor A
                                             Shares; How to Buy Investor A Shares; Sales
                                             Charges; Reduced Sales Charges; Exchange
                                             Privilege; Parkstone Individual Retirement
                                             Accounts; How Shares are Valued

8.      Redemption or Repurchase...........  How to Redeem Your Investor A Shares

9.      Pending Legal Proceedings..........  Not Applicable

PROSPECTUS - INVESTOR A SHARES





--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR A SHARES
--------------------------------------------------------------------------------


                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                      PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND


                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                            PARKSTONE TREASURY FUND
                            PARKSTONE TAX-FREE FUND

                       Prospectus dated October 8, 1996


                        [PARKSTONE MUTUAL FUNDS LOGO]

                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS

INVESTOR A SHARES                              PROSPECTUS DATED OCTOBER 8, 1996


GROWTH FUNDS                                     For more information call:
Parkstone Equity Fund                            (800) 451-8377
Parkstone Small Capitalization Fund              or write to:
Parkstone Large Capitalization Fund              3435 Stelzer Road
Parkstone International Discovery Fund           Columbus, Ohio 43219

GROWTH AND INCOME FUNDS                          THESE SECURITIES HAVE NOT
Parkstone Balanced Fund                          BEEN APPROVED OR
Parkstone High Income Equity Fund                DISAPPROVED BY THE
                                                 SECURITIES AND EXCHANGE
INCOME FUNDS                                     COMMISSION OR ANY STATE
Parkstone Bond Fund                              SECURITIES COMMISSION NOR
Parkstone Limited Maturity Bond Fund             HAS THE COMMISSION OR ANY
Parkstone Intermediate Government Obligations    STATE SECURITIES COMMISSION
Fund                                             PASSED UPON THE ACCURACY OR
Parkstone U.S. Government Income Fund            ADEQUACY OF THIS
                                                 PROSPECTUS. ANY
TAX-FREE INCOME FUNDS                            REPRESENTATION TO THE
Parkstone Municipal Bond Fund                    CONTRARY IS A CRIMINAL
Parkstone Michigan Municipal Bond Fund           OFFENSE

MONEY MARKET FUNDS
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund
Parkstone Tax-Free Fund


The Funds listed above are each of the sixteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor A Shares. This Prospectus explains concisely what you should know before investing in the Investor A Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the October 8, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                                   PROSPECTUS--Investor A Shares

TABLE OF CONTENTS


                                                                                PAGE
                                                                                ---
Prospectus Roadmap...........................................................     3
Prospectus Summary...........................................................     5
Fee Tables...................................................................     9
Financial Highlights.........................................................    12
Investment Objectives and Policies...........................................    27
Risk Factors and Investment Techniques.......................................    40
Investment Restrictions......................................................    51
Management of the Funds......................................................    53
How to Buy Investor A Shares.................................................    58
Sales Charges................................................................    60
Reduced Sales Charges........................................................    61
Directed Dividend Option.....................................................    63
Exchange Privilege...........................................................    63
Parkstone Individual Retirement Accounts.....................................    64
How to Redeem Your Investor A Shares.........................................    64
How Shares Are Valued........................................................    67
Dividends and Taxes..........................................................    67
Performance Information......................................................    70
Fundata(R)...................................................................    71
General Information..........................................................    71



PROSPECTUS--Investor A Shares          2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.

                                                                    INVESTMENT
                                                                    OBJECTIVES
                                                      FINANCIAL        AND          RISK FACTORS AND
                        FUND                          HIGHLIGHTS     POLICIES     INVESTMENT TECHNIQUES

  Balanced Fund                                           16             29                  31
 -------------------------------------------------------------------------------------------------------
  Bond Fund                                               18             32                  33
 -------------------------------------------------------------------------------------------------------
  Equity Fund                                             12             27                  28
 -------------------------------------------------------------------------------------------------------
  Government Income Fund                                  21             34                  35
 -------------------------------------------------------------------------------------------------------
  High Income Equity Fund                                 17             31                  32
 -------------------------------------------------------------------------------------------------------
  International Discovery Fund                            15             28                  29
 -------------------------------------------------------------------------------------------------------
  Intermediate Government Obligations Fund                20             34                  34
 -------------------------------------------------------------------------------------------------------
  Large Capitalization Fund                               14             27                  28
 -------------------------------------------------------------------------------------------------------
  Limited Maturity Bond Fund                              19             32                  33
 -------------------------------------------------------------------------------------------------------
  Michigan Municipal Bond Fund                            22             35                  37
 -------------------------------------------------------------------------------------------------------
  Municipal Bond Fund                                     23             35                  37
 -------------------------------------------------------------------------------------------------------
  Prime Obligations Fund                                  24             37                  39
 -------------------------------------------------------------------------------------------------------
  Small Capitalization Fund                               13             27                  28
 -------------------------------------------------------------------------------------------------------
  Tax-Free Fund                                           25             37                  39
 -------------------------------------------------------------------------------------------------------
  Treasury Fund                                           25             37                  39
 -------------------------------------------------------------------------------------------------------
  U.S. Government Obligations Fund                        26             37                  39
 -------------------------------------------------------------------------------------------------------

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public sixteen separate investment portfolios, fifteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.


This Prospectus relates only to the Investor A Shares of the following Funds:


       Parkstone Equity Fund (the "Equity Fund")
       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
       Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate Government
       Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
       Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund") Parkstone U.S. Government Obligations Fund (the "U.S. Government Obligations Fund")


                                        3          PROSPECTUS--Investor A Shares

       Parkstone Treasury Fund (the "Treasury Fund")
       Parkstone Tax-Free Fund (the "Tax-Free Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Fund and High Income Equity Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as "Tax-Free Income Funds." Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."


The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Each Fund of the Group offers multiple classes of shares. This Prospectus describes one class of shares of each Fund, Investor A Shares. Interested persons who wish to obtain a copy of the Prospectus of the other classes of shares of the Funds or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Fund for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS--Investor A Shares           4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor A Shares of the following Funds of the
Group:


       GROWTH FUNDS
       Equity Fund
       Small Capitalization Fund
       Large Capitalization Fund
       International Fund


       GROWTH AND INCOME FUNDS
       Balanced Fund
       High Income Equity Fund

       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund

       TAX-FREE INCOME FUNDS
       Municipal Bond Fund
       Michigan Bond Fund

       MONEY MARKET FUNDS
       Prime Obligations Fund
       U.S. Government Obligations Fund
       Treasury Fund
       Tax-Free Fund


These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Investor A Shares of each of the Growth Funds and each of the Growth and Income Funds is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price (4.71% of the net amount invested). The public offering price of Investor A Shares of each of the Income Funds and each of the Tax-Free Income Funds is equal to the net asset value per share plus a sales charge equal to 4.00% of the public offering price (4.17% of the net amount invested). The public offering price is reduced when the amount of the transaction at the total public offering price is $50,000 or more (see "SALES CHARGES"). Under certain circumstances, the sales charge may be eliminated (see "REDUCED SALES CHARGES--Sales Charge Waivers"). The public offering price of each Money Market Fund is equal to the net asset value per share, which the Group will seek to maintain at $1.00.


Shares may be purchased by mail, telephone or wire, through a broker-dealer who has entered into an agreement with the Group's distributor BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor A Shares of one Fund of the Group may be exchanged for Investor A Shares of another Fund of the Group at net asset value without the imposition of a sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR A SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR A SHARES" and "HOW SHARES ARE VALUED."


                                        5          PROSPECTUS--Investor A Shares

Minimum Purchase

There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund.

Investment Objectives

[CAPTION]

           FUND                               INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
  Balanced Fund            seeks current income, long-term capital growth and
                           conservation of capital
------------------------------------------------------------------------------------
  Bond Fund                seeks to provide current income and preservation of
                           capital by investing in a portfolio of high- and
                           medium-grade fixed-income securities
------------------------------------------------------------------------------------
  Equity Fund              seeks growth of capital by investing primarily in a
                           diversified portfolio of common stocks and securities
                           convertible into common stocks
------------------------------------------------------------------------------------
  Government Income Fund   seeks to provide shareholders with a high level of current income consistent with prudent investment risk
------------------------------------------------------------------------------------
  High Income Equity       primarily seeks current income by investing in a
  Fund                     diversified portfolio of high quality, dividend-paying
                           stocks and securities convertible into common stocks; a
                           secondary objective is growth of capital
------------------------------------------------------------------------------------
  Intermediate             seeks to provide current income with preservation of
  Government Obligations   capital by investing in a diversified portfolio of U.S.
  Fund                     government securities with remaining maturities of 12
                           years or less
------------------------------------------------------------------------------------
  International Fund       seeks long-term growth of capital

------------------------------------------------------------------------------------
  Large Capitalization     seeks growth of capital by investing primarily in a
  Fund                     diversified portfolio of common stocks and securities
                           convertible into common stocks of companies with large
                           market capitalization
------------------------------------------------------------------------------------

  Limited Maturity Bond    seeks to provide current income and preservation of
  Fund                     capital by investing in a portfolio of high- and
                           medium-grade fixed-income securities, the remaining
                           maturities on which will be six years or less
------------------------------------------------------------------------------------
  Michigan Bond Fund       seeks income which is exempt from federal income tax and
                           Michigan state income and intangibles tax, although such
                           income may be subject to the federal alternative minimum
                           tax when received by certain shareholders; also seeks
                           preservation of capital
------------------------------------------------------------------------------------
  Municipal Bond Fund      seeks to provide current interest income which is exempt
                           from federal income taxes as well as preservation of
                           capital
------------------------------------------------------------------------------------
  Prime Obligations Fund   seeks to provide current income, with liquidity and
                           stability of principal
------------------------------------------------------------------------------------
  Small Capitalization     seeks growth of capital by investing primarily in a
  Fund                     diversified portfolio of common stocks and securities
                           convertible into common stocks of small- to medium-sized
                           companies
------------------------------------------------------------------------------------
  Tax-Free Fund            seeks to provide current income free from federal income
                           taxes, preservation of capital and relative stability of
                           principal
------------------------------------------------------------------------------------
  Treasury Fund            seeks to provide current income, with liquidity and
                           stability of principal
------------------------------------------------------------------------------------
  U.S. Government          seeks to provide current income, with liquidity and
  Obligation Fund          stability of principal

PROSPECTUS--Investor A Shares           6

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

[CAPTION]

           FUND                                INVESTMENT POLICY
--------------------------------------------------------------------------------------
  Balanced Fund            in any type or class of securities, including all types of common stocks, fixed-income securities and securities
                           convertible into common stocks. At least 25% of the value
                           of the Fund's total assets will be invested in fixed-
                           income senior securities and up to 15% of the Fund's total assets may be invested in foreign securities
--------------------------------------------------------------------------------------
  Bond Fund                at least 80% of its total assets in bonds, debentures and
                           certain other debt securities specified herein
--------------------------------------------------------------------------------------
  Equity Fund              at least 80% of its total assets in common stocks, and
                           securities convertible into common stocks, of companies
                           believed by the investment adviser to be characterized by
                           sound management and the ability to finance expected
                           growth
--------------------------------------------------------------------------------------
  Government Income Fund   at least 65% of its total assets in obligations issued or
                           guaranteed by the U.S. government or its agencies or
                           instrumentalities; under current market conditions, up to
                           80% of its total assets in mortgage-related securities,
                           which are issued or guaranteed by the U.S. government, its agencies and instrumentalities and by non-governmental
                           entities, or greater amounts as conditions warrant
--------------------------------------------------------------------------------------
  High Income Equity       at least 80% of its total assets in common stocks, and
  Fund                     securities convertible into common stocks, of companies
                           believed by the investment adviser to be characterized by
                           sound management, the ability to finance expected growth
                           and the ability to pay above-average dividends
--------------------------------------------------------------------------------------
  Intermediate             at least 80% of its total assets in obligations issued or
  Government Obligations   guaranteed by the U.S. government or its agencies or
  Fund                     instrumentalities and with remaining maturities of twelve
                           years or less
--------------------------------------------------------------------------------------
  International Fund       at least 65% of its total assets in an internationally
                           diversified portfolio of equity securities which trade on
                           markets in countries other than the United States and
                           which are issued by companies (i) domiciled in countries
                           other than the United States, or (ii) that derive at least
                           50% of either their revenues or pre-tax income from
                           activities outside of the United States, and (iii) which
                           are ranked as small- or medium-sized companies on the
                           basis of their capitalization
--------------------------------------------------------------------------------------

  Large Capitalization     at least 80% of its total assets in common stocks, and
  Fund                     securities convertible into common stocks, of companies
                           believed to be characterized by sound management and the
                           ability to finance expected long-term growth

--------------------------------------------------------------------------------------
  Limited Maturity Bond    at least 80% of the value of its total assets in bonds,
  Fund                     debentures and certain other debt securities specified
                           herein with remaining maturities of six years or less
--------------------------------------------------------------------------------------
  Michigan Bond Fund       at least 80% of its total assets in debt securities of all types; at least 65% of the net assets in municipal
                           securities issued by or on behalf of the State of
                           Michigan, its political subdivisions, municipalities and
                           public authorities
--------------------------------------------------------------------------------------
  Municipal Bond Fund      at least 80% of its total assets in tax-exempt obligations

                                        7          PROSPECTUS--Investor A Shares

[CAPTION]

           FUND                                INVESTMENT POLICY
----------------------------------------------------------------------------------
  Prime Obligations Fund   in high quality money market instruments and other
                           comparable investments
----------------------------------------------------------------------------------
  Small Capitalization     at least 80% of its total assets in common stocks, and
  Fund                     securities convertible into common stocks, of companies
                           believed by the investment adviser to be characterized by
                           sound management and the ability to finance expected
                           growth
----------------------------------------------------------------------------------
  Tax-Free Fund            at least 80% of its total assets in municipal obligations
                           the interest on which is both exempt from federal income
                           tax and not treated as a preference item for alternative
                           minimum tax purposes
----------------------------------------------------------------------------------
  Treasury Fund            exclusively in obligations issued or guaranteed by the
                           U.S. Treasury and in repurchase agreements backed by such
                           securities
----------------------------------------------------------------------------------
  U.S. Government          at least 65% of its total assets in short-term U.S.
  Obligations Fund         Treasury bills, notes and other obligations issued by the
                           U.S. government or its agencies or instrumentalities

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."


Management of the Funds

First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream serves as sub-adviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent"), serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid monthly, except for the Money Market Funds which are declared daily and paid monthly. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.


PROSPECTUS--Investor A Shares           8

FEE TABLES (INVESTOR A SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)(1)

--Growth Funds..............................................................   4.50%
--Growth and Income Funds...................................................   4.50%
--Income Funds..............................................................   4.00%
--Tax-Free Income Funds.....................................................   4.00%
--Money Market Funds........................................................    None
Sales Charge on Reinvested Distributions....................................    None
Deferred Sales Charge on Redemptions........................................    None
Redemption Fees(2)..........................................................    None
Exchange Fees(3)............................................................    None

------------
(1) The sales charge may be eliminated under certain circumstances. (See "REDUCED SALES CHARGES--Sales Charge Waivers.")

(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.


(3) Exchanges into a Non-Money Market Fund from a Money Market Fund will be subject to a sales charge.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*


                                                                                             TOTAL
                                                      MANAGEMENT     12B-1      OTHER      OPERATING
                                                         FEES       FEES(1)    EXPENSES    EXPENSES
                                                      ----------    ------     -------      -------
GROWTH FUNDS:
Equity Fund........................................      1.00%        0.25%      0.29%       1.54%
Small Capitalization Fund..........................      1.00%        0.25%      0.29%       1.54%
Large Capitalization Fund..........................      0.80%        0.25%      0.35%       1.40%
International Fund.................................      1.17%        0.25%      0.38%       1.80%

GROWTH AND INCOME FUNDS:
Balanced Fund......................................      0.75%        0.25%      0.41%       1.41%
High Income Equity Fund............................      1.00%        0.25%      0.32%       1.57%

INCOME FUNDS:
Bond Fund..........................................      0.70%        0.25%      0.24%       1.19%
Limited Maturity Bond Fund.........................      0.55%        0.25%      0.29%       1.09%
Intermediate Government Obligations Fund...........      0.70%        0.25%      0.26%       1.21%
Government Income Fund.............................      0.45%        0.25%      0.31%       1.01%

TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................      0.55%        0.25%      0.25%       1.05%
Michigan Bond Fund.................................      0.55%        0.25%      0.22%       1.02%

MONEY MARKET FUNDS:
Prime Obligations Fund.............................      0.40%        0.10%      0.24%       0.74%
U.S. Government Obligations Fund...................      0.40%        0.10%      0.24%       0.74%
Treasury Fund......................................      0.40%        0.10%      0.20%       0.70%
Tax-Free Fund......................................      0.40%        0.10%      0.26%       0.76%

------------
* after expense reductions


(1) Pursuant to the Investor A Distribution and Shareholder Service Plan, each Fund is authorized to make payments under such Plan of up to an annual rate of 0.25% of the average daily net asset value of such Fund's Investor A Shares. However, currently payments of only 0.10% are being charged under such Plan with respect to the Money Market Funds.

                                        9          PROSPECTUS--Investor A Shares

Management Fees and Total Expenses as a percentage of average net assets for the International Fund, absent the voluntary reduction of advisory fees, would have been 1.25% and 1.88%, respectively. For the Balanced Fund they would have been 1.00% and 1.66%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of administration fees and advisory fees, would have been 0.74%, 0.29% and 1.28%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, 0.34% and 1.33%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, 0.31% and 1.30%, respectively. For the Government Income Fund, they would have been 0.74%, 0.36% and 1.35%, respectively. For the Municipal Bond Fund, they would have been 0.74%, 0.35% and 1.34%, respectively. For the Michigan Bond Fund, they would have been 0.74%, 0.32% and 1.31%, respectively. 12b-1 Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Prime Obligations Fund, absent the voluntary reduction of 12b-1 fees and administration fees, would have been 0.25%, 0.26% and 0.91%, respectively. For the U.S. Government Obligations Fund, they would have been 0.25%, 0.26% and 0.91%, respectively. For the Treasury Fund, they would have been 0.25%, 0.30% and 0.95%, respectively. For the Tax-Free Fund, they would have been 0.25%, 0.28% and 0.93%, respectively. The annual percentages of Management Fees and Other Expenses for the Large Capitalization Fund are based on such fees and expenses incurred since commencement of operations and expected voluntary reductions. Absent the expected voluntary reduction of administrative and advisory fees, Management Fees, Other Expenses and Total Expenses would be 0.80%, 0.97% and 2.62%, respectively. (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")


EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor A Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           -----     ------     ------     -------
GROWTH FUNDS:
Equity Fund.............................................    $ 60       $91       $ 125       $220
Small Capitalization Fund...............................    $ 60       $91       $ 125       $220
Large Capitalization Fund*..............................    $ 59       $87          --         --
International Fund......................................    $ 62       $99       $ 138       $247

GROWTH AND INCOME FUNDS:
Balanced Fund...........................................    $ 59       $88       $ 119       $206
High Income Equity Fund.................................    $ 60       $92       $ 127       $223

INCOME FUNDS:
Bond Fund...............................................    $ 52       $76       $ 103       $179
Limited Maturity Bond Fund..............................    $ 51       $73       $  98       $168
Intermediate Government Obligations Fund................    $ 52       $77       $ 104       $181
Government Income Fund..................................    $ 50       $71       $  94       $159

TAX-FREE INCOME FUNDS:
Municipal Bond Fund.....................................    $ 50       $72       $  96       $163
Michigan Bond Fund......................................    $ 50       $72       $  96       $160

MONEY MARKET FUNDS:
Prime Obligations Fund..................................    $  8       $24       $  41       $ 92
U.S. Government Obligations Fund........................    $  8       $24       $  41       $ 92
Treasury Fund...........................................    $  7       $22       $  39       $ 87
Tax-Free Fund...........................................    $  8       $24       $  42       $ 94

------------
* Because the Large Capitalization Fund has been in operation for less than 10 months, expense example information is provided only for 1-year and 3-year periods.


PROSPECTUS--Investor A Shares          10

The information set forth in the foregoing Fee Tables and expense examples relates only to Investor A Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor A Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor A Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may invest in Investor A Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor A Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       11          PROSPECTUS--Investor A Shares

FINANCIAL HIGHLIGHTS


The tables on the following pages set forth certain information concerning the investment results of the Investor A Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1996 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report include periods prior to such reclassification.


EQUITY FUND - INVESTOR A SHARES


                                                        YEAR ENDED JUNE 30,
                               ---------------------------------------------------------------------
                                       INVESTOR A SHARES                                                    OCT. 31, 1988
                             -------------------------------------                                                TO
                            1996      1995        1994       1993(B)       1992        1991        1990    JUNE 30, 1989(A)
                            ----      ----        ----       -------       ----        ----        ----     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $16.56    $14.69      $15.11      $12.80       $11.69      $12.37      $11.48       $10.00
                             -----     -----       -----       -----        -----       -----       -----   ----------
Investment Activities
    Net investment income
      (loss).............    (0.16)    (0.12)      (0.10)      (0.01)        0.17        0.45        0.30         0.20
    Net realized and
      unrealized gains
      (losses) on
      investments........     4.97      3.46       (0.28)       2.74         1.59       (0.53)       1.86         1.47
                             -----     -----       -----       -----        -----       -----       -----   ----------
    Total from Investment
      Activities.........     4.81      3.34       (0.38)       2.73         1.76       (0.08)       2.16         1.67
                             -----     -----       -----       -----        -----       -----       -----   ----------
Distributions
    Net investment
      income.............                                      (0.02)       (0.17)      (0.45)      (0.28)       (0.19)
    Net realized gains...    (0.66)    (0.48)      (0.04)      (0.40)       (0.48)      (0.15)      (0.99)
    In excess of net
      realized gains.....              (0.99)
                             -----     -----       -----       -----        -----       -----       -----   ----------
    Total
      Distributions......    (0.66)    (1.47)      (0.04)      (0.42)       (0.65)      (0.60)      (1.27)       (0.19)
                             -----     -----       -----       -----        -----       -----       -----   ----------
NET ASSET VALUE, END OF
  PERIOD.................   $20.71    $16.56      $14.69      $15.11       $12.80      $11.69      $12.37       $11.48
                             -----     -----       -----       -----        -----       -----       -----   ----------
                             -----     -----       -----       -----        -----       -----       -----   ----------
Total return (excluding
  sales charges).........    29.57%    24.85%      (2.57)%     21.42%       15.18%      (0.45)%     19.23%       16.83%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets, end of
      period (000).......  $66,260   $43,803     $36,108     $26,460     $407,782    $298,655    $247,683     $180,124
    Ratio of expenses to
      average net
      assets.............     1.54%     1.51%       1.38%       1.28%        1.18%       1.10%       1.07%        1.06%(c)
    Ratio of net
      investment income
      (loss) to average
      net assets.........    (0.94)%   (0.87)%     (0.75)%     (0.12)%       1.24%       3.87%       2.51%        2.80%(c)
    Ratio of expenses to
      average net
      assets*............     1.54%     1.54%       1.53%       1.35%        1.26%       1.28%       1.29%        1.31%(c)
    Ratio of net
      investment income
      (loss) to average
      net assets*........    (0.94)%   (0.90)%     (0.90)%     (0.19)%       1.15%       3.69%       2.29%        2.55%(c)
    Portfolio turnover
      rate (d)...........    49.27%    46.39%      70.87%      66.48%       93.76%     189.26%     136.95%       87.30%
    Average commission
      rate paid(g).......  $0.0796

PROSPECTUS--Investor A Shares          12

SMALL CAPITALIZATION FUND - INVESTOR A SHARES


                                                    YEAR ENDED JUNE 30,
                           ------------------------------------------------------------------          OCT. 31
                                     INVESTOR A SHARES                                                   1988
                           --------------------------------------                                    TO JUNE 30,
                             1996      1995      1994     1993(b)     1992       1991      1990        1989(a)
                           --------   -------   -------   -------   --------   --------   -------  ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $25.88    $19.75    $20.31    $14.64     $13.58     $14.82    $11.59        $10.00
                             ------    ------    ------    ------     ------     ------    ------        ------
Investment Activities
    Net investment income
      (loss).............     (0.23)    (0.18)    (0.15)    (0.13)     (0.08)      0.14      0.04          0.06
    Net realized and
      unrealized gains
      (losses) on
      investments........     12.17      8.46      0.09      6.75       1.89      (1.24)     3.23          1.59
                             ------    ------    ------    ------     ------     ------    ------        ------
    Total from Investment
      Activities.........     11.94      8.28     (0.06)     6.62       1.81      (1.10)     3.27          1.65
                             ------    ------    ------    ------     ------     ------    ------        ------
Distributions
    Net investment
      income.............                                                         (0.14)    (0.04)        (0.06)
    Net realized gains...     (3.65)    (2.15)    (0.50)    (0.95)     (0.75)
                             ------    ------    ------    ------     ------     ------    ------        ------
    Total
      Distributions......     (3.65)    (2.15)    (0.50)    (0.95)     (0.75)     (0.14)    (0.04)        (0.06)
                             ------    ------    ------    ------     ------     ------    ------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $34.17    $25.88    $19.75    $20.31     $14.64     $13.58    $14.82        $11.59
                             ======    ======    ======    ======     ======     ======    ======        ======

Total Return (excluding
  sales charges).........     49.93%    44.88%    (0.55)%   45.77%     12.95%     (6.76)%   28.28%        16.60%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets, end of
      period (000).......  $187,016   $71,984   $42,791   $27,976   $180,079   $107,500   $94,517       $53,917
    Ratio of expenses to
      average net
      assets.............      1.54%     1.55%     1.40%     1.29%      1.19%      1.15%     1.11%         1.29%(c)
    Ratio of net
      investment income
      (loss) to average
      net assets.........     (1.18)%   (1.27)%   (1.24)%   (1.02)%    (0.61)%     1.08%     0.37%         0.80%(c)
    Ratio of expenses to
      average net
      assets*............      1.54%     1.58%     1.55%     1.36%      1.28%      1.33%     1.33%         1.54%(c)
    Ratio of net
      investment income
      (loss) to
      average net
      assets*............     (1.18)%   (1.30)%   (1.39)%   (1.09)%    (0.70)%     0.90%     0.15%         0.55%(c)
    Portfolio turnover
      rate (d)...........     67.22%    50.53%    72.64%    71.21%     95.02%    139.66%    83.10%        51.79%
    Average commission
      rate paid(g).......   $0.0800


                                       13          PROSPECTUS--Investor A Shares

LARGE CAPITALIZATION FUND - INVESTOR A SHARES

                                                                                        INVESTOR A SHARES
                                                                                        -----------------
                                                                                          DEC. 28, 1995
                                                                                               TO
                                                                                        JUNE 30, 1996(a)
                                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD................................................          $10.00
                                                                                             -------
Investment Activities
    Net investment income...........................................................            0.03
    Net realized and unrealized gains on investments................................            1.23
                                                                                             -------
    Total from Investment Activities................................................            1.26
                                                                                             -------
Distributions
    Net investment income...........................................................           (0.03)
    In excess of net investment income
                                                                                             -------
    Total Distributions.............................................................           (0.03)
                                                                                             -------
NET ASSET VALUE, END OF PERIOD......................................................          $11.23
                                                                                             =======

Total Return (excluding sales charges)..............................................            8.99%

RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000).................................................          $1,657
    Ratio of expenses to average net assets.........................................            1.40%(c)
    Ratio of net investment income to average net assets............................            0.31%(c)
    Ratio of expenses to average net assets*........................................            2.62%(c)
    Ratio of net investment (loss) to average net assets*...........................           (0.91)%(c)
    Portfolio turnover rate(d)......................................................            0.86%
    Average commission rate paid(g).................................................         $0.0800


PROSPECTUS--Investor A Shares          14

INTERNATIONAL FUND - INVESTOR A SHARES


                                                            YEAR ENDED JUNE 30,
                                                       ----------------------------
                                                             INVESTOR A SHARES             DEC. 29, 1992
                                                       ----------------------------             TO
                                                       1996       1995(f)      1994     JUNE 30, 1993(a)(b)
                                                       ----       ------       ----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................  $12.23      $13.18      $11.50          $10.00
                                                       ------      ------      ------         -------
Investment Activities
    Net investment income (loss).....................   (0.02)       0.03       (0.02)           0.03
    Net realized and unrealized gains (losses) on
      investments and foreign currency
      transactions...................................    1.81       (0.36)       1.74            1.48
                                                       ------      ------      ------         -------
    Total from Investment Activities.................    1.79       (0.33)       1.72            1.51
                                                       ------      ------      ------         -------
Distributions
    Net investment income............................                           (0.02)          (0.01)
    In excess of net investment income...............   (0.01)
    Net realized gains...............................               (0.62)      (0.02)
                                                       ------      ------      ------         -------
    Total Distributions..............................   (0.01)      (0.62)      (0.04)          (0.01)
                                                       ------      ------      ------         -------
NET ASSET VALUE, END OF PERIOD.......................  $14.01      $12.23      $13.18          $11.50
                                                       ======      ======      ======         =======
Total Return (excluding sales charges)...............   14.65%      (2.19)%     14.99%          15.11%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000).................. $39,575     $34,228     $36,297          $8,353
    Ratio of expenses to average net assets..........    1.80%       1.78%       1.63%           1.64%(c)
    Ratio of net investment income (loss) to average
      net assets.....................................   (0.11)%      0.08%      (0.29)%          1.02%(c)
    Ratio of expenses to average net assets*.........    1.88%       1.91%       1.84%           1.81%(c)
    Ratio of net investment income (loss) to average
      net assets*....................................   (0.19)%     (0.06)%     (0.49)%          0.85%(c)
    Portfolio turnover rate(d).......................   54.47%     104.39%      37.23%          12.47%
    Average commission rate paid(g).................. $0.0321


                                       15          PROSPECTUS--Investor A Shares

BALANCED FUND - INVESTOR A SHARES


                                                              YEAR ENDED JUNE 30,
                                                 -----------------------------------------
                                                              INVESTOR A SHARES               JAN. 31, 1992
                                                 -----------------------------------------          TO
                                                 1996       1995(f)      1994       1993(b)  JUNE 30, 1992(b)
                                                 ----       ------       ----       ------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $12.19      $10.67      $11.09      $9.68         $10.00
                                                 ------      ------      ------      -----         ------
Investment Activities
    Net investment income......................    0.32        0.28        0.26       0.28           0.14
    Net realized and unrealized gains (losses)
      on investments...........................    1.74        1.69       (0.43)      1.42          (0.34)
                                                 ------      ------      ------      -----         ------
         Total from Investment Activities......    2.06        1.97       (0.17)      1.70          (0.20)
                                                 ------      ------      ------      -----         ------
Distributions
    Net investment income......................   (0.31)      (0.29)      (0.25)     (0.29)         (0.12)
    Net realized gains.........................   (0.57)      (0.01)
    In excess of net realized gains............               (0.15)
                                                 ------      ------      ------      -----         ------
         Total Distributions...................   (0.88)      (0.45)      (0.25)     (0.29)         (0.12)
                                                 ------      ------      ------      -----         ------
NET ASSET VALUE, END OF PERIOD.................  $13.37      $12.19      $10.67     $11.09          $9.68
                                                 ======      ======      ======     ======         ======
Total Return (excluding sales charges).........   17.51%      18.96%      (1.63)%    17.74%         (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)............ $17,097     $12,849     $11,901     $6,115        $38,136
    Ratio of expenses to average net assets....    1.41%       1.47%       1.18%      1.18%          1.19%(c)
    Ratio of net investment income to average
      net assets...............................    2.37%       2.54%       2.38%      2.66%          3.46%(c)
    Ratio of expenses to average net assets*...    1.66%       1.78%       1.63%      1.53%          1.50%(c)
    Ratio of net investment income to average
      net assets*..............................    2.12%       2.23%       1.93%      2.31%          3.13%(c)
    Portfolio turnover rate(d).................  437.90%     250.66%     192.39%    177.99%         47.58%
    Average commission rate paid(g)............ $0.0848


PROSPECTUS--Investor A Shares          16

HIGH INCOME EQUITY FUND - INVESTOR A SHARES


                                                      YEAR ENDED JUNE 30,
                                ---------------------------------------------------------------
                                       INVESTOR A SHARES                                             OCT. 31, 1988
                              ------------------------------------                                         TO
                              1996      1995      1994     1993(b)     1992       1991      1990    JUNE 30, 1989(a)
                              ----      ----      ----     -------     ----       ----      ----     --------------
NET ASSET VALUE, BEGINNING
  OF
  PERIOD...................   $14.49    $13.50    $14.69    $13.14     $12.48     $12.19    $11.35        $10.00
                              ------    ------    ------    ------     ------     ------    ------        ------
Investment Activities
    Net investment
      income...............     0.30      0.36      0.37      0.45       0.54       0.57      0.56          0.35
    Net realized and
      unrealized gains
      (losses) on
      investments..........     3.27      1.00     (0.56)     1.69       0.99       0.38      1.04          1.32
                              ------    ------    ------    ------     ------     ------    ------        ------
         Total from
           Investment
           Activities......     3.57      1.36     (0.19)     2.14       1.53       0.95      1.60          1.67
                              ------    ------    ------    ------     ------     ------    ------        ------
Distributions
    Net investment
      income...............    (0.30)    (0.36)    (0.37)    (0.45)     (0.54)     (0.59)    (0.54)        (0.32)
    In excess of net
      investment income....              (0.01)
    Net realized gains.....    (0.45)              (0.24)    (0.14)     (0.33)     (0.07)    (0.22)
    In excess of net
      realized gains.......       --        --     (0.39)       --         --         --        --            --
                              ------    ------    ------    ------     ------     ------    ------        ------
         Total
           Distributions...    (0.75)    (0.37)    (1.00)    (0.59)     (0.87)     (0.66)    (0.76)        (0.32)
                              ------    ------    ------    ------     ------     ------    ------        ------
NET ASSET VALUE, END OF
  PERIOD...................   $17.31    $14.49    $13.50    $14.69     $13.14     $12.48    $12.19        $11.35
                              ======    ======    ======    ======     ======     ======    ======        ======
Total Return (excluding
  sales charges)...........    25.05%    10.32%    (1.63)%   16.71%     12.56%      8.22%    14.37%        16.97%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of
      period (000).........  $82,396   $71,063   $76,108   $50,000   $270,549   $150,980   $96,344       $66,367
    Ratio of expenses to
      average net assets...     1.57%     1.54%     1.40%     1.29%      1.19%      1.13%     1.11%         1.16%(c)
    Ratio of net investment
      income to average
      net assets...........     1.86%     2.65%     2.56%     3.24%      4.12%      4.75%     4.69%         4.92%(c)
    Ratio of expenses to
      average net
      assets*..............     1.57%     1.57%     1.55%     1.36%      1.27%      1.31%     1.33%         1.41%(c)
    Ratio of net investment
      income to average
      net assets*..........     1.86%     2.61%     2.41%     3.17%      4.03%      4.57%     4.47%         4.67%(c)
    Portfolio turnover
      rate(d)..............    40.75%    77.70%    69.35%    67.26%     68.42%    115.68%    53.08%        29.55%
    Average commission rate
      paid(g)..............  $0.0800


                                       17          PROSPECTUS--Investor A Shares

BOND FUND - INVESTOR A SHARES

                                                   YEAR ENDED JUNE 30,
                            -----------------------------------------------------------------
                                     INVESTOR A SHARES                                            OCT. 31, 1988
                           -------------------------------------                                        TO
                             1996      1995      1994    1993(b)     1992      1991      1990    JUNE 30, 1989(a)
                             ----      ----      ----    -------     ----      ----      ----    ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............    $9.67     $9.30    $10.54    $10.54    $10.07    $10.00    $10.11        $10.00
                              -----     -----     -----    ------    ------    ------    ------        ------
Investment Activities
    Net investment
      income..............     0.57      0.58      0.59      0.71      0.75      0.77      0.78          0.53
    Net realized and
      unrealized gains
      (losses) on
      investments.........    (0.16)     0.38     (0.72)     0.47      0.56      0.08     (0.11)         0.09
                              -----     -----     -----    ------    ------    ------    ------        ------
    Total from Investment
      Activities..........     0.41      0.96     (0.13)     1.18      1.31      0.85      0.67          0.62
                              -----     -----     -----    ------    ------    ------    ------        ------
Distributions
    Net investment
      income..............    (0.57)    (0.58)    (0.57)    (0.73)    (0.76)    (0.78)    (0.78)        (0.51)
    In excess of net
      investment income...              (0.01)
    Net realized gains....                                  (0.45)    (0.08)
    In excess of net
      realized gains......                        (0.54)
                              -----     -----     -----    ------    ------    ------    ------        ------
    Total Distributions...    (0.57)    (0.59)    (1.11)    (1.18)    (0.84)    (0.78)    (0.78)        (0.51)
                              -----     -----     -----    ------    ------    ------    ------        ------
NET ASSET VALUE, END OF
  PERIOD..................    $9.51     $9.67     $9.30    $10.54    $10.54    $10.07    $10.00        $10.11
                              =====     =====     =====    ======    ======    ======    ======        ======
Total Return (excluding
  sales charges)..........     4.27%    10.85%    (1.62)%   11.93%    13.47%     8.80%     6.94%         6.42%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of
      period (000)........  $20,175   $17,572   $18,391   $18,562  $477,526  $432,225  $316,477      $123,928
    Ratio of expenses to
      average net
      assets..............     1.19%     1.24%     0.98%     0.89%     0.87%     0.84%     0.81%         0.82%(c)
    Ratio of net
      investment income
      to average net
      assets..............     5.71%     6.32%     5.86%     6.47%     7.19%     7.72%     8.04%         8.06%(c)
    Ratio of expenses to
      average net
      assets*.............     1.28%     1.39%     1.27%     1.07%     1.01%     1.02%     1.02%         1.06%(c)
    Ratio of net
      investment income
      to average net
      assets*.............     5.62%     6.17%     5.57%     6.29%     7.05%     7.54%     7.83%         7.82%(c)
    Portfolio
      Turnover rate(d)....  1189.27%  1010.64%   893.27%   443.98%   289.38%   339.74%   314.71%       121.08%

PROSPECTUS--Investor A Shares          18

LIMITED MATURITY BOND FUND - INVESTOR A SHARES


                                                      YEAR ENDED JUNE 30,
                              --------------------------------------------------------------
                                        INVESTOR A SHARES                                             OCT. 31, 1988
                              -------------------------------------                                         TO
                               1996      1995      1994     1993(b)     1992      1991      1990     JUNE 30, 1989(a)
                              -------   -------   -------   -------   --------   -------   -------   ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................   $9.71     $9.57    $10.18    $10.25      $9.93     $9.88    $10.08         $10.00
                                -----     -----     -----    ------     ------     -----     -----         ------
Investment Activities
    Net investment
      income ................    0.62      0.56      0.62      0.65       0.71      0.72      0.83           0.53
    Net realized and
      unrealized gains
      (losses) on
      investments............   (0.21)     0.13     (0.58)     0.13       0.35      0.10     (0.15)          0.02
                                -----     -----     -----    ------     ------     -----     -----         ------
         Total from
           Investment
           Activities........    0.41      0.69      0.04      0.78       1.06      0.82      0.68           0.55
                                -----     -----     -----    ------     ------     -----     -----         ------
Distributions
    Net investment income....   (0.62)    (0.55)    (0.61)    (0.69)     (0.71)    (0.73)    (0.83)         (0.47)
    Net realized gains.......                                 (0.16)     (0.03)    (0.04)    (0.05)
    In excess of net realized
      gains..................   (0.01)              (0.04)
                                -----     -----     -----    ------     ------     -----     -----         ------
    Total Return of
      Capital................   (0.01)
                                -----     -----     -----    ------     ------     -----     -----         ------
         Total
           Distributions.....   (0.64)    (0.55)    (0.65)    (0.85)     (0.74)    (0.77)    (0.88)         (0.47)
                                -----     -----     -----    ------     ------     -----     -----         ------
NET ASSET VALUE, END OF
  PERIOD.....................   $9.48     $9.71     $9.57    $10.18     $10.25     $9.93     $9.88         $10.08
                                =====     =====     =====    ======     ======     =====     =====         ======
Total Return (excluding sales
  charges)...................    4.37%     7.53%     0.32%     7.96%     11.00%     8.66%     7.10%          5.70%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period
      (000).................. $14,390   $18,930   $24,907   $18,060   $117,241   $70,870   $43,696        $71,627
    Ratio of expenses to
      average net assets.....    1.09%     1.05%     0.86%     0.75%      0.83%     0.91%     0.92%          0.88%(c)
    Ratio of net investment
      income to average net
      assets.................    6.09%     5.89%     6.22%     6.41%      7.13%     7.47%     8.01%          8.19%(c)
    Ratio of expenses to
      average net assets*....    1.33%     1.36%     1.30%     1.08%      1.05%     1.10%     1.14%          1.12%(c)
    Ratio of net investment
      income to average net
      assets*................    5.85%     5.58%     5.78%     6.08%      6.91%     7.28%     7.79%          7.95%(c)
    Portfolio turnover
      rate(d)................  618.60%   397.97%   353.28%   123.10%     87.75%   161.32%   319.11%        117.37%


                                       19          PROSPECTUS--Investor A Shares

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES


                                                   YEAR ENDED JUNE 30,
                            -----------------------------------------------------------------
                                     INVESTOR A SHARES                                            OCT. 31, 1988
                            ------------------------------------                                        TO
                             1996      1995      1994    1993(b)     1992      1991      1990    JUNE 30, 1989(a)
                             ----      ----      ----    -------     ----      ----      ----     --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............    $9.93     $9.62    $10.53    $10.42    $10.05     $9.91    $10.05        $10.00
                              -----     -----     -----    ------    ------    ------     -----        ------
Investment Activities
    Net investment
      income..............     0.60      0.50      0.59      0.68      0.71      0.74      0.79          0.50
    Net realized and
      unrealized
      gains (losses) on
      investments.........    (0.25)     0.31     (0.66)     0.21      0.46      0.15     (0.11)        (0.02)
                              -----     -----     -----    ------    ------    ------     -----        ------
    Total from investment
      activities..........     0.35      0.81     (0.07)     0.89      1.17      0.89      0.68          0.48
                              -----     -----     -----    ------    ------    ------     -----        ------
Distributions
    Net investment
      income..............    (0.58)    (0.50)    (0.59)    (0.73)    (0.71)    (0.75)    (0.79)        (0.43)
    Net realized gains....                                  (0.05)    (0.09)              (0.03)
    In excess of net
      realized gains......                        (0.25)
                              -----     -----     -----    ------    ------    ------     -----        ------
    Total Distributions...    (0.58)    (0.50)    (0.84)    (0.78)    (0.80)    (0.75)    (0.82)        (0.43)
                              -----     -----     -----    ------    ------    ------     -----        ------
NET ASSET VALUE, END OF
  PERIOD..................    $9.70     $9.93     $9.62    $10.53    $10.42    $10.05     $9.91        $10.05
                              =====     =====     =====    ======    ======    ======     =====        ======
Total Return (excluding
  sales charges)..........     3.69%     8.69%    (0.90)%     8.92%    12.03%     9.32%     7.07%         4.92%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of
      period (000)........  $22,954   $27,521   $36,106   $37,055  $234,906  $142,864  $100,205       $83,212
    Ratio of expenses to
      average net
      assets..............     1.21%     1.25%     1.00%     0.90%     0.87%     0.86%     0.85%         0.87%(c)
    Ratio of net
      investment
      income to average
      net assets..........     5.51%     5.22%     5.80%     6.51%     7.07%     7.48%     8.04%         7.79%(c)
    Ratio of expenses to
      average net
      assets*.............     1.30%     1.41%     1.29%     1.08%     1.01%     1.04%     1.06%         1.11%(c)
    Ratio of net
      investment
      income to average
      net assets*.........     5.42%     5.07%     5.51%     6.33%     6.93%     7.30%     7.83%         7.55%(c)
    Portfolio turnover
      rate(d).............   916.39%   549.93%   546.06%   225.90%   114.76%   164.59%   294.62%       111.96%


PROSPECTUS--Investor A Shares          20

GOVERNMENT INCOME FUND - INVESTOR A SHARES


                                                                 YEAR ENDED JUNE 30,
                                                             -------------------------
                                                                  INVESTOR A SHARES        NOV. 12, 1992
                                                             -------------------------          TO
                                                            1996      1995    1994(b)   JUNE 30, 1993(a)(b)
                                                            ----      ----    -------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $9.42     $9.41    $10.04          $10.00
                                                             -----     -----     -----          ------
Investment Activities
    Net investment income................................     0.73      0.75      0.74            0.48
    Net realized and unrealized gains (losses) on
      investments........................................    (0.17)              (0.64)           0.04
                                                             -----     -----     -----          ------
    Total from Investment Activities.....................     0.56      0.75      0.10            0.52
                                                             -----     -----     -----          ------
Distributions
    Net investment income................................    (0.65)    (0.66)    (0.72)         (0.48)
    Tax return of capital................................    (0.08)    (0.08)    (0.01)
                                                             -----     -----     -----          ------
    Total Distributions..................................    (0.73)    (0.74)    (0.73)         (0.48)
                                                             -----     -----     -----          ------
NET ASSET VALUE, END OF PERIOD...........................    $9.25     $9.42     $9.41          $10.04
                                                             =====     =====     =====          ======
Total Return (excluding sales charges)...................     5.97%     8.46%     0.94%           5.35%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)......................  $52,250   $50,931   $54,027         $32,633
    Ratio of expenses to average net assets..............     1.01%     1.04%     0.82%           0.75%(c)
    Ratio of net investment income to average net
    assets...............................................     7.70%     8.03%     7.42%           7.41%(c)
    Ratio of expenses to average net assets*.............     1.35%     1.44%     1.36%           1.23%(c)
    Ratio of net investment income to average net
      assets*............................................     7.36%     7.63%     6.87%           6.93%(c)
    Portfolio turnover rate(d)...........................   348.01%   114.71%   102.24%         135.06%


                                       21          PROSPECTUS--Investor A Shares

MICHIGAN BOND FUND - INVESTOR A SHARES


                                                        YEAR ENDED JUNE 30,
                                       -----------------------------------------------------
                                                   INVESTOR A SHARES                                JULY 2, 1990
                                       ------------------------------------------                        TO
                                       1996        1995        1994       1993(b)       1992      JUNE 30, 1991(a)
                                       ----        ----        ----       -------       ----       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................   $10.75      $10.53      $10.97      $10.58       $10.14          $10.00
                                       ------      ------      ------      ------       ------          ------
Investment Activities
    Net investment income ..........     0.47        0.48        0.47        0.50         0.52            0.55
    Net realized and unrealized
      gains (losses) on
      investments...................     0.04        0.23       (0.36)       0.47         0.44            0.11
                                       ------      ------      ------      ------       ------          ------
    Total From Investment
      Activities....................     0.51        0.71        0.11        0.97         0.96            0.66
                                       ------      ------      ------      ------       ------          ------
Distributions
    Net investment income...........    (0.47)      (0.48)      (0.45)      (0.54)       (0.52)          (0.52)
    In excess of net investment
      income........................                (0.01)
    Net realized gains..............    (0.03)                  (0.01)      (0.04)
    In excess of net realized
      gains.........................                            (0.09)
                                       ------      ------      ------      ------       ------          ------
    Total Distributions.............    (0.50)      (0.49)      (0.55)      (0.58)       (0.52)          (0.52)
                                       ------      ------      ------      ------       ------          ------
NET ASSET VALUE, END OF PERIOD......   $10.76      $10.75      $10.53      $10.97       $10.58          $10.14
                                       ======      ======      ======      ======       ======          ======
Total Return (excluding sales
  charges)..........................     4.87%       6.99%       0.92%       9.40%        9.73%           6.77%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period
      (000).........................  $36,681     $37,874     $42,204     $32,778     $146,782         $90,182
    Ratio of expenses to average
      net assets....................     1.02%       1.00%       0.85%       0.78%        0.84%           0.57%(c)
    Ratio of net investment income
      to average net assets.........     4.32%       4.57%       4.25%       4.67%        5.15%           5.76%(c)
    Ratio of expenses to average
      net assets*...................     1.31%       1.32%       1.29%       1.12%        1.05%           1.15%(c)
    Ratio of net investment income
      to average net assets*........     4.03%       4.25%       3.81%       4.33%        4.93%           5.18%(c)
    Portfolio turnover rate(d)......    27.66%      26.06%       6.69%      35.81%(d)    19.97%          45.30%


PROSPECTUS--Investor A Shares          22

MUNICIPAL BOND FUND - INVESTOR A SHARES


                                                               YEAR ENDED JUNE 30,
                                       -----------------------------------------------------------
                                                INVESTOR A SHARES                                             OCT. 31, 1988
                                       ------------------------------------                                         TO
                                        1996     1995      1994     1993(b)     1992      1991       1990    JUNE 30, 1989(a)
                                       ------   -------   -------   -------   --------   -------   --------  ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................. $10.39    $10.29    $10.92   $10.58      $10.20    $10.03     $10.18        $10.00
                                        -----     -----     -----   ------       -----     -----      -----        ------
Investment Activities
    Net investment income ............   0.41      0.41      0.40     0.49        0.52      0.55       0.57          0.40
    Net realized and unrealized gains
      (losses) on investments.........   0.03      0.27     (0.31)    0.48        0.39      0.18      (0.12)        (0.14)
                                        -----     -----     -----   ------       -----     -----      -----        ------
    Total from Investment
      Activities......................   0.44      0.68      0.09     0.97        0.91      0.73       0.45          0.54
                                        -----     -----     -----   ------       -----     -----      -----        ------
Distributions
    Net investment income.............  (0.40)    (0.41)    (0.39)   (0.53 )     (0.52)    (0.56)     (0.58)        (0.36)
    Net realized gains................                      (0.21)   (0.10 )     (0.01)               (0.02)
    In excess of net realized gains...            (0.17)    (0.12)
                                        -----     -----     -----   ------       -----     -----      -----        ------
    Total Distributions...............  (0.40)    (0.58)    (0.72)   (0.63 )     (0.53)    (0.56)     (0.60)        (0.36)
                                        -----     -----     -----   ------       -----     -----      -----        ------
NET ASSET VALUE, END OF PERIOD........ $10.43    $10.39    $10.29   $10.92      $10.58    $10.20     $10.03        $10.18
                                        =====    ======    ======   ======      ======    ======     ======        ======
Total Return (excluding sales
    charges)..........................   4.29%     7.02%     0.71%    9.46 %      9.11%     7.51%      4.57%         5.52%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)... $7,835   $11,378   $13,123   $9,333    $130,788   $98,186   $100,445       $68,256
    Ratio of expenses to average net
      assets..........................   1.05%     1.02%     0.87%    0.76 %      0.81%     0.87%      0.85%         0.85%(c)
    Ratio of net investment income
      to average net assets...........   3.85%     4.00%     3.72%    4.56 %      5.09%     5.49%      5.78%         6.11%(c)
    Ratio of expenses to average
      net assets*.....................   1.34%     1.33%     1.32%    1.09 %      1.03%     1.06%      1.06%         1.09%(c)
    Ratio of net investment income
      to average net assets*..........   3.56%     3.68%     3.27%    4.23 %      4.88%     5.29%      5.57%         5.87%(c)
    Portfolio turnover rate (d).......  47.46%    35.15%    44.39%   67.26 %     66.31%    76.55%    113.12%        82.22%


                                       23          PROSPECTUS--Investor A Shares

PRIME OBLIGATIONS FUND - INVESTOR A SHARES


                                                        YEAR ENDED JUNE 30,
                            --------------------------------------------------------------------------
                                   INVESTOR A SHARES                                                           AUGUST 24, 1987
                         --------------------------------------                                                       TO
                         1996       1995       1994     1993(b)      1992       1991       1990       1989     JUNE 30, 1988(a)
                         ---        ----       ----     -------      ----       ----       ----       ----      --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............   $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                          -----      -----      -----      -----      -----      -----      -----      -----         ------
Investment Activities
    Net investment
      income..........    0.050      0.047      0.027      0.028      0.046      0.069      0.080      0.083          0.056
                          -----      -----      -----      -----      -----      -----      -----      -----         ------
Distributions
    Net investment
      income..........   (0.050)    (0.047)    (0.027)    (0.028)    (0.046)    (0.069)    (0.080)    (0.083)        (0.056)
                          -----      -----      -----      -----      -----      -----      -----      -----         ------
NET ASSET VALUE, END
  OF PERIOD...........   $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                         ======     ======     ======     ======     ======     ======     ======     ======         ======
Total Return..........     5.07%      4.81%      2.75%      2.89%      4.75%      7.15%      8.32%      8.58%          5.76%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets, end of
      period (000).... $147,478   $108,565   $105,611   $129,433   $690,908   $702,340   $547,351   $526,450       $241,545
    Ratio of expenses
      to average
      net assets......     0.74%      0.75%      0.74%      0.66%      0.64%      0.64%      0.65%      0.62%          0.60%(c)
    Ratio of net
      investment
      income to
      average net
      assets..........     4.93%      4.71%      2.71%      2.86%      4.61%      6.86%      8.03%      8.26%          6.48%(c)
    Ratio of expenses
      to average
      net assets*.....     0.91%      0.92%      0.91%      0.71%      0.66%      0.66%      0.67%      0.66%          0.70%(c)
    Ratio of net
      investment
      income to
      average net
      assets*.........     4.76%      4.54%      2.54%      2.81%      4.59%      6.84%      8.01%      8.22%          6.38%(c)


PROSPECTUS--Investor A Shares          24

TAX-FREE FUND - INVESTOR A SHARES


                                                              YEAR ENDED JUNE 30,
                            -----------------------------------------------------------------------                    JULY 30,
                                       INVESTOR A SHARES                                                                1987 TO
                            ----------------------------------------                                                   JUNE 30,
                             1996       1995       1994      1993(b)      1992        1991        1990        1989      1988(a)
                            -------    -------    -------    -------    --------    --------    --------    --------  -----------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............   $1.000     $1.000     $1.000     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000
                              -----      -----      -----      -----       -----       -----       -----       -----      ------
Investment Activities
    Net investment
      income..............    0.029      0.029      0.018      0.019       0.033       0.046       0.054       0.055       0.040
                              -----      -----      -----      -----       -----       -----       -----       -----      ------
Distributions
    Net investment
      income..............   (0.029)    (0.029)    (0.018)    (0.019)     (0.033)     (0.046)     (0.054)     (0.055)     (0.040)
                              -----      -----      -----      -----       -----       -----       -----       -----      ------
NET ASSET VALUE, END OF
  PERIOD..................   $1.000     $1.000     $1.000     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000
                             ======     ======     ======     ======      ======      ======      ======      ======      ======
Total Return..............     2.91%      2.90%      1.81%      2.07%       3.34%       4.73%       5.75%       5.62%       4.08%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of
      period (000)........  $41,713    $45,102    $48,256    $54,886    $141,913    $139,615    $142,004    $120,031    $107,199
    Ratio of expenses to
      average net
      assets..............     0.76%      0.74%      0.68%      0.58%       0.59%       0.60%       0.61%       0.63%       0.64%(c)
    Ratio of net
      investment income
      to average
      net assets..........     2.89%      2.88%      1.81%      2.05%       3.29%       4.63%       5.43%       5.46%       4.34%(c)
    Ratio of expenses to
      average net
      assets*.............     0.93%      0.95%      0.93%      0.72%       0.69%       0.70%       0.70%       0.73%       0.75%(c)
    Ratio of net
      investment income
      to average
      net assets*.........     2.72%      2.67%      1.56%      1.91%       3.19%       4.53%       5.34%       5.36%       4.23%(c)


TREASURY FUND - INVESTOR A SHARES


                                                                  YEAR ENDED JUNE 30,       DEC. 1, 1993
                                                                 ---------------------           TO
                                                                   1996          1995     JUNE 30, 1994(a)
                                                                   ----          ----      --------------
NET ASSET VALUE, BEGINNING OF PERIOD
Investment Activities.......................................       $1.000        $1.000         $1.000
                                                                   ------        ------     ----------
    Net investment income...................................        0.049         0.047          0.016
                                                                   ------        ------     ----------
Distributions
    Net investment income...................................       (0.049)       (0.047)        (0.016)
                                                                   ------        ------     ----------
NET ASSET VALUE, END OF PERIOD..............................       $1.000        $1.000         $1.000
                                                                   ------        ------     ----------
                                                                   ------        ------     ----------
Total Return................................................         5.04%         4.81%          1.66%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000).........................     $158,723      $105,391        $56,535
    Ratio of expenses to average net assets.................         0.70%         0.75%          0.64%(c)
    Ratio of net investment income to average net
      assets................................................         4.87%         4.82%          2.84%(c)
    Ratio of expenses to average net assets*................         0.95%         1.04%          0.99%(c)
    Ratio of net investment income to average net
      assets*...............................................         4.62%         4.52%          2.49%(c)


                                       25          PROSPECTUS--Investor A Shares

U.S. GOVERNMENT OBLIGATIONS FUND - INVESTOR A SHARES


                                                          YEAR ENDED JUNE 30,
                         ----------------------------------------------------------------------
                                     INVESTOR A SHARES                                                           AUGUST 24, 1987
                         ----------------------------------                                                             TO
                           1996       1995       1994     1993(B)      1992       1991       1990       1989     JUNE 30, 1988(A)
                         --------   --------   --------   --------   --------   --------   --------   --------   ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...   $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                            -----      -----      -----      -----      -----      -----      -----      -----      ---------
Investment Activities
    Net investment
      income............    0.049      0.047      0.027      0.028      0.044      0.066      0.078      0.080          0.055
                             ----       ----       ----       ----       ----       ----       ----       ----       --------
Distributions
    Net investment
      income............   (0.049)    (0.047)    (0.027)    (0.028)    (0.044)    (0.066)    (0.078)    (0.080)        (0.055)
                            -----      -----      -----      -----      -----      -----      -----      -----      ---------
NET ASSET VALUE, END OF
  PERIOD................   $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000         $1.000
                            -----      -----      -----      -----      -----      -----      -----      -----      ---------
                            -----      -----      -----      -----      -----      -----      -----      -----      ---------
Total Return............     4.99%      4.76%      2.69%      2.84%      4.78%      6.82%      8.10%      8.31%          5.66%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets, end of
      period (000)...... $186,944   $169,179   $172,482   $208,311   $400,242   $341,903   $248,671   $201,012       $136,823
    Ratio of expenses to
      average net
      assets............     0.74%      0.77%      0.77%      0.66%      0.64%      0.65%      0.65%      0.63%          0.62%(c)
    Ratio of net
      investment income
      to average net
      assets............     4.88%      4.62%      2.64%      2.79%      4.43%      6.54%      7.79%      8.00%          6.25%(c)
    Ratio of expenses to
      average net
      assets*...........     0.91%      0.94%      0.94%      0.72%      0.66%      0.67%      0.67%      0.68%          0.73%(c)
    Ratio of net
      investment income
      to average net
      assets*...........     4.71%      4.45%      2.47%      2.73%      4.41%      6.52%      7.77%      7.95%          6.14%(c)

------------


NOTES TO FINANCIAL HIGHLIGHTS:


 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

 (c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (e) Not annualized.


 (f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Fund had no subadviser.



 (g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.


PROSPECTUS--Investor A Shares          26

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objectives of each Fund are fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS


THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The investment objective of the Large Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio and common stocks and securities convertible into common stocks of companies with large market capitalization.

Under normal market conditions, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion and the Large Capitalization Fund will do the same with companies considered by First of America to have a market capitalization of greater than $5 billion. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper and a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities."


                                       27          PROSPECTUS--Investor A Shares

The Equity Fund anticipates investing in growth-oriented medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Equity Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund.

Consistent with the foregoing, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                 -Foreign Securities               -Foreign Currency
-Futures Contracts                  -Government Obligations               Transactions
-Mortgage-Related Securities        -Other Mutual Funds               -Lending Portfolio
-Put and Call Options               -Repurchase Agreements                Securities
-Reverse Repurchase Agreements      -When-Issued and                  -Portfolio Turnover
    and Dollar Roll Agreements          Delayed-Delivery              -Restricted Securities
                                        Transactions

--------------------------------------------------------------------------------


THE INTERNATIONAL FUND

The investment objective of the International Fund is to seek long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.


For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more


PROSPECTUS--Investor A Shares          28
restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.


The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.


--------------------------------------------------------------------------------
THE INTERNATIONAL FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                   -Foreign Securities          -Foreign Currency Transactions
-Futures Contracts                    -Government Obligations      -Lending Portfolio Securities
-Other Mutual Funds                   -Portfolio Turnover          -Put and Call Options
-Repurchase Agreements                -Restricted Securities       -Reverse Repurchase Agreements and
-When-Issued and Delayed-Delivery                                      Dollar Roll Agreements
    Transactions

--------------------------------------------------------------------------------


GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objective of the Balanced Fund is to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed-income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection.


The Balanced Fund's fixed-income securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund's assets may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.


The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped

                                       29          PROSPECTUS--Investor A Shares

Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

The Balanced Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

PROSPECTUS--Investor A Shares          30

--------------------------------------------------------------------------------
THE BALANCED FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities          -Foreign Securities                    -Foreign Currency Transactions
-Futures Contracts           -Government Obligations                -Lending Portfolio Securities
-Medium-Grade Securities     -Mortgage-Related Securities           -Other Mutual Funds
-Portfolio Turnover          -Put and Call Options                  -Repurchase Agreements
-Restricted Securities       -Reverse Repurchase Agreements and     -When-Issued and Delayed-Delivery
                               Dollar Roll Agreements                 Transactions

--------------------------------------------------------------------------------

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The High Income Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered more conservative than growth-oriented equity funds such as the Group's Equity Fund and Small Capitalization Fund.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

                                       31          PROSPECTUS--Investor A Shares

--------------------------------------------------------------------------------
THE HIGH INCOME EQUITY FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                    -Foreign Securities                   -Foreign Currency Transactions
-Futures Contracts                     -Government Obligations               -Lending Portfolio Securities
-Mortgage-Related Securities           -Other Mutual Funds                   -Portfolio Turnover
-Put and Call Options                  -Repurchase Agreements                -Restricted Securities
-Reverse Repurchase Agreements and     -When-Issued and Delayed-Delivery
    Dollar Roll Agreements                 Transactions

--------------------------------------------------------------------------------


INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities with remaining maturities of six years or less.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.


Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market


PROSPECTUS--Investor A Shares          32
conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.



Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Bond Fund or the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, in the case of notes and bonds may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating groups assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.



The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.


--------------------------------------------------------------------------------
THE BOND FUND AND THE LIMITED MATURITY BOND FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                   -Foreign Securities          -Foreign Currency Transactions
-Futures Contracts                    -Government Obligations      -Guaranteed Investment Contracts
-Lending Portfolio Securities         -Medium-Grade Securities     -Mortgage-Related Securities
-Other Mutual Funds                   -Portfolio Turnover          -Put and Call Options
-Repurchase Agreements                -Restricted Securities       -Reverse Repurchase Agreements and
-When-Issued and Delayed-Delivery                                      Dollar Roll Agreements
    Transactions

--------------------------------------------------------------------------------


                                       33          PROSPECTUS--Investor A Shares

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. government securities with remaining maturities of twelve years or less.


Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.



Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES-- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."


--------------------------------------------------------------------------------
THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                 -Foreign Currency Transactions     -Futures Contracts
-Government Obligations             -Lending Portfolio Securities      -Mortgage-Related
-Municipal Securities               -Other Mutual Funds                   Securities
-Put and Call Options               -Repurchase Agreements             -Portfolio Turnover
-Reverse Repurchase Agreements      -When-Issued and                   -Restricted Securities
  and Dollar Roll Agreements           Delayed-Delivery
                                       Transactions

--------------------------------------------------------------------------------


THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities," below.

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations".

PROSPECTUS--Investor A Shares          34

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
THE GOVERNMENT INCOME FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                  -Foreign Currency Transactions     -Foreign Securities
-Futures Contracts                   -Government Obligations            -Lending Portfolio
-Mortgage-Related Securities         -Other Mutual Funds                   Securities
-Put and Call Options                -Repurchase Agreements             -Portfolio Turnover
-Reverse Repurchase Agreements       -When-Issued and                   -Restricted Securities
  and Dollar Roll Agreements            Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes and preservation of capital. The investment objective of the Michigan Bond Fund is to seek income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders, and preservation of capital.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities," below.

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

                                       35          PROSPECTUS--Investor A Shares

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to ten years and an average weighted rating of AA/Aa. The Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Michigan Municipal Securities and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating groups assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating groups assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

PROSPECTUS--Investor A Shares          36

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Michigan Bond Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Bond Fund is not so restricted. In no event, however, may the Michigan Bond Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Bond Fund's taxable year. Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


--------------------------------------------------------------------------------
  TAX-FREE INCOME FUNDS

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

  -Complex Securities               -Foreign Currency Transactions   -Futures Contracts (Municipal
  -Government Obligations           -Lending Portfolio Securities       Bond Fund Only)
  -Medium-Grade Securities          -Mortgage-Related Securities     -Municipal Securities
  -Other Mutual Funds               -Portfolio Turnover              -Private Activity Bonds
  -Put and Call Options             -Repurchase Agreements           -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and
    and Dollar Roll Agreements        Delayed-Delivery
                                      Transactions

--------------------------------------------------------------------------------


MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

The investment objective of each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is to seek current income with liquidity and stability of principal. The investment objective of the Tax-Free Fund is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.


The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.


The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also

                                       37          PROSPECTUS--Investor A Shares
hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.

As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and First of America determine present minimal credit risks and which at the time of acquisition are rated by one or more NRSROs in one of the two highest rating groups for short-term debt obligations or, if unrated, are of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, with minor exceptions and except for United States government securities, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO at the time of investment in the second highest rating group for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating group for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating groups assigned by an NRSRO or, if not rated, found by the Group's Board of Trustees to be of comparable quality. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating groups of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.


Each of the Money Market Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the security, or by another third party, and may not be transferred separately from the underlying security. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Pursuant to the requirements of Rule 2a-7 adopted under the Investment Company Act of 1940, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, in the demand features of a single issuer to 10% of the Fund's assets. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "non-controlled person," as defined in the Rule. In addition, a demand feature, other than a standby commitment, may be acquired by a Money Market Fund only if the demand feature or its issuer has received a short-term rating from an NRSRO and not more than 5% of the Fund's


PROSPECTUS--Investor A Shares          38
assets are invested in demand features from a single issuer rated in the second highest short-term rating category assigned by an NRSRO.

Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.


The Tax-Free Fund may acquire zero-coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

Variable amount master demand notes in which the U.S. Government Obligations Fund and the Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.


--------------------------------------------------------------------------------
  MONEY MARKET FUNDS

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

  -Complex Securities (except       -Foreign Securities                 -Government Obligations
      Treasury Fund)                -Guaranteed Investment Contracts    -Lending Portfolio Securities
  -Municipal Securities (except         (Prime Obligations Fund only)   -Portfolio Turnover
      Treasury Fund)                -Private Activity Bonds             -Put and Call Options (Tax-Free
  -Repurchase Agreements                (Tax-Free Fund Only)                Fund)
  -Reverse Repurchase Agreements    -When-Issued and                    -Restricted Securities (except
      and Dollar Roll Agreements        Delayed-Delivery                    Treasury Fund)
                                        Transactions


--------------------------------------------------------------------------------


                                       39          PROSPECTUS--Investor A Shares

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. ("FOA-Michigan," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America, and in the case of the International Fund and Balanced Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and High Income Equity Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be

PROSPECTUS--Investor A Shares          40
subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS


Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a


                                       41          PROSPECTUS--Investor A Shares
spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The International Fund does not intend to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or to maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

PROSPECTUS--Investor A Shares          42

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.

The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible instruments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

                                       43          PROSPECTUS--Investor A Shares

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS


The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in guaranteed investment contracts ("GICs"). When investing in GICs, the Bond Fund the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received to requisite ratings by one or more NRSROs, see "MONEY MARKET FUNDS" in this prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


MEDIUM-GRADE SECURITIES

Each of the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities


PROSPECTUS--Investor A Shares          44
include GNMA, FNMA and FHLMC. Each of the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed

                                       45          PROSPECTUS--Investor A Shares
as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

PROSPECTUS--Investor A Shares          46

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS


Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION-- Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that is attributable to investments by the Fund in shares of those Money Market Funds if the fee is being taken in the Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or the Money Market Funds of the Group are contained in the Statement of Additional Information.


                                       47          PROSPECTUS--Investor A Shares

PRIVATE ACTIVITY BONDS


The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the Balanced Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in

PROSPECTUS--Investor A Shares          48
advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund may each acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Municipal Bond Fund, the Michigan Bond Fund and the Tax-Free Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Municipal Bond Fund, the Michigan Bond Fund and the Tax-Free Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.


Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of


                                       49          PROSPECTUS--Investor A Shares
business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to


PROSPECTUS--Investor A Shares          50
purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


Because the Money Market Funds intend to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to thirteen months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS" above.


The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Bond Fund, may:

     Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES--The Money Market Funds."


                                       51          PROSPECTUS--Investor A Shares

The Michigan Bond Fund may not:

     Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Money Market Funds) of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.


PROSPECTUS--Investor A Shares          52

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are George R. Landreth* (Chairman), Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustee designated with an asterisk (*) is considered to be an "interested person" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor A Distribution and Shareholder Service Plan described below. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Landreth is an employee of BISYS.

INVESTMENT ADVISER AND SUBADVISER

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA-Michigan, which is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"). FABC currently has over $22 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1996, First of America managed over $13 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $5.7 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director--Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Equity Fund, Small Capitalization Fund, High Income Equity Fund and Balanced Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable


                                       53          PROSPECTUS--Investor A Shares

Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at the annual rate of 0.40% of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the U.S. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1996, Gulfstream has over $596 million in assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average 20 years of investment experience and 9 years of international investment experience.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--Investment Adviser" in the Statement of Additional Information.


PROSPECTUS--Investor A Shares          54

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor. (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor A Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES

First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor A Shares and the other Classes of Shares of the Funds on the basis of the relative net asset value of each class. The various Classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the Shareholders of a particular class, including the Investor A Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as Shareholder reports, prospectuses and proxies to current Shareholders; Blue Sky registration fees incurred by a class of Shares; SEC registration fees incurred by a class of Shares; expenses related to administrative personnel and services as required to support the Shareholders of a specific class; litigation or other legal expenses relating solely to one class of Shares; and Trustees' fees incurred as a result of issues relating solely to one class of Shares.

                                       55          PROSPECTUS--Investor A Shares

DISTRIBUTION PLAN FOR INVESTOR A SHARES


Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan") with respect to the Investor A Shares of each Fund. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor A Shares, for certain expenses that are incurred in connection with Shareholder and distribution services. The Plan authorizes any Fund to pay BISYS, as Distributor of Investor A Shares, a Shareholder and distribution service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Investor A Shares of such Fund. Such amount may be used by BISYS to pay banks and their affiliates (including FOA-Michigan, and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or Shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor A Plan, a Participating Organization may include BISYS, its subsidiaries, and its affiliates.

Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A Shares of a Fund as accrued. Payments under the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A Shares of a Fund as accrued.


Pursuant to the Investor A Plan, the Distributor may enter into agreements with Participating Organizations for providing Shareholder and distribution services to their customers who are the record or beneficial owners of Investor A Shares. Such Participating Organizations will be compensated at the annual rate of up to 0.25% of the average daily net asset value of the Investor A Shares held of record or beneficially by the Participating Organization's customers. The Shareholder and distribution services provided by Participating Organizations may include promoting the purchase of Investor A Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by customers or the information necessary for sub-accounting; responding to inquiries from customers concerning their investment in Investor A Shares; arranging for bank wires; and providing other similar services as may be reasonably requested.


Actual distribution and shareholder service expenses for Investor A Shares at any given time may exceed the Rule 12b-1 fees collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees collected. If the Investor A Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group. During the fiscal year ended June 30, 1996, Rule 12b-1 fees collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.


Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor A Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor A Shares.


As authorized by the Investor A Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC, as a party and on behalf of its affiliate, First of America Brokerage Services, Inc. ("FOA-Brokerage"), a subsidiary of FOA-Michigan, pursuant to which FSI and FOA Brokerage have agreed to provide certain Shareholder and distribution services in connection with Investor A Shares of the Funds purchased and held by FSI or FOA Brokerage for the accounts of its customers and Investor A Shares of the Funds purchased and held by customers of


PROSPECTUS--Investor A Shares          56

FSI or FOA Brokerage directly. These Shareholder and distribution services include, but are not limited to, printing and distributing prospectuses to persons other than holders of Investor A Shares of the Funds, printing and distributing advertising and sales literature in connection with the sale of Investor A Shares, answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of 0.10% of the average aggregate net asset value of Investor A Shares of the Money Market Funds and 0.25% of the average aggregate net asset value of Investor A Shares of the Non-Money Market Funds held during the period in customer accounts for which FSI or FOA Brokerage has provided services under this Agreement. FSI is responsible for payment of any portion of that fee payable to FOA Brokerage under the Agreement. BISYS will be compensated by the Funds in an amount equal to its payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing such services.

Also in accordance with the Investor A Plan, BISYS has entered into a Participating Organization Agreement with FABC on behalf of its wholly-owned subsidiary banks (the "Subsidiary Banks"), pursuant to which the Subsidiary Banks have agreed to provide certain distribution, administrative and shareholder support service in connection with Investor A Shares purchased through their accounts. Such services include, but are not limited to, advertising and marketing the Investor A Shares, printing and distributing prospectuses to persons other than holders of Investor A Shares, printing and distributing advertising and sales literature in connection with the sale of Investor A Shares, answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FABC a monthly fee, computed at the annual rate of 0.10% for the Money Market Funds and 0.25% for the Non-Money Market Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which the Subsidiary Banks provided such services under this Agreement. FABC is responsible for making any applicable payments to each Subsidiary Bank. BISYS will be compensated by each Fund in an amount equal to its payments to FABC under the Participating Organization Agreement with respect to Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the Subsidiary Banks in providing the services.


The Group understands that Participating Organizations may charge fees to their customers who are the owners of Investor A Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS. Customers of Participating Organizations should read this Prospectus in light of the terms governing their account with a Participating Organization.

The Investor A Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor A Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor A Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor A Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor A Shares. Any change in the Investor A Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor A Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

                                       57          PROSPECTUS--Investor A Shares

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator and distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS


First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. FABC, FSI, FOA Brokerage and the Subsidiary Banks believe that they may provide the shareholder and distribution services contemplated by their Participating Organization Agreements with BISYS and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America, FSI, FOA Brokerage or the Subsidiary Banks could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.


HOW TO BUY INVESTOR A SHARES

Investor A Shares of each Fund are continuously offered and may be purchased directly either by mail, by telephone, or by wire. Investor A Shares may also be purchased through a broker-dealer who has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor A Shares, plus any applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

BY MAIL

To purchase Investor A Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:


                          The Parkstone Group of Funds
                                 P.O. Box 50551
                         Kalamazoo, Michigan 49005-0551


An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE OR BY WIRE

To purchase Investor A Shares of any of the Funds by telephone or by wire, your Account Application Form must have been previously received by the Distributor. To place an order by telephone or by wire, call the Group's toll-free number
(800) 451-8377. Payment for such Investor A Shares ordered by telephone may be made by check and must be received by the Group's Custodian within seven calendar

PROSPECTUS--Investor A Shares          58
days of the telephone order. If payment for such Investor A Shares is not received within seven days, or if a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor A Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor A Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by FABC or one of its affiliates. Investor A Shares of the Funds sold to FABC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by FABC or the affiliate. With respect to such Investor A Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor A Shares of the Funds will be recorded by FABC or one of its affiliates and reflected in the account statements provided to Customers. FABC or one of its affiliates may exercise voting authority for those Investor A Shares for which it has been granted authority by the Customer.


Investor A Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Shares plus any applicable sales charge as described below. Purchases of Investor A shares in any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received after a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor A Shares of the Funds, except for the Money Market Funds, are eligible to earn dividends on the first Business Day after the purchase is executed. Investor A Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Investor A Shares of the Funds continue to be eligible to earn dividends through the day before redemption.


An order to purchase Investor A Shares of the Money Market Funds will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase any of the Money Market Funds which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor A Shares of the Money Market Funds.


The minimum initial investment amount of $1,000 referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact FABC at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor A Shares of any Shareholder if, because of redemptions of Investor A Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Investor A Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor A Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor A Shares. If at any time a Shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor A Shares and to send the proceeds to the Shareholder.


Depending upon the terms of a particular Customer account, FABC or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information

                                       59          PROSPECTUS--Investor A Shares
concerning these services and any charges may be obtained from FABC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor A Shares in whole or in part.

Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account which will also show the total number of Investor A Shares of the respective Fund of the Group owned by the Shareholder. Confirmation of purchases and redemptions of Investor A Shares of the Funds by FABC or one of its affiliates on behalf of a Customer may be obtained from FABC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor A Shares of the Funds will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables Shareholders to make regular monthly or quarterly purchases of Investor A Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a Shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, BISYS Fund Services, c/o The Parkstone Group of Funds, 3435 Stelzer Road, Columbus, Ohio 43219 and may take up to 15 days to implement.

SALES CHARGES

The public offering price of Investor A Shares of the Funds is equal to net asset value plus the applicable sales charge. BISYS receives this sales charge as Distributor and may reallow it as dealer discounts and brokerage commissions as follows:

GROWTH FUNDS

GROWTH AND INCOME FUNDS

                                                                    SALES                         DEALER DISCOUNTS
                                                                    CHARGE          SALES          AND BROKERAGE
                                                                   AS % OF        CHARGE AS        COMMISSIONS AS
AMOUNT OF TRANSACTION AT                                          NET AMOUNT     % OF PUBLIC        % OF PUBLIC
PUBLIC OFFERING PRICE                                             INVESTED     OFFERING PRICE     OFFERING PRICE
--------------------                                             ---------      -----------       -------------
Less than $50,000..............................................      4.71%           4.50%              4.00%
$50,000 but less than $100,000.................................      4.17            4.00               3.50
$100,000 but less than $250,000................................      3.09            3.00               2.50
$250,000 but less than $500,000................................      2.04            2.00               1.50
$500,000 but less than $1,000,000..............................      1.01            1.00               1.00
$1,000,000 or more.............................................      0.00            0.00               0.00

PROSPECTUS--Investor A Shares          60

INCOME FUNDS

TAX-FREE INCOME FUNDS

                                                                    SALES                         DEALER DISCOUNTS
                                                                    CHARGE          SALES          AND BROKERAGE
                                                                   AS % OF        CHARGE AS        COMMISSIONS AS
AMOUNT OF TRANSACTION AT                                          NET AMOUNT     % OF PUBLIC        % OF PUBLIC
PUBLIC OFFERING PRICE                                             INVESTED     OFFERING PRICE     OFFERING PRICE
-----------------------                                           ---------      -----------       -------------
Less than $50,000..............................................      4.17%           4.00%              3.75%
$50,000 but less than $100,000.................................      3.63            3.50               3.25
$100,000 but less than $250,000................................      3.09            3.00               2.50
$250,000 but less than $500,000................................      2.04            2.00               1.50
$500,000 but less than $1,000,000..............................      1.01            1.00               1.00
$1,000,000 or more.............................................      0.00            0.00               0.00

IN GENERAL

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Dealer Discounts and Brokerage Commissions schedule above applies to all dealers who have agreements with the Distributor except FSI, to which the Distributor reallows all of the sales charge on the shares sold by FSI. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers, including FSI, in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES

SALES CHARGE WAIVERS


The Distributor may waive sales charges for the purchase of Investor A Shares of a Fund by or on behalf of (1) employees and retired employees (including spouses, children and parents of employees and retired employees) of FABC, BISYS and any affiliates thereof, (2) Trustees of the Group, (3) directors and retired directors (including spouses and children of directors and retired directors) of FABC and any affiliate thereof, (4) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into an agreement to sell shares of the Funds, (5) orders placed on behalf of other investment companies distributed by the Distributor and (6) qualified orders placed by broker-dealers, investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such broker-dealers, investment advisers or financial planners who place trades for their own


                                       61          PROSPECTUS--Investor A Shares
accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Investor A Shares through a broker or agent. In addition, the Distributor may waive sales charges for the purchase of a Fund's Investor A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (including the Investor A Shares of the Non-Money Market Funds of the Group, but excluding the Investor B Shares and Investor C Shares of such Funds). The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.


The Distributor may also waive sales charges for the purchase of Investor A Shares of a Fund by employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by the Distributor. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent thirteen-month period in the Funds or the Investor A Shares of the other Funds of the Group totals at least $1,000,000.00. Participating Organizations through which employee benefit plans purchase Investor A Shares may be compensated by the Distributor under the Investor A Plan.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Investor A Shares of one Fund and of one or more of the other Funds of the Group sold with a sales charge. For example, if a shareholder concurrently purchases Investor A Shares in one of the other Funds of the Group sold with a sales charge at the total public offering price of $25,000 and Investor A Shares in a Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice.

LETTERS OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Investor A Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Investor A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Investor A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her initial purchase(s) of Shares at the end of the 13-month period the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Investor A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Investor A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor A

PROSPECTUS--Investor A Shares          62

Shares, whether paid in cash or reinvested in additional Investor A Shares, are not subject to escrow. The escrowed Investor A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. If and when the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased, along with any purchases made during the 90 days prior to the date such investor signs the Letter of Intent, at the applicable public offering price at the end of the 13-month period. The difference in sales charge will be used to purchase additional Investor A Shares of such Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

For further information about Letters of Intent, interested investors should contact the Distributor at (800) 451-8377. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Investor A Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Investor A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Investor A Shares of all of the Funds of the Group sold with a sales charge. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

DIRECTED DIVIDEND OPTION


A Shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to have distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

EXCHANGE PRIVILEGE

The exchange privilege enables Shareholders of Investor A Shares to acquire Investor A Shares that are offered by another Fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of Shares of a Fund. For example, holders of a Fund's Investor B Shares may not exchange their Shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their Shares for Investor B Shares.


Holders of Investor A Shares of any of the Group's Money Market Funds (including Investor A Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any of the


                                       63          PROSPECTUS--Investor A Shares

Group's other Money Market Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Similarly, holders of Investor A Shares of any of the Group's other Funds (the "Non-Money Market Funds") may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any Fund of the Group, including the Money Market Funds. Holders of Investor A Shares of any of the Group's Money Market Funds may exchange those Investor A Shares for Investor A Shares offered by the Non-Money Market Funds of the Group, but a sales load will be charged on the exchange.


An exchange is considered a sale of Shares on which a Shareholder may realize a capital gain or loss for federal income tax purposes. A Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any Shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the Shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR A SHARES--By Telephone" below.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor A Shares of the Funds are available to Shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR-SEP/IRA")

A Parkstone SAR-SEP/IRA offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary reduction contributions.

All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR A SHARES

Shareholders may redeem their Investor A Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per

PROSPECTUS--Investor A Shares          64
share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds, Department L-1270, Columbus, Ohio 43260-1270. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations, as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor A Shares may be redeemed by telephone if the Account Application Form reflects that the Shareholder has that capability. The Shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Wire redemption requests may be made by the Shareholder by telephone to the Group at
(800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.


The Group's Account Application Form provides that neither BISYS, the Transfer Agent, the Group nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, Shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the Shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail requests to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any change in the Group's telephone number.

CHECK WRITING FEATURE

Shareholders of Investor A Shares of the Money Market Funds may write checks on accounts for a minimum of $500.00. Once a shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the


                                       65          PROSPECTUS--Investor A Shares
exact value of the Fund account, a shareholder may not use a check to close his or her account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.


AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Investor A Shares. With shareholder authorization, the Transfer Agent will automatically redeem such Investor A Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day thereafter) and have the amount specified transferred according to the written instructions of the Shareholder. Shareholders participating in this plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a Shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, Shareholders should call (800) 451-8377 for more information. Purchases of additional Investor A Shares concurrently with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor A Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at FABC or one of its affiliates.


All redemption orders are effected at the net asset value per share next determined after the Investor A Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor A Shares in the Funds may be more or less than the amount invested. Payment to Shareholders for such Investor A Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from Shareholders for next day payments upon redemption of Investor A Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also to the greatest extent possible, requests for same day payments upon redemption of Investor A Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 12:00 p.m. noon, (Eastern Time), on a Business Day or, if received after 12:00 p.m. noon, (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the Shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


At various times, the Group may be requested to redeem Investor A Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor A Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor A Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor A Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended or redeem Investor A Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.


PROSPECTUS--Investor A Shares          66

HOW SHARES ARE VALUED


The net asset value of each class of the Investor A Shares of the Funds, with the exception of the Money Market Funds, is determined and priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Investor A Shares of the Money Market Funds is determined and the Shares are priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Money Market Funds, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for trading and the Federal Reserve Board of Chicago is open, and any other day (other than a day on which no Shares are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in a Fund's portfolio instruments that its net asset value per share might be materially affected. Currently, the NYSE or the Federal Reserve Board of Chicago will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding Shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to Shareholders at the close of business on the day of declaration and is paid monthly, except for the Money Market Funds which are declared daily and paid monthly. Distributable net realized capital gains are distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares at net asset value as of the date of declaration, unless the Shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor A Plan. Each Fund's net investment income available for distribution to the holders of Investor A Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

Each of the Funds of the Group is treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is

                                       67          PROSPECTUS--Investor A Shares
in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Bond Fund each to distribute exempt-interest dividends which Shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A Shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A Shareholder will not be able to take the dividends-received deduction unless that Shareholder holds the Shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held Shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Taxes may be imposed on the Funds, particularly the Balanced Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its Shareholders. In this case, Shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular Shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their Shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their Shareholders.

Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's Shareholders as items of interest excludable from their gross income. However, such dividends may be taxable to Shareholders of the Municipal Bond Fund and the Tax-Free Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial

PROSPECTUS--Investor A Shares          68
user" or a "related person" to such user under the Code). Interest on indebtedness incurred or continued by a Shareholder to purchase or carry shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends-received deduction for corporations.

Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in Shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A Shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Bond Fund to holders of Shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a Shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional Shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional Shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities are includable in the Michigan single business taxpayer's adjusted tax base for

                                       69          PROSPECTUS--Investor A Shares
purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional Shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a Shareholder has held the Shares, except that such distributions reinvested in Shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

U.S. GOVERNMENT OBLIGATIONS FUND, PRIME OBLIGATIONS FUND AND TREASURY FUND

Since all of the net investment income of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their Shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the federal, state and local income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of Shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of Shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of Shares will be computed by dividing a class of Shares' net investment income per share earned during a recent one-month period by that class of Shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of Shares in Shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor A Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of Shares of the Funds, the net yield and total return on Investor A Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected,

PROSPECTUS--Investor A Shares          70
at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of Shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services and published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers sixteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds and two Tax-Free Income Funds, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Each Share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, Shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor A Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor A Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

                                       71          PROSPECTUS--Investor A Shares

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


As of June 30, 1996, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the Shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.


MULTIPLE CLASSES OF SHARES


In addition to Investor A Shares, the Group also offers Investor B Shares, Investor C Shares and Institutional Shares of the Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the Shares may receive different compensation with respect to one particular class of Shares over another in the same Fund. The amount of dividends payable with respect to other Classes of Shares will differ from dividends on Investor A Shares as a result of the Investor A Plan fees applicable to Investor A Shares and because Investor A Shares may bear different retail transfer agency expenses. For further details regarding these other Classes of Shares, call the Group at (800) 451-8377.


MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.


No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Investor A Shares          72

THE PARKSTONE GROUP OF FUNDS

INVESTOR A SHARES

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007


SUBADVISER (INTERNATIONAL FUND AND BALANCED FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201


DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219


CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California 94111


LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan 49007

                           INVESTMENT PORTFOLIOS OF
                         THE PARKSTONE GROUP OF FUNDS


                              INVESTOR B SHARES


                          THE PARKSTONE GROWTH FUNDS
                    THE PARKSTONE GROWTH AND INCOME FUNDS
                          THE PARKSTONE INCOME FUNDS
                     THE PARKSTONE TAX-FREE INCOME FUNDS


                                   FORM N-1A
                             CROSS-REFERENCE SHEET


PART A. INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.                                        RULE 404(a) CROSS REFERENCE
---------------------------------------------------------------------------
1.      Cover Page.........................  Cover Page

2.      Synopsis...........................  Prospectus Summary; Fee Tables

3.      Condensed Financial Information....  Financial Highlights; Performance Information

4.      General Description of Registrant..  Cover Page; Investment Objectives and Policies;
                                             Investment Restrictions; Risk Factors and
                                             Investment Techniques; General Information -
                                             Organization of the Group

5.      Management of the Fund.............  Management of the Funds; Fee Tables

5A.     Management's Discussion of Fund
        Performance........................  Not Applicable

6.      Capital Stock and Other Securities.  Directed Dividend Option; Dividends and Taxes;
                                             General Information - Organization of the Group;
                                             General Information - Multiple Classes of Shares;
                                             General Information - Miscellaneous

7.      Purchase of Securities Being
           Offered.........................  Management of the Funds - Administrator, Sub-
                                             Administrator and Distributor; Management of
                                             the Funds - Distribution Plan for Investor B
                                             Shares; How to Buy Investor B Shares; Sales
                                             Charges; Exchange Privilege; Parkstone Individual
                                             Retirement Accounts; How Shares are Valued

8.      Redemption or Repurchase...........  Sale Charges; Contingent Deferred Sales Charge;
                                             Exchange Privilege; Conversion Feature; How to
                                             Redeem Your Investor B Shares

9.      Pending Legal Proceedings..........  Not Applicable

PROSPECTUS - INVESTOR B SHARES





--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR B SHARES

--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                      PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND


                       Prospectus dated October 8, 1996


                        [PARKSTONE MUTUAL FUNDS LOGO]
                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS


INVESTOR B SHARES                              PROSPECTUS DATED OCTOBER 8, 1996

GROWTH FUNDS                                     For more information call:
Parkstone Equity Fund                            (800) 451-8377
Parkstone Small Capitalization Fund              or write to:
Parkstone Large Capitalization Fund              3435 Stelzer Road
Parkstone International Discovery Fund           Columbus, Ohio 43219


GROWTH AND INCOME FUNDS
Parkstone Balanced Fund                          THESE SECURITIES HAVE NOT
Parkstone High Income Equity Fund                BEEN APPROVED OR
                                                 DISAPPROVED BY THE
INCOME FUNDS                                     SECURITIES AND EXCHANGE
Parkstone Bond Fund                              COMMISSION OR ANY STATE
Parkstone Limited Maturity Bond Fund             SECURITIES COMMISSION NOR
Parkstone Intermediate Government Obligations    HAS THE COMMISSION OR ANY
Fund                                             STATE SECURITIES COMMISSION
Parkstone U.S. Government Income Fund            PASSED UPON THE ACCURACY OR
                                                 ADEQUACY OF THIS
TAX-FREE INCOME FUNDS                            PROSPECTUS. ANY
Parkstone Municipal Bond Fund                    REPRESENTATION TO THE
Parkstone Michigan Municipal Bond Fund           CONTRARY IS A CRIMINAL
                                                 OFFENSE


The funds listed above are each of the twelve currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor B Shares. This Prospectus explains concisely what you should know before investing in the Investor B Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the October 8, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the SEC (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                                   PROSPECTUS--Investor B Shares

TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----

Prospectus Roadmap...........................................................     3

Prospectus Summary...........................................................     4
Fee Tables...................................................................     8
Financial Highlights.........................................................    11
Investment Objectives and Policies...........................................    17
Risk Factors and Investment Techniques.......................................    28
Investment Restrictions......................................................    39
Management of the Funds......................................................    40
How to Buy Investor B Shares.................................................    46
Sales Charges................................................................    48
Contingent Deferred Sales Charge.............................................    48
Directed Dividend Option.....................................................    49
Exchange Privilege...........................................................    50
Factors to Consider When Selecting Investor B Shares.........................    50
Conversion Feature...........................................................    51
Parkstone Individual Retirement Accounts.....................................    51
How to Redeem Your Investor B Shares.........................................    52
How Shares Are Valued........................................................    54
Dividends and Taxes..........................................................    54
Performance Information......................................................    57
Fundata(R)...................................................................    58
General Information..........................................................    58

PROSPECTUS--Investor B Shares           2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.


                                                                  INVESTMENT
                                                   FINANCIAL      OBJECTIVES         RISK FACTORS AND
  FUND                                             HIGHLIGHTS    AND POLICIES     INVESTMENT TECHNIQUES
  Balanced Fund                                        13              20                   21
  Bond Fund                                            14              22                   24
  Equity Fund                                          11              18                   19
  Government Income Fund                               16              25                   25
  High Income Equity Fund                              14              22                   22
  International Discovery Fund                         13              19                   20
  Intermediate Government Obligations Fund             15              24                   25
  Large Capitalization Fund                            12              18                   19
  Limited Maturity Bond Fund                           15              22                   24
  Michigan Municipal Bond Fund                         16              26                   28
  Municipal Bond Fund                                  17              26                   28
  Small Capitalization Fund                            12              18                   19

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public sixteen separate investment portfolios, fifteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.


This Prospectus relates only to the Investor B Shares of the following Funds:


       Parkstone Equity Fund (the "Equity Fund")
       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
       Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
        Government Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
       Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Fund and High Income Equity Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." Finally, the Michigan Bond Fund and Municipal Bond Fund are collectively referred to as "Tax-Free Income Funds."


                                        3          PROSPECTUS--Investor B Shares

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Each Fund of the Group offers multiple classes of shares. This Prospectus describes one class of shares of each Fund, Investor B Shares. Interested persons who wish to obtain a copy of the Prospectus of the other classes of shares of the Funds or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International and Balanced Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor B Shares of the following Funds of the
Group:


       GROWTH FUNDS
       Equity Fund
       Small Capitalization Fund
       Large Capitalization Fund
       International Fund


       GROWTH AND INCOME FUNDS
       Balanced Fund
       High Income Equity Fund

       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund

       TAX-FREE INCOME FUNDS
       Municipal Bond Fund
       Michigan Bond Fund


These Funds represent twelve separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Investor B Shares of each Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed prior to four years from the date of purchase. Shares may be purchased by mail, telephone or wire, through a broker-dealer who has entered into an agreement with the Group's distributor, BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor B Shares of one Fund of the Group may be exchanged for Investor B Shares of another Fund of the Group at net asset value without the imposition of a contingent deferred sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR B SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR B SHARES" and "HOW SHARES ARE VALUED."


PROSPECTUS--Investor B Shares           4

Minimum Purchase


There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund. Investor B Shares must be purchased in amounts less than $250,000.


Conversion Feature

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares.

Investment Objectives

[CAPTION]

             FUND                               INVESTMENT OBJECTIVE
  Balanced Fund                seeks current income, long-term capital growth and
                               conservation of capital

  Bond Fund                    seeks to provide current income and preservation of
                               capital by investing in a portfolio of high- and
                               medium-grade fixed-income securities

  Equity Fund                  seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks

  Government Income Fund       seeks to provide shareholders with a high level of
                               current income consistent with prudent investment risk

  High Income Equity Fund      primarily seeks current income by investing in a
                               diversified portfolio of high quality, dividend-paying
                               stocks and securities convertible into common stocks; a
                               secondary objective is growth of capital

  Intermediate Government      seeks to provide current income with preservation of
    Obligations Fund           capital by investing in a diversified portfolio of U.S.
                               government securities with remaining maturities of 12
                               years or less

  International Fund           seeks long-term growth of capital


  Large Capitalization Fund    seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks of companies with large
                               market capitalization


  Limited Maturity Bond Fund   seeks to provide current income and preservation of
                               capital by investing in a portfolio of high- and
                               medium-grade fixed-income securities, the remaining
                               maturities on which will be six years or less

  Michigan Bond Fund           seeks income which is exempt from federal income tax
                               and Michigan state income and intangibles tax, although
                               such income may be subject to the federal alternative
                               minimum tax when received by certain shareholders; also
                               seeks preservation of capital

  Municipal Bond Fund          seeks to provide current interest income which is
                               exempt from federal income taxes as well as
                               preservation of capital

  Small Capitalization Fund    seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks of small- to
                               medium-sized companies

                                        5          PROSPECTUS--Investor B Shares

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

             FUND                                 INVESTMENT POLICY
  Balanced Fund                in any type or class of securities, including all types
                               of common stocks, fixed-income securities and
                               securities convertible into common stocks. At least 25%
                               of the value of the Fund's total assets will be
                               invested in fixed-income senior securities and up to
                               15% of the Fund's total assets may be invested in
                               foreign securities

  Bond Fund                    at least 80% of its total assets in bonds, debentures
                               and certain other debt securities specified herein

  Equity Fund                  at least 80% of its total assets in common stocks,
                               and securities convertible into common stocks, of
                               companies believed by the investment adviser to be
                               characterized by sound management and the ability to
                               finance expected growth

  Government Income Fund       at least 65% of its total assets in obligations issued
                               or guaranteed by the U.S. government or its agencies or
                               instrumentalities; under current market conditions, up
                               to 80% of its total assets in mortgage-related
                               securities, which are issued or guaranteed by the U.S.
                               government, its agencies and instrumentalities and by
                               non-governmental entities, or greater amounts as
                               conditions warrant

  High Income Equity Fund      at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the investment adviser to be characterized
                               by sound management, the ability to finance expected
                               growth and the ability to pay above-average dividends

  Intermediate Government      at least 80% of its total assets in obligations issued
    Obligations Fund           or guaranteed by the U.S. government or its agencies or
                               instrumentalities and with remaining maturities of
                               twelve years or less

  International Fund           at least 65% of its total assets in an internationally
                               diversified portfolio of equity securities which trade
                               on markets in countries other than the United States
                               and which are issued by companies (i) domiciled in
                               countries other than the United States, or (ii) that
                               derive at least 50% of either their revenues or pre-tax
                               income from activities outside of the United States,
                               and (iii) which are ranked as small- or medium-sized
                               companies on the basis of their capitalization


  Large Capitalization Fund    at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed to be characterized by sound management and
                               the ability to finance expected long-term growth


  Limited Maturity Bond Fund   at least 80% of the value of its total assets in bonds,
                               debentures and certain other debt securities specified
                               herein with remaining maturities of six years or less

  Michigan Bond Fund           at least 80% of its total assets in debt securities of
                               all types; at least 65% of the net assets in municipal
                               securities issued by or on behalf of the State of
                               Michigan, its political subdivisions, municipalities
                               and public authorities

PROSPECTUS--Investor B Shares           6

             FUND                                 INVESTMENT POLICY
  Municipal Bond Fund          at least 80% of its total assets in tax-exempt

  Small Capitalization Fund    at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the investment adviser to be characterized
                               by sound management and the ability to finance expected
                               growth

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."


Management of the Funds

First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent") serves as transfer agent and fund accountant. Union Bank of California, N.A., formerly known as The Bank of California, N.A. ("Union Bank" or the "Custodian"), serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.


                                        7          PROSPECTUS--Investor B Shares

FEE TABLES (INVESTOR B SHARES)

SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge (as a percentage of the offering price).................    None
Sales Charge on Reinvested Distributions.....................................    None
Maximum Deferred Sales Charge on Redemptions(1)..............................   4.00%
Redemption Fees(2)...........................................................    None
Exchange Fees................................................................    None

------------
(1) A Contingent Deferred Sales Charge is charged only with respect to Investor B Shares redeemed prior to four years from the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)


(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*



                                                                                                      TOTAL
                                                                 MANAGEMENT    12B-1     OTHER      OPERATING
                                                                    FEES       FEES     EXPENSES    EXPENSES
                                                                ----------    -----    -------      -------
GROWTH FUNDS:
Equity Fund........................................                  1.00%      1.00%      0.29%       2.29%
Small Capitalization Fund..........................                  1.00%      1.00%      0.29%       2.29%
Large Capitalization Fund..........................                  0.40%      1.00%      0.38%       1.78%
International Fund.................................                  1.17%      1.00%      0.38%       2.55%
GROWTH AND INCOME FUNDS:
Balanced Fund......................................                  0.75%      1.00%      0.41%      2.16%
High Income Equity Fund............................                  1.00%      1.00%      0.32%      2.32%
INCOME FUNDS:
Bond Fund..........................................                  0.70%      1.00%      0.24%      1.94%
Limited Maturity Bond Fund.........................                  0.55%      1.00%      0.29%      1.84%
Intermediate Government Obligations Fund...........                  0.70%      1.00%      0.26%      1.96%
Government Income Fund.............................                  0.45%      1.00%      0.31%      1.76%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................                  0.55%      1.00%      0.25%      1.80%
Michigan Bond Fund.................................                  0.55%      1.00%      0.22%      1.77%

------------
* after expense reductions

Management Fees, Other Expenses, and Total Expenses as a percentage of average net assets for the Balanced Fund, absent the voluntary reduction of advisory fees and administrative fees, would have been 1.00%, 0.45% and 2.45%, respectively. For the Bond Fund, they would have been 0.74%, 0.29% and 2.03%, respectively. For the Limited Maturity Bond Fund they would have been 0.74%, 0.34% and 2.08%, respectively. For the Intermediate Government Obligations Fund they would have been 0.74%, 0.31% and 2.05%, respectively. For the Government Income Fund they would have been 0.74%, 0.36% and 2.10%, respectively. For the Municipal Bond Fund they would have been 0.74%, 0.35% and 2.09%, respectively. For the Michigan Bond Fund they would have been 0.74%, 0.32% and 2.06%, respectively. The annual percentages of Management Fees and Other Expenses for the Large Capitalization Fund are based on such fees and expenses incurred since commencement of operations and expected voluntary reductions. Absent the expected voluntary reduction of administrative


PROSPECTUS--Investor B Shares           8
and advisory fees, Management Fees, Other Expenses and Total Expenses would be 0.80%, 3.27% and 4.07%, respectively. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                   ---       ----       ----        ----
GROWTH FUNDS:
Equity Fund....................................................    $ 63      $ 102      $ 123      $  263
Small Capitalization Fund......................................    $ 63      $ 102      $ 123      $  263
Large Capitalization Fund*.....................................    $ 58      $  86         --          --
International Fund.............................................    $ 66      $ 109      $ 136      $  289
GROWTH AND INCOME FUNDS:
Balanced Fund..................................................    $ 62      $  98      $ 116      $  248
High Income Equity Fund........................................    $ 64      $ 102      $ 124      $  266
INCOME FUNDS:
Bond Fund......................................................    $ 60      $  91      $ 105      $  226
Limited Maturity Bond Fund.....................................    $ 59      $  88      $ 100      $  216
Intermediate Government Obligations Fund.......................    $ 60      $  92      $ 106      $  229
Government Income Fund.........................................    $ 58      $  85      $  95      $  207
TAX-FREE INCOME FUNDS:
Municipal Bond Fund............................................    $ 58      $  87      $  97      $  212
Michigan Bond Fund.............................................    $ 58      $  86      $  96      $  208

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                   ---       ----       ----        ----
GROWTH FUNDS:
Equity Fund....................................................    $ 23      $  72      $ 123      $  263
Small Capitalization Fund......................................    $ 23      $  72      $ 123      $  263
Large Capitalization Fund*.....................................    $ 18      $  56         --          --
International Fund.............................................    $ 26      $  79      $ 136      $  289
GROWTH AND INCOME FUNDS:
Balanced Fund..................................................    $ 22      $  68      $ 116      $  248
High Income Equity Fund........................................    $ 24      $  72      $ 124      $  266
INCOME FUNDS:
Bond Fund......................................................    $ 20      $  61      $ 105      $  226
Limited Maturity Bond Fund.....................................    $ 19      $  58      $ 100      $  216
Intermediate Government Obligations............................    $ 20      $  62      $ 106      $  229
Government Income Fund.........................................    $ 18      $  55      $  95      $  207
TAX-FREE INCOME FUNDS:
Municipal Bond Fund............................................    $ 18      $  57      $  97      $  212
Michigan Bond Fund.............................................    $ 18      $  56      $  96      $  208

* Because the Large Capitalization Fund has been in operation for less than 10 months, expense example information is provided only for 1-year and 3-year periods.

The information set forth in the foregoing Fee Tables and expense examples relates only to Investor B Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of


                                        9          PROSPECTUS--Investor B Shares

Shares of the Funds are subject to the same expenses except that the sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor B Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor B Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may invest in Investor B Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor B Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



PROSPECTUS--Investor B Shares          10

FINANCIAL HIGHLIGHTS


The tables on the following pages set forth certain information concerning the investment results of the Investor B Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1996 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.


EQUITY FUND - INVESTOR B SHARES


                                                                       YEAR ENDED           FEB. 4,
                                                                        JUNE 30,            1994 TO
                                                                   ------------------       JUNE 30,
                                                                    1996        1995        1994(E)
                                                                   -------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................  $ 16.35     $14.63        $16.66
                                                                   -------     ------     ------------
Investment Activities
    Net Investment Loss..........................................    (0.23)     (0.11)        (0.05)
    Net Realized and Unrealized Gains (Losses) on Investments....     4.82       3.30         (1.98)
                                                                   -------     ------     ------------
         Total from Investment Activities........................     4.59       3.19         (2.03)
                                                                   -------     ------     ------------
Distributions
    Net Investment Income
    Net Realized Gains...........................................    (0.66)     (0.48)
    In Excess of Net Realized Gains..............................       --      (0.99)           --
                                                                   -------     ------     ------------
         Total Distributions.....................................    (0.66)     (1.47)           --
                                                                   -------     ------     ------------
NET ASSET VALUE, END OF PERIOD...................................  $ 20.28     $16.35        $14.63
                                                                   ========    ======     ============
Total Return (excluding sales and redemption charges)............    28.59%     23.88%       (12.18)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)..............................  $15,840     $6,073        $1,616
    Ratio of Expenses to Average Net Assets......................     2.29%      2.29%         2.30%(b)
    Ratio of Net Investment Loss to Average Net Assets...........    (1.70)%    (1.61)%       (1.57)%(b)
    Ratio of Expenses to Average Net Assets*.....................     2.29%      2.54%         2.56%(b)
    Ratio of Net Investment Loss to Average Net Assets*..........    (1.71)%    (1.87)%       (1.83)%(b)
    Portfolio Turnover Rate (c)..................................   49.27%     46.39%        70.87%
    Average Commission Rate Paid(g)..............................  $0.0796


                                       11          PROSPECTUS--Investor B Shares

SMALL CAPITALIZATION FUND - INVESTOR B SHARES


                                                                       YEAR ENDED           FEB. 4,
                                                                        JUNE 30,            1994 TO
                                                                   ------------------       JUNE 30,
                                                                    1996        1995        1994(E)
                                                                   -------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................  $ 25.79     $19.83        $22.71
                                                                   -------     ------     ------------
Investment Activities
    Net Investment Loss..........................................    (0.39)     (0.19)        (0.09)
    Net Realized and Unrealized Gains (Losses) on Investments....    12.03       8.30         (2.79)
                                                                   -------     ------     ------------
    Total from Investment Activities.............................    11.64       8.11         (2.88)
                                                                   -------     ------     ------------
Distributions
    Net Investment Income
    Net Realized Gains...........................................    (3.65)     (2.15)           --
                                                                   -------     ------     ------------
    Total Distributions..........................................    (3.65)     (2.15)           --
                                                                   -------     ------     ------------
NET ASSET VALUE, END OF PERIOD...................................  $ 33.78     $25.79        $19.83
                                                                   ========    ======     ============
Total Return (excluding sales and redemption charges)............    48.87%     43.78%       (12.68)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)..............................  $30,310     $9,990        $2,130
    Ratio of Expenses to Average Net Assets......................     2.29%      2.32%         2.35%(b)
    Ratio of Net Investment Loss to Average Net Assets...........    (1.93)%    (2.03)%       (2.19)%(b)
    Ratio of Expenses to Average Net Assets*.....................     2.29%      2.55%         2.61%(b)
    Ratio of Net Investment Loss to Average Net Assets*..........    (1.93)%    (2.26)%       (2.45)%(b)
    Portfolio Turnover Rate (c)..................................    67.22%     50.53%        72.64%
    Average Commission Rate Paid(g)..............................  $0.0800

LARGE CAPITALIZATION FUND - INVESTOR B SHARES

                                                                                              DEC.
                                                                                               28,
                                                                                             1995 TO
                                                                                              JUNE
                                                                                               30,
                                                                                             1996(A)
                                                                                             -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................              $10.00
                                                                                             -------
Investment Activities
    Net Investment Income .....................................................                0.01
    Net Realized and Unrealized Gains on Investments...........................                1.23
                                                                                             -------
         Total from Investment Activities......................................                1.24
                                                                                             -------
Distributions
    Net Investment Income......................................................               (0.02)
    Net Realized Gains.........................................................                  --
                                                                                             -------
         Total Distributions...................................................               (0.02)
                                                                                             -------
NET ASSET VALUE, END OF PERIOD.................................................              $11.22
                                                                                             ========
Total Return (excluding sales and redemption charges)..........................                8.77%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)............................................              $  832
    Ratio of Expenses to Average Net Assets....................................                1.78%(b)
    Ratio of Net Investment Loss to Average Net Assets.........................               (0.32)%(b)
    Ratio of Expenses to Average Net Assets*...................................                4.07%(b)
    Ratio of Net Investment Loss to Average Net Assets*........................               (2.61)%(b)
    Portfolio Turnover Rate (c)................................................                0.86%
    Average Commission Rate Paid(g)............................................              $0.0800


PROSPECTUS--Investor B Shares          12

INTERNATIONAL FUND - INVESTOR B SHARES


                                                                      YEAR ENDED           FEB. 4,
                                                                       JUNE 30,            1994 TO
                                                                  ------------------       JUNE 30,
                                                                   1996       1995(F)      1994(E)
                                                                  -------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD............................  $ 12.15     $13.21        $14.12
                                                                  -------     ------     ------------
Investment Activities
    Net Investment Loss.........................................    (0.08)     (0.04)        (0.01)
    Net Realized and Unrealized Gains (Losses) on Investments
      and Foreign Currency Transactions.........................     1.70      (0.40)        (0.90)
                                                                  -------     ------     ------------
         Total from Investment Activities.......................     1.62      (0.44)        (0.91)
                                                                  -------     ------     ------------
Distributions
    Net Investment Income
    Net Realized Gains
    In Excess of Net Realized Gains.............................       --      (0.62)           --
                                                                  -------     ------     ------------
         Total Distributions....................................     0.00      (0.62)         0.00
                                                                  -------     ------     ------------
NET ASSET VALUE, END OF PERIOD..................................  $ 13.77     $12.15        $13.21
                                                                  ========    ======     ============
Total Return (excluding sales and redemption charges)...........    13.33%     (3.03)%       (6.44)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000).............................  $ 9,489     $5,469        $2,680
    Ratio of Expenses to Average Net............................     2.55%      2.57%         2.56%(b)
    Assets Ratio of Net Investment (Loss) to Average Net Assets.    (0.86)%    (0.49)%       (0.22)%(b)
    Ratio of Expenses to Average Net Assets*....................     2.63%      2.92%         2.61%(b)
    Ratio of Net Investment (Loss) to Average Net Assets*.......    (0.94)%    (0.84)%       (0.27)%(b)
    Portfolio Turnover Rate (c).................................    54.47%    104.39%        37.23%
    Average Commission Rate Paid(g).............................  $0.0321


BALANCED FUND - INVESTOR B SHARES


                                                                       YEAR ENDED
                                                                        JUNE 30,          FEB. 4, 1994
                                                                    ----------------      TO JUNE 30,
                                                                     1996      1995(F)      1994(E)
                                                                    ------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $12.18     $10.67        $11.71
                                                                    ------     ------     ------------
Investment Activities
    Net investment income ........................................    0.23       0.20          0.10
    Net realized and unrealized gain (loss) on investments........    1.74       1.67         (1.05)
                                                                    ------     ------     ------------
         Total from Investment Activities.........................    1.97       1.87         (0.95)
                                                                    ------     ------     ------------
Distributions
    Net investment income.........................................   (0.22)     (0.20)        (0.09)
    Net realized gains............................................   (0.57)     (0.06)
    In excess of net realized gains...............................      --      (0.10)           --
                                                                    ------     ------     ------------
         Total Distributions......................................   (0.79)     (0.36)        (0.09)
                                                                    ------     ------     ------------
NET ASSET VALUE, END OF PERIOD....................................  $13.36     $12.18        $10.67
                                                                    ======     ======     ============
Total Return (excluding sales and redemption charges).............   16.71%     17.96%        (8.16)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).............................  $4,278     $1,291        $  744
    Ratio of expenses to average net assets.......................    2.16%      2.25%         2.05%(b)
    Ratio of net investment income to average net assets..........    1.64%      1.74%         1.94%(b)
    Ratio of expenses to average net assets*......................    2.45%      2.77%         2.61%(b)
    Ratio of net investment income to average net assets*.........    1.35%      1.22%         1.38%(b)
    Portfolio Turnover Rate(c)....................................  437.90%    250.66%       192.39%
                                                                    $0.0848


                                       13          PROSPECTUS--Investor B Shares

HIGH INCOME EQUITY FUND - INVESTOR B SHARES


                                                                      YEAR ENDED
                                                                       JUNE 30,          FEB. 4, 1994
                                                                   ----------------      TO JUNE 30,
                                                                    1996       1995        1994(E)
                                                                   ------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................  $14.47     $13.49        $14.92
                                                                   ------     ------     ------------
Investment Activities
    Net investment income .......................................    0.19       0.26          0.13
    Net realized and unrealized gains (losses) on investments....    3.25       0.99         (1.43)
                                                                   ------     ------     ------------
         Total from Investment Activities........................    3.44       1.25         (1.30)
                                                                   ------     ------     ------------
Distributions
    Net investment income........................................   (0.19)     (0.26)        (0.13)
    In excess of net investment income...........................              (0.01)
    Net realized gains...........................................   (0.45)        --            --
                                                                   ------     ------     ------------
         Total Distributions.....................................   (0.64)     (0.27)        (0.13)
                                                                   ------     ------     ------------
NET ASSET VALUE, END OF PERIOD...................................  $17.27     $14.47        $13.49
                                                                   ======     ======     ============
Total Return (excluding sales and redemption charges)............   24.11%      9.41%        (8.76)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)............................  $12,590    $7,131        $3,836
    Ratio of expenses to average net assets......................    2.32%      2.32%         2.33%(b)
    Ratio of net investment income to average net assets.........    1.11%      1.86%         1.87%(b)
    Ratio of expenses to average net assets*.....................    2.32%      2.57%         2.59%(b)
    Ratio of net investment income to average net assets*........    1.11%      1.61%         1.61%(b)
    Portfolio Turnover Rate(c)...................................   40.75%     77.70%        69.35%
    Average commission rate paid(g)..............................  $0.080


BOND FUND - INVESTOR B SHARES


                                                                      YEAR ENDED
                                                                       JUNE 30,           FEB. 4, 1994
                                                                  -------------------     TO JUNE 30,
                                                                   1996        1995         1994(E)
                                                                  -------     -------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD............................  $  9.68     $  9.26       $   9.95
                                                                  -------     -------     ------------
Investment Activities
    Net investment income ......................................     0.50        0.52           0.22
    Net realized and unrealized gains (losses) on investments...    (0.17)       0.42          (0.70)
                                                                  -------     -------     ------------
         Total from Investment Activities.......................     0.33        0.94          (0.48)
                                                                  -------     -------     ------------
Distributions
    Net investment income.......................................    (0.50)      (0.52)         (0.21)
    In excess of net investment income..........................       --          --             --
                                                                  -------     -------     ------------
         Total Distributions....................................    (0.50)      (0.52)         (0.21)
NET ASSET VALUE, END OF PERIOD..................................  $  9.51     $  9.68       $   9.26
                                                                  ========    ========    ============
Total Return (excluding sales and redemption charges)...........     3.46       10.62          (4.84)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000)...........................  $ 4,426     $ 1,330       $    485
    Ratio of expenses to average net assets.....................     1.94%       2.03%          1.89%(b)
    Ratio of net investment income to average net assets........     4.97%       5.54%          5.34%(b)
    Ratio of expenses to average net assets*....................     2.03%       2.39%          2.29%(b)
    Ratio of net investment income to average net assets*.......     4.88%       5.18%          4.94%(b)
    Portfolio Turnover Rate(c)..................................  1189.27%    1010.64%        893.27%


PROSPECTUS--Investor B Shares          14

LIMITED MATURITY BOND FUND - INVESTOR B SHARES


                                                                   YEAR ENDED             FEB. 4,
                                                                    JUNE 30,              1994 TO
                                                                -----------------        JUNE 30,
                                                                 1996       1995          1994(E)
                                                                ------     ------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $ 9.70     $ 9.56         $  9.99
                                                                ------     ------         -------
Investment Activities
    Net Investment Income ....................................    0.55       0.49            0.23
    Net Realized and Unrealized Gains (Losses) on
      Investments.............................................   (0.22)      0.12           (0.44)
                                                                ------     ------         -------
         Total from Investment Activities.....................    0.33       0.61           (0.21)
                                                                ------     ------         -------
Distributions
    Net Investment Income.....................................   (0.55)     (0.47)          (0.22)
    Total Return of Capital...................................   (0.02)        --              --
                                                                ------     ------         -------
         Total Distributions..................................   (0.57)     (0.47)          (0.22)
                                                                ------     ------         -------
NET ASSET VALUE, END OF PERIOD................................  $ 9.46     $ 9.70         $  9.56
                                                                ======     ======     ===============
Total Return (excluding sales and redemption charges).........    3.43%      6.68%          (2.09)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)...........................  $1,547     $  892         $   629
    Ratio of Expenses to Average Net Assets...................    1.84%      1.85%           1.78%(b)
    Ratio of Net Investment Income to Average Net Assets......    5.35%      5.14%           5.36%(b)
    Ratio of Expenses to Average Net Assets*..................    2.08%      2.36%           2.33%(b)
    Ratio of Net Investment Income to Average Net Assets*.....    5.11%      4.62%           4.81%(b)
    Portfolio Turnover Rate (c)...............................  618.60%    397.97%         353.28%


INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR B SHARES


                                                                      YEAR ENDED           FEB. 4,
                                                                       JUNE 30,            1994 TO
                                                                   -----------------       JUNE 30,
                                                                    1996       1995        1994(E)
                                                                   ------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................  $ 9.89     $ 9.60        $10.14
                                                                   ------     ------     ------------
Investment Activities
    Net Investment Income .......................................    0.53       0.43          0.21
    Net Realized and Unrealized Gains (Losses) on Investments....   (0.24)      0.30         (0.54)
                                                                   ------     ------     ------------
         Total from Investment Activities........................    0.29       0.73         (0.33)
                                                                   ------     ------     ------------
Distributions
    Net Investment Income........................................   (0.51)     (0.44)        (0.21)
                                                                   ------     ------     ------------
         Total Distributions.....................................   (0.51)     (0.44)        (0.21)
                                                                   ------     ------     ------------
NET ASSET VALUE, END OF PERIOD...................................  $ 9.67     $ 9.89        $ 9.60
                                                                   ======     ======     ============
Total Return (excluding sales and redemption charges)............    2.93%      7.84%        (3.31)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)..............................  $1,843     $  977        $  531
    Ratio of Expenses to Average Net Assets......................    1.96%      2.06%         1.92%(b)
    Ratio of Net Investment Income to Average Net Assets.........    4.78%      4.41%         4.80%(b)
    Ratio of Expenses to Average Net Assets*.....................    2.05%      2.42%         2.32%(b)
    Ratio of Net Investment Income to Average Net Assets*........    4.69%      4.05%         4.41%(b)
    Portfolio Turnover Rate (c)..................................  916.39%    549.13%       546.06%


                                       15          PROSPECTUS--Investor B Shares

GOVERNMENT INCOME FUND - INVESTOR B SHARES


                                                                      YEAR ENDED           FEB. 4,
                                                                       JUNE 30,            1994 TO
                                                                  ------------------       JUNE 30,
                                                                   1996        1995        1994(E)
                                                                  -------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD............................  $  9.39     $ 9.38        $ 9.88
                                                                  -------     ------     ------------
Investment Activities
    Net Investment Income ......................................     0.66       0.68          0.28
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.18)      0.01         (0.50)
                                                                  -------     ------     ------------
         Total from Investment Activities.......................     0.48       0.69         (0.22)
                                                                  -------     ------     ------------
Distributions
    Net Investment Income.......................................    (0.59)     (0.61)        (0.27)
    Tax Return of Capital.......................................    (0.07)     (0.07)        (0.01)
                                                                  -------     ------     ------------
         Total Distributions....................................    (0.66)     (0.68)        (0.28)
                                                                  -------     ------     ------------
NET ASSET VALUE, END OF PERIOD..................................  $  9.21     $ 9.39        $ 9.38
                                                                  ========    ======     ============
Total Return (excluding sales and redemption charges)...........     5.22%      7.71%        (2.26)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000).............................  $19,556     $8,478        $2,787
    Ratio of Expenses to Average Net Assets.....................     1.76%      1.83%         1.77%(b)
    Ratio of Net Investment Income to Average Net Assets*.......     6.92%      7.28%         6.72%(b)
    Ratio of Expenses to Average Net Assets*....................     2.10%      2.44%         2.42%(b)
    Ratio of Net Investment Income to Average Net Assets*.......     6.58%      6.67%         6.08%(b)
    Portfolio Turnover Rate (c).................................   348.01%    114.71%       102.24%


MICHIGAN BOND FUND - INVESTOR B SHARES


                                                                      YEAR ENDED           FEB. 4,
                                                                       JUNE 30,            1994 TO
                                                                   -----------------       JUNE 30,
                                                                    1996       1995        1994(E)
                                                                   ------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................  $10.75     $10.52       $  11.09
                                                                   ------     ------     ------------
Investment Activities
    Net Investment Income .......................................    0.40       0.40           0.16
    Net Realized and Unrealized Gains (Losses) on Investments....    0.04       0.24          (0.57)
                                                                   ------     ------     ------------
         Total from Investment Activities........................    0.44       0.64          (0.41)
                                                                   ------     ------     ------------
Distributions
    Net Investment Income........................................   (0.40)     (0.40)         (0.16)
    In Excess of Net Investment Income...........................              (0.01)
    Net Realized Gains...........................................   (0.03)        --             --
                                                                   ------     ------     ------------
         Total Distributions.....................................   (0.43)     (0.41)         (0.16)
                                                                   ------     ------     ------------
NET ASSET VALUE, END OF PERIOD...................................  $10.76     $10.75       $  10.52
                                                                   ======     ======     ============
Total Return (excluding sales and redemption charges)............    4.13%      6.28%         (3.69)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)..............................  $3,565     $2,270       $  1,302
    Ratio of Expenses to Average Net.............................    1.77%      1.78%          1.77%(b)
    Assets Ratio of Net Investment Income to Average Net
      Assets.....................................................    3.57%      3.80%          3.51%(b)
    Ratio of Expenses to Average Net Assets*.....................    2.06%      2.32%          2.32%(b)
    Ratio of Net Investment Income to Average Net Assets*........    3.28%      3.25%          2.97%(b)
    Portfolio Turnover Rate (c)..................................   27.66%     26.06%          6.69%


PROSPECTUS--Investor B Shares          16

MUNICIPAL BOND FUND - INVESTOR B SHARES


                                                                       YEAR ENDED
                                                                        JUNE 30,          FEB. 4, 1994
                                                                    ----------------      TO JUNE 30,
                                                                     1996       1995        1994(e)
                                                                    ------     ------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $10.36     $10.26        $10.76
                                                                    ------     ------     ---------
Investment Activities
    Net investment income ........................................    0.33       0.33          0.13
    Net realized and unrealized gains (losses) on investments.....    0.03       0.27         (0.50)
                                                                       ---      -----      --------
         Total from Investment Activities.........................    0.36       0.60         (0.37)
                                                                       ---      -----      --------
Distributions
    Net investment income.........................................   (0.33)     (0.33)        (0.13)
    In excess of net realized income..............................      --      (0.17)           --
                                                                     -----      -----      --------
         Total Distributions......................................   (0.33)     (0.50)        (0.13)
                                                                     -----      -----      --------
NET ASSET VALUE, END OF PERIOD....................................  $10.39     $10.36        $10.26
                                                                     =====      =====      ========
Total Return (excluding sales and redemption charges).............    3.48%      6.17%        (3.41)%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000).............................  $  735     $  447        $  359
    Ratio of expenses to average net assets.......................    1.80%      1.80%         1.80%(b)
    Ratio of net investment income to average net assets..........    3.11%      3.22%         2.88%(b)
    Ratio of expenses to average net assets*......................    2.09%      2.33%         2.37%(b)
    Ratio of net investment income to average net assets*.........    2.82%      2.68%         2.31%(b)
    Portfolio turnover rate (c)...................................   47.46%     35.15%        44.39%

---------------

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d) Not annualized.

(e) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.


(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Fund had no subadviser.

(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.



INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

                                       17          PROSPECTUS--Investor B Shares

GROWTH FUNDS


THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The investment objective of the Large Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization.

Under normal market conditions, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion and the Large Capitalization Fund will do the same with companies considered by First of America to have a market capitalization of greater than $5 billion. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities" herein.

The Equity Fund anticipates investing in growth-oriented, medium-sized large capitalization companies. Medium-sized companies are considered to be those with a market capitalization of between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, or capitalization of over $5 billion. For both the Equity Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and


PROSPECTUS--Investor B Shares          18
medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund.

Consistent with the foregoing, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Mortgage-Related Securities      -Other Mutual Funds               -Portfolio Turnover
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------


THE INTERNATIONAL FUND

The investment objective of the International Fund is to seek long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.


For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.


The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

                                       19          PROSPECTUS--Investor B Shares

--------------------------------------------------------------------------------
  THE INTERNATIONAL FUND

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Other Mutual Funds               -Portfolio Turnover               -Put and Call Options
  -Repurchase Agreements            -Restricted Securities            -Reverse Repurchase Agreements
  -When-Issued and                                                        and Dollar Roll Agreements
      Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------


GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objective of the Balanced Fund is to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed-income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection.


The Balanced Fund's fixed-income securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund's assets may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.


The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and

PROSPECTUS--Investor B Shares          20
are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

The Balanced Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

--------------------------------------------------------------------------------
  THE BALANCED FUND

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Medium-Grade Securities          -Mortgage-Related Securities      -Other Mutual Funds
  -Portfolio Turnover               -Put and Call Options             -Repurchase Agreements
  -Restricted Securities            -Reverse Repurchase Agreements    -When-Issued and
                                        and Dollar Roll Agreements        Delayed-Delivery
                                                                          Transactions

--------------------------------------------------------------------------------

                                       21          PROSPECTUS--Investor B Shares

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The High Income Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered more conservative than growth-oriented equity funds such as the Group's Equity Fund and Small Capitalization Fund.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.


--------------------------------------------------------------------------------
  THE HIGH INCOME EQUITY FUND

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Mortgage-Related Securities      -Other Mutual Funds               -Portfolio Turnover
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------


INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities with remaining maturities of six years or less.

PROSPECTUS--Investor B Shares          22

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.


Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.


Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Bond Fund or the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For

                                       23          PROSPECTUS--Investor B Shares
a discussion of debt securities rated within the fourth highest rating groups assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT
TECHNIQUES -- Medium-Grade Securities" herein.




The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.


--------------------------------------------------------------------------------
  THE BOND FUND AND THE LIMITED MATURITY BOND FUND

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Securities               -Foreign Currency Transactions
  -Futures Contracts                -Government Obligations           -Guaranteed Investment Contracts
  -Lending Portfolio Securities     -Medium-Grade Securities          -Portfolio Turnover
  -Mortgage-Related Securities      -Other Mutual Funds               -Restricted Securities
  -Put and Call Options             -Repurchase Agreements
  -Reverse Repurchase Agreements    -When-Issued and
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------


THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. government securities with remaining maturities of twelve years or less.


Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations.


Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

PROSPECTUS--Investor B Shares          24

--------------------------------------------------------------------------------
  THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Lending Portfolio Securities     -Mortgage Related Securities
  -Municipal Securities             -Other Mutual Funds               -Portfolio Turnover
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and
      and Dollar Roll Agreements        Delayed-Delivery
                                        Transactions

--------------------------------------------------------------------------------


THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES -Mortgage-Related Securities," below.

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."


The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes) rated at the time of purchase within the top two rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
  THE GOVERNMENT INCOME FUND

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Foreign Securities
  -Futures Contracts                -Government Obligations           -Lending Portfolio Securities
  -Mortgage-Related Securities      -Other Mutual Funds               -Portfolio Turnover
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -*When-Issued and
      and Dollar Roll Delivery          Delayed-Delivery
      Transactions Agreements           Transactions

--------------------------------------------------------------------------------


                                       25          PROSPECTUS--Investor B Shares

TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes and preservation of capital. The investment objective of the Michigan Bond Fund is to seek income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders, and preservation of capital.

Under normal market conditions, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Municipal Securities," below.

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to ten years and an average weighted rating of AA/Aa. The Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Michigan Municipal Securities and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and First of America may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating groups assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating groups assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities" herein.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the

PROSPECTUS--Investor B Shares          26
extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by Investment Company Act of 1940, as amended ("the 1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Michigan Bond Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan Bond Fund is not so restricted. In no event, however, may the Michigan Bond Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Bond Fund's taxable year. Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                                       27          PROSPECTUS--Investor B Shares

--------------------------------------------------------------------------------
  TAX-FREE INCOME FUNDS

  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities               -Foreign Currency Transactions    -Futures Contracts
  -Government Obligations           -Lending Portfolio Securities     (Municipal Bond Fund Only)
  -Medium-Grade Securities          -Mortgage-Related Securities      -Municipal Securities
  -Other Mutual Funds               -Portfolio Turnover               -Private Activity Bonds
  -Put and Call Options             -Repurchase Agreements            -Restricted Securities
  -Reverse Repurchase Agreements    -When-Issued and Delayed
      and Dollar Roll Agreements        Delivery Transactions

--------------------------------------------------------------------------------


RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. ("FOA-Michigan," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America, and in the case of the International Fund and Balanced Fund, Gulfstream in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and High Income Equity Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the

PROSPECTUS--Investor B Shares          28
possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community.

                                       29          PROSPECTUS--Investor B Shares

The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS


Each of the Funds, with the exception of the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also

PROSPECTUS--Investor B Shares          30
tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The International Fund does not intend to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or to maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

Subject to the investment parameters described above, each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any

                                       31          PROSPECTUS--Investor B Shares
other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund and the Limited Maturity Bond Fund may invest in guaranteed investment contracts ("GICs"). When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis . The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the


PROSPECTUS--Investor B Shares          32
remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed

                                       33          PROSPECTUS--Investor B Shares
as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

PROSPECTUS--Investor B Shares          34

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium Grade Securities" herein.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Fund will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS

Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds: the Prime Obligations Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL
INFORMATION -- Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that is attributable to investments by the Fund in shares of those Money Market Funds if the fee is being taken in the Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds'

                                       35          PROSPECTUS--Investor B Shares
investments in securities of unaffiliated mutual funds and/or the Money Market Funds of the Group are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS


The Tax-Free Income Funds may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the alternative minimum tax on that part of the Tax-Free Income Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the Balanced Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

PROSPECTUS--Investor B Shares          36

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, the Tax-Free Income Funds may each acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Income Funds will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

                                       37          PROSPECTUS--Investor B Shares

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND
POLICIES -- Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to

PROSPECTUS--Investor B Shares          38
purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).


None of the Funds, with the exception of the Michigan Bond Fund, may:


       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Michigan Bond Fund may not:

       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a

                                       39          PROSPECTUS--Investor B Shares
private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

NONE OF THE FUNDS WILL:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

EACH FUND MAY NOT:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under

PROSPECTUS--Investor B Shares          40
the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.


The Trustees of the Group are George R. Landreth* (Chairman), Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustee designated with an asterisk (*) is considered to be an "interested person" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Fund Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor B Distribution and Shareholder Service Plan described below. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Landreth is an employee of BISYS.


INVESTMENT ADVISER AND SUBADVISER


First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA-Michigan, which is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"). FABC currently has over $22 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1996, First of America managed over $13 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $5.7 billion in discretionary assets, providing equity, fixed income, balanced and money management services.


Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director -- Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at an annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Equity Fund, Small Capitalization Fund, High Income Equity Fund and Balanced Fund, First of America's Fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. First of America may


                                       41          PROSPECTUS--Investor B Shares
periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the U.S. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for the Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1996, Gulfstream had over $596 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average 20 years of investment experience and 9 years of international investment experience.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.


For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP -- Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily

PROSPECTUS--Investor B Shares          42
and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor B Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES

First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor B Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor B Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR B SHARES


Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan") with respect to the Investor B Shares of each Fund. Pursuant to the Investor B Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor B Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay BISYS, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of such Fund (the "Distribution Fee"). Such


                                       43          PROSPECTUS--Investor B Shares
amount may be used by BISYS to pay banks and their affiliates (including FOA-Michigan and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor B Plan, a Participating Organization may include BISYS, its subsidiaries and its affiliates.

Also pursuant to the Investor B Plan, a Fund is authorized to pay a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B Shares of such Fund (the "Service Fee"). Such amount may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B Shares of a Fund as accrued. Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Board of Trustees.


Pursuant to the Investor B Plan, the Distributor may enter into agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor B Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% (up to 0.75% Distribution Fee plus up to 0.25% Service Fee) of the average daily net asset value of the Investor B Shares held of record or beneficially by the Participating Organization's customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B Shares; responding to inquiries from customers concerning their investment in Investor B Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor B Shares.


Actual distribution and shareholder service expenses for Investor B Shares at any given time may exceed the Rule 12b-1 fees and contingent deferred sales charges collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and contingent deferred sales charges collected. If the Investor B Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges. During the fiscal year ended June 30, 1996, Rule 12b-1 fees and contingent deferred sales charges collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.


Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor B Shares.


As authorized by the Investor B Plan, BISYS has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and First of America Brokerage Service, Inc. ("FOA-Brokerage") which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, FOA-Brokerage performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by FOA-Brokerage. Services provided by FOA-Brokerage include placing orders to


PROSPECTUS--Investor B Shares          44
purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as FOA-Brokerage and SDI mutually determine to be appropriate in order to properly maintain shareholder accounts; and providing at its own expense such office space, equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, FOA-Brokerage receives from SBG a commission rate of 4.00% of the net asset value of Investor B Shares purchased by FOA-Brokerage as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated February 1, 1994 between BISYS and SDI. Under that Agreement, SDI receives compensation for financing assistance at the annual rate of up to 0.75% of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to 0.25% of the average daily net assets of the Investor B Shares of each Fund.



The Group understands that Participating Organizations may charge fees to their customers who are owners of Investor B Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS.

The Investor B Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.


As required by Rule 12b-1, the Investor B Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor B Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor B Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor B Shares. Any change in the Investor B Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor B Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

                                       45          PROSPECTUS--Investor B Shares

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP -- Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator and Distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP -- Glass-Steagall Act") for further discussion.

HOW TO BUY INVESTOR B SHARES

Investor B Shares of each Fund are continuously offered and may be purchased directly either by mail, by telephone, or by wire. Investor B Shares may also be purchased through a broker-dealer who has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor B Shares, plus any applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

BY MAIL

To purchase Investor B Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:


                          The Parkstone Group of Funds
                                 P.O. Box 50551
                            Kalamazoo, MI 49005-0551


An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE OR BY WIRE

To purchase Investor B Shares of any of the Funds by telephone or by wire, your Account Application Form must have been previously received by the Distributor. To place an order by telephone or by wire, call the Group's toll-free number
(800) 451-8377. Payment for such Investor B Shares ordered by telephone may be made by check and must be received by the Group's Custodian within seven calendar days of the telephone order. If payment for such Investor B Shares is not received within seven days, or if a check timely received does not clear, the purchase may be canceled and the investor could be liable for

PROSPECTUS--Investor B Shares          46
any losses or fees incurred. When purchasing Investor B Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor B Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by FABC or one of its affiliates. Investor B Shares of the Funds sold to FABC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by FABC or the affiliate. With respect to such Investor B Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor B Shares of the Funds will be recorded by FABC or one of its affiliates and reflected in the account statements provided to Customers. FABC or one of its affiliates may exercise voting authority for those Investor B Shares for which it has been granted authority by the Customer.


Investor B Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase shares plus any applicable sales charge as described below. Purchases of Investor B Shares in any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the Business Day of that Fund. Investor B Shares of the Funds are eligible to earn dividends on the first Business Day after the purchase is executed. Investor B Shares continue to be eligible to earn dividends through the day before redemption.

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact FABC at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor B Shares of any shareholder if, because of redemptions of Investor B Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor B Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor B Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor B Shares. If at any time a shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor B Shares and to send the proceeds to the shareholder.


Depending upon the terms of a particular Customer account, FABC or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from FABC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor B Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account which will also show the total number of Investor B Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor B Shares of the Funds by FABC or one of its affiliates on behalf of a Customer may be obtained from FABC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor B Shares of the Funds will not be issued.

                                       47          PROSPECTUS--Investor B Shares

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor B Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, BISYS Fund Services, c/o The Parkstone Group of Funds, 3435 Stelzer Road, Columbus, Ohio 43219 and may take up to 15 days to implement.

SALES CHARGES


Investor B Shares may be purchased only in amounts of less than $250,000. There is no sales charge imposed upon purchases of Investor B Shares, but investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed prior to four years from the date of purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.


From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor B Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor B Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor B Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE


Investor B Shares which are redeemed prior to four years from the date of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of net asset value at the time of


PROSPECTUS--Investor B Shares          48
purchase of the Investor B Shares being redeemed or net asset value of such shares at the time of redemption, as set forth in the chart below:


  YEAR OF                CONTINGENT DEFERRED
REDEMPTION                   SALES CHARGE
 ---------                 ----------------
   First                        4.00%
  Second                        4.00%
   Third                        3.00%
  Fourth                        2.00%

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than four years or shares acquired pursuant to reinvestment of dividends or distributions.

For example, assume an investor purchased 100 Investor B Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor B Shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 4.00%, totalling $18.00.

The contingent deferred sales charge is waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Code ) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION


A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

                                       49          PROSPECTUS--Investor B Shares

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Investor B Shares to acquire Investor B Shares that are offered by another Fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of shares of a Fund. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor B Shares.


Holders of Investor B Shares of any of the Group's Funds (including Investor B Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor B Shares without the imposition of a contingent deferred sales charge for Investor B Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase. An exchange of will not be considered a redemption on which a contingent deferred sales charge will be applicable. Redemptions of Investor B Shares which have been exchanged will be subject to contingent deferred sales charges based upon the date of the purchase of the original Investor B Shares.


A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR B
SHARES -- By Telephone" below.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES

Before purchasing Investor B Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fees and potential contingent deferred sales charges on Investor B Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fees on shares of a traditionally-priced fund (the Group's Investor A Shares are an example of such a fund) purchased at the same time, and to what extent such differential would be offset by the higher yield of a traditionally-priced fund. To the extent that the sales charge for Investor B Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable. The Group will refuse all purchase orders for Investor A Shares of over $250,000.

Although Investor A Shares are subject to Rule 12b-1 fees, they are not subject to the higher Rule 12b-1 fees applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor B Shares.


As described above, purchasers of Investor B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B Shares would, however, own shares that are subject to higher annual expenses and, for a four-year period, such shares would be subject to a contingent deferred sales charge of up to 4.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this four-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fees on the Investor A Shares. Over


PROSPECTUS--Investor B Shares          50
time, the expenses of the annual Rule 12b-1 fees on the Investor B Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fees applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with respect to Investor B Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately seven years after the purchase. In order to reduce such fees for investors that hold Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares, as described below, at the end of such eight-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B Shares' administrative and Rule 12b-1 fees on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as administrative and Rule 12b-1 fees, fluctuations in net asset value or the effect of different performance assumptions.


CONVERSION FEATURE

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fees of the Investor B Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor B Shares at the time of conversion, a shareholder may receive fewer Investor A Shares than the number of Investor B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B Shares will not be considered new purchases for purposes of the conversion feature.


The Investor A Shares into which the Investor B Shares will convert will differ only in the amount of the Rule 12b-1 fees assessed to the shareholder. The Rule 12b-1 fees which may be assessed to holders of Investor A Shares is equal to 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00% of the average daily net assets assessed to holders of Investor B Shares.


If a shareholder effects one or more exchanges among Investor B Shares of the Funds during the eight-year period, the holding period for shares so exchanged will be counted toward such period.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor B Shares of the Fund are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

                                       51          PROSPECTUS--Investor B Shares

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR-SEP/IRA")

A Parkstone SAR-SEP/IRA offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary reduction contributions.

All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR B SHARES

Shareholders may redeem their Investor B Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds, Department L-1270, Columbus, Ohio 43260-1270. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor B Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Wire redemption requests may be made by the shareholder by telephone to the Group at
(800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.


The Group's Account Application Form provides that neither BISYS, BISYS Ohio, the Group nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ


PROSPECTUS--Investor B Shares          52
reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any charge in the applicable telephone number.


AUTO WITHDRAWAL PLAN


The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor B Shares, subject to applicable contingent deferred sales charges. With shareholder authorization, the Transfer Agent will automatically redeem such Investor B Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.


The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor B Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor B Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at FABC or one of its affiliates.

All redemption orders are effected at the net asset value per share next determined after the Investor B Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor B Shares in the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to shareholders for such Investor B Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor B Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor B Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor B Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor B Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor B Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended.

                                       53          PROSPECTUS--Investor B Shares

HOW SHARES ARE VALUED


The net asset value of the Investor B Shares of the Funds is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (the "Valuation Time"). A "Business Day" is a day on which the NYSE is open for trading and the Federal Reserve Board of Chicago is open, and any other day (other than a day on which no shares are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in a Fund's portfolio instruments that its net asset value per share might be materially affected. Currently, the New York Stock Exchange or the Federal Reserve Board of Chicago will not open in observance of the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.




The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor B Plan. Each Fund's net investment income available for distribution to the holders of Investor B Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor B Shares.

Each of the Funds of the Group is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Bond Fund each to distribute exempt-interest dividends which shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50%

PROSPECTUS--Investor B Shares          54
of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Taxes may be imposed on the Funds, particularly the Balanced Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their Shareholders.

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt interest income may be treated by an Exempt Fund's shareholders as items of interest excludable from their gross income. However, such dividends may be taxable to shareholders of the Municipal Bond Fund under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt interest dividends retain the exclusion if such shareholder would be treated as a "substantial user" or a "related person" to such user under the
Code). Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt interest dividends during the shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends-received deduction for corporations.

Under the Code, if a shareholder receives an exempt interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain

                                       55          PROSPECTUS--Investor B Shares
private activity bonds may have to be included in shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL
INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities are includable in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. Securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors are advised to consult their tax advisers

PROSPECTUS--Investor B Shares          56
concerning state and local taxes, which may differ from the federal, state and local income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor B Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor B Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor B Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services and published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

                                       57          PROSPECTUS--Investor B Shares

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers sixteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds and two Tax-Free Income Funds, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor B Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor B Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


As of June 30, 1996, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.


MULTIPLE CLASSES OF SHARES


In addition to Investor B Shares, the Group also offers Investor A Shares, Investor C Shares and Institutional Shares of the Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor B Shares as a result of the different Investor B Plan fees applicable to Investor B Shares and because Investor B Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.


PROSPECTUS--Investor B Shares          58

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.


No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                                       59          PROSPECTUS--Investor B Shares

THE PARKSTONE GROUP OF FUNDS
Investor B Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007


SUBADVISER (INTERNATIONAL FUND AND BALANCED FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201


DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219


CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California 94111


LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan 49007

                           INVESTMENT PORTFOLIOS OF
                         THE PARKSTONE GROUP OF FUNDS


                              INVESTOR C SHARES


                          THE PARKSTONE GROWTH FUNDS
                    THE PARKSTONE GROWTH AND INCOME FUNDS
                          THE PARKSTONE INCOME FUNDS


                                   FORM N-1A
                             CROSS-REFERENCE SHEET


PART A. INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.                                        RULE 404(a) CROSS REFERENCE
---------------------------------------------------------------------------
1.      Cover Page.........................  Cover Page

2.      Synopsis...........................  Prospectus Summary; Fee Tables

3.      Condensed Financial Information....  Financial Highlights; Performance Information

4.      General Description of Registrant..  Cover Page; Investment Objectives and Policies;
                                             Investment Restrictions; Risk Factors and
                                             Investment Techniques; General Information -
                                             Organization of the Group

5.      Management of the Fund.............  Management of the Funds; Fee Tables

5A.     Management's Discussion of Fund
        Performance........................  Not Applicable

6.      Capital Stock and Other Securities.  Directed Dividend Option; Dividends and Taxes;
                                             General Information - Organization of the Group;
                                             General Information - Multiple Classes of Shares;
                                             General Information - Miscellaneous

7.      Purchase of Securities Being
           Offered.........................  Management of the Funds - Administrator, Sub-
                                             Administrator and Distributor; Management of
                                             the Funds - Distribution Plan for Investor C
                                             Shares; How to Buy Investor C Shares; Sales
                                             Charges; Exchange Privilege; How Shares are Valued

8.      Redemption or Repurchase...........  Sale Charges; Contingent Deferred Sales Charge;
                                             Exchange Privilege; Conversion Feature; How to
                                             Redeem Your Investor C Shares

9.      Pending Legal Proceedings..........  Not Applicable

PROSPECTUS - INVESTOR C SHARES




--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR C SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                      PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND


                       Prospectus dated October 8, 1996


                        [PARKSTONE MUTUAL FUNDS LOGO]
                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS


INVESTOR C SHARES                              PROSPECTUS DATED OCTOBER 8, 1996

GROWTH FUNDS                                     For more information call:
Parkstone Equity Fund                            (800) 451-8377
Parkstone Small Capitalization Fund              or write to:
Parkstone Large Capitalization Fund              3435 Stelzer Road
Parkstone International Discovery Fund           Columbus, Ohio 43219
GROWTH AND INCOME FUNDS
Parkstone Balanced Fund                          THESE SECURITIES HAVE NOT
Parkstone High Income Equity Fund                BEEN APPROVED OR
                                                 DISAPPROVED BY THE
INCOME FUNDS                                     SECURITIES AND EXCHANGE
Parkstone Bond Fund                              COMMISSION OR ANY STATE
Parkstone Limited Maturity Bond Fund             SECURITIES COMMISSION NOR
Parkstone Intermediate Government Obligations    HAS THE COMMISSION OR ANY
Fund                                             STATE SECURITIES COMMISSION
Parkstone U.S. Government Income Fund            PASSED UPON THE ACCURACY OR
                                                 ADEQUACY OF THIS
                                                 PROSPECTUS. ANY
                                                 REPRESENTATION TO THE
                                                 CONTRARY IS A CRIMINAL
                                                 OFFENSE



The funds listed above are each of the ten currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor C Shares. This Prospectus explains concisely what you should know before investing in the Investor C Shares of the Funds listed above. Please read it carefully and keep it for future reference. Investor C Shares are currently offered only to
(i) employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to requirements established by the Group's distributor, BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), and (ii) retail investors that purchase Investor C Shares through a broker or dealer that has entered into a sales agreement with the Distributor. You can find more detailed information about the Funds in the October 8, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                                   PROSPECTUS--Investor C Shares

TABLE OF CONTENTS


                                                                                PAGE
                                                                                ---
Prospectus Summary...........................................................     4
Fee Tables...................................................................     8
Financial Highlights.........................................................    10
Investment Objectives and Policies...........................................    15
Risk Factors and Investment Techniques.......................................    24
Investment Restrictions......................................................    34
Management of the Funds......................................................    36
How to Buy Investor C Shares.................................................    41
Sales Charges................................................................    42
Contingent Deferred Sales Charge.............................................    43
Directed Dividend Option.....................................................    44
Exchange Privilege...........................................................    44
Factors to Consider When Selecting Investor C Shares.........................    45
Conversion Feature...........................................................    45
How to Redeem Your Investor C Shares.........................................    46
How Shares Are Valued........................................................    47
Dividends and Taxes..........................................................    48
Performance Information......................................................    49
Fundata(R)...................................................................    50
General Information..........................................................    50


PROSPECTUS--Investor C Shares           2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.
--------------------------------------------------------------------------------

                                                                  INVESTMENT
                                                   FINANCIAL      OBJECTIVES         RISK FACTORS AND
                       FUND                        HIGHLIGHTS    AND POLICIES     INVESTMENT TECHNIQUES

  Balanced Fund                                        12              18                   20
  Bond Fund                                            13              21                   22
  Equity Fund                                          10              16                   17
  Government Income Fund                               15              23                   24
  High Income Equity Fund                              13              20                   21
  International Discovery Fund                         12              17                   18
  Intermediate Government Obligations Fund             14              23                   23
  Large Capitalization Fund                            11              16                   17
  Limited Maturity Bond Fund                           14              21                   22
  Small Capitalization Fund                            11              16                   17

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public sixteen separate investment portfolios, fifteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.


This Prospectus relates only to the Investor C Shares of the following Funds:


       Parkstone Equity Fund (the "Equity Fund")
       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
       Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate Government Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Fund and High Income Equity Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds."

Effective October 11, 1995, the Group no longer offers Investor C Shares of the Parkstone Municipal Bond Fund (the "Municipal Bond Fund") and the Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund"). Neither Fund had any investors during the period in which they were offered to the public.


                                        3          PROSPECTUS--Investor C Shares

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Each Fund of the Group offers multiple classes of shares. This Prospectus describes one class of shares of each Fund, Investor C Shares. Interested persons who wish to obtain a copy of the Prospectus of the other classes of shares of the Funds or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Fund for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor C Shares of the following Funds of the
Group:


       GROWTH FUNDS
       Equity Fund
       Small Capitalization Fund
       Large Capitalization Fund
       International Fund


       GROWTH AND INCOME FUNDS
       Balanced Fund
       High Income Equity Fund

       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund


These Funds represent ten separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Investor C Shares of each Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge of up to 1.00% when Investor C Shares are redeemed prior to one year from the date of purchase. Shares may be purchased by mail, telephone or wire, through a broker-dealer who has entered into an agreement with BISYS, through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor C Shares of one Fund of the Group may be exchanged for Investor C Shares of another Fund of the Group at net asset value without the imposition of a contingent deferred sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR C SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR C SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase


There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a

PROSPECTUS--Investor C Shares           4

Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund.


Conversion Feature

Investor C Shares which have been outstanding for nine years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares.


Investment Objectives

[CAPTION]

             FUND                               INVESTMENT OBJECTIVE
  Balanced Fund                seeks current income, long-term capital growth and
                               conservation of capital
  Bond Fund                    seeks to provide current income and preservation of
                               capital by investing in a portfolio of high- and
                               medium-grade fixed-income securities
  Equity Fund                  seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks
  Government Income Fund       seeks to provide shareholders with a high level of
                               current income consistent with prudent investment risk
  High Income Equity Fund      primarily seeks current income by investing in a
                               diversified portfolio of high quality, dividend-paying
                               stocks and securities convertible into common stocks; a
                               secondary objective is growth of capital
  Intermediate Government      seeks to provide current income with preservation of
  Obligations Fund             capital by investing in a diversified portfolio of U.S.
                               government securities with remaining maturities of 12
                               years or less
  International Fund           seeks long-term growth of capital
  Large Capitalization         seeks growth of capital by investing primarily in a
  Fund                         diversified portfolio of common stocks and securities
                               convertible into common stocks of companies with large
                               market capitalization.
  Limited Maturity Bond        seeks to provide current income and preservation of
  Fund                         capital by investing in a portfolio of high- and
                               medium-grade fixed-income securities, the remaining
                               maturities on which will be six years or less
  Small Capitalization         seeks growth of capital by investing primarily in a
  Fund                         diversified portfolio of common stocks and securities
                               convertible into common stocks of small- to
                               medium-sized companies

                                        5          PROSPECTUS--Investor C Shares

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

             FUND                                 INVESTMENT POLICY
  Balanced Fund                in any type or class of securities, including all types
                               of common stocks, fixed-income securities and
                               securities convertible into common stocks. At least 25%
                               of the value of the Fund's total assets will be
                               invested in fixed-income senior securities and up to
                               15% of the Fund's total assets may be invested in
                               foreign securities
  Bond Fund                    at least 80% of its total assets in bonds, debentures
                               and certain other debt securities specified herein
  Equity Fund                  at least 80% of its total assets in common stocks,
                               and securities convertible into common stocks, of
                               companies believed by the investment adviser to be
                               characterized by sound management and the ability to
                               finance expected growth
  Government Income Fund       at least 65% of its total assets in obligations issued
                               or guaranteed by the U.S. government or its agencies or
                               instrumentalities; under current market conditions, up
                               to 80% of its total assets in mortgage-related
                               securities, which are issued or guaranteed by the U.S.
                               government, its agencies and instrumentalities and by
                               non-governmental entities, or greater amounts as
                               conditions warrant
  High Income Equity Fund      at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the investment adviser to be characterized
                               by sound management, the ability to finance expected
                               growth and the ability to pay above-average dividends
  Intermediate Government      at least 80% of its total assets in obligations issued
  Obligations Fund             or guaranteed by the U.S. government or its agencies or
                               instrumentalities and with remaining maturities of
                               twelve years or less
  International Fund           at least 65% of its total assets in an internationally
                               diversified portfolio of equity securities which trade
                               on markets in countries other than the United States
                               and which are issued by companies (i) domiciled in
                               countries other than the United States, or (ii) that
                               derive at least 50% of either their revenues or pre-tax
                               income from activities outside of the United States,
                               and (iii) which are ranked as small- or medium-sized
                               companies on the basis of their capitalization

  Large Capitalization Fund    at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed to be characterized by sound management and
                               the ability to finance expected long-term growth

  Limited Maturity Bond Fund   at least 80% of the value of its total assets in bonds,
                               debentures and certain other debt securities specified
                               herein with remaining maturities of six years or less
  Small Capitalization Fund    at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the investment adviser to be characterized
                               by sound management and the ability to finance expected
                               growth

PROSPECTUS--Investor C Shares           6

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."


Management of the Funds

First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent") serves as transfer agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.


                                        7          PROSPECTUS--Investor C Shares

FEE TABLES (INVESTOR C SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)................     None
Sales Charge on Reinvested Distributions....................................     None
Maximum Deferred Sales Charge on Redemptions(1).............................    1.00%
Redemption Fees(2)..........................................................     None
Exchange Fees...............................................................     None

------------

(1) A Contingent Deferred Sales Load is charged only with respect to Investor C Shares redeemed prior to one year from the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)


(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*


                                                                                           TOTAL
                                                      MANAGEMENT    12B-1     OTHER      OPERATING
                                                         FEES       FEES     EXPENSES    EXPENSES
                                                      ----------    -----    -------      -------
GROWTH FUNDS:
Equity Fund........................................      1.00%      1.00%      0.29%       2.29%
Small Capitalization Fund..........................      1.00%      1.00%      0.29%       2.29%
Large Capitalization Fund..........................      0.40%      1.00%      0.84%       2.24%
International Fund.................................      1.17%      1.00%      0.33%       2.50%
GROWTH AND INCOME FUNDS:
Balanced Fund......................................      1.00%      1.00%      0.16%       2.16%
High Income Equity Fund............................      1.00%      1.00%      0.32%       2.32%
INCOME FUNDS:
Bond Fund..........................................      0.70%      1.00%      0.21%       1.91%
Limited Maturity Bond Fund.........................      0.55%      1.00%      0.27%       1.82%
Intermediate Government Obligations Fund                 0.70%      1.00%      0.26%       1.96%
Government Income Fund.............................      0.45%      1.00%      0.31%       1.76%

------------
* after expense reductions

Management Fees and Total Expenses as a percentage of average net assets for the International Fund, absent the voluntary reduction of advisory fees, would have been 1.25% and 2.62%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of administration fees and advisory fees, would have been 0.74%, 0.29% and 2.03%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, 0.28% and 2.02%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, 0.31% and 2.05%, respectively. For the Government Income Fund, they would have been 0.74%, 0.36% and 2.10%, respectively. The annual percentages of Management Fees and Other Expenses for the Large Capitalization Fund are based on such fees and expenses incurred since commencement of operations and expected voluntary reductions. Absent the expected voluntary reduction of administrative and advisory fees, Management Fees, Other Expenses and Total Expenses would be 0.80%, 2.45% and 4.25%, respectively. (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").


PROSPECTUS--Investor C Shares           8

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor C Shares, assuming (1) 5% annual return; (2) redemption at the end of Year 1 or no redemption; and (3) payment of the maximum sales charge:

                                              1 YEAR          1 YEAR
                                            (REDEEMED)    (NOT REDEEMED)    3 YEARS    5 YEARS    10 YEARS
                                            ----------    -------------     ------     ------     -------
GROWTH FUNDS:
Equity Fund..............................      $ 33            $ 23           $72       $ 123       $263
Small Capitalization Fund................      $ 33            $ 23           $72       $ 123       $263
Large Capitalization Fund*...............      $ 33            $ 23           $70          --         --
International Fund.......................      $ 35            $ 25           $78       $ 133       $284
GROWTH AND INCOME FUNDS:
Balanced Fund............................      $ 32            $ 22           $68       $ 116       $249
High Income Equity Fund..................      $ 34            $ 24           $72       $ 124       $266
INCOME FUNDS:
Bond Fund................................      $ 29            $ 19           $60       $ 103       $223
Limited Maturity Bond Fund...............      $ 28            $ 18           $57       $  99       $214
Intermediate Government Obligations
  Fund...................................      $ 30            $ 20           $62       $ 106       $229
Government Income Fund...................      $ 28            $ 18           $55       $  95       $207

* Because the Large Capitalization Fund has been in operation for less than 10 months, expense example information is provided only for 1-year and 3-year periods.


The information set forth in the foregoing Fee Tables and expense examples relates only to Investor C Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that the sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor C Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor C Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may invest in Investor C Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor C Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                        9          PROSPECTUS--Investor C Shares

FINANCIAL HIGHLIGHTS

The tables on the following pages set forth certain information concerning the investment results of the Investor C Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1996 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.


EQUITY FUND - INVESTOR C SHARES


                                                                                          NOVEMBER 16, 1994
                                                                          YEAR ENDED             TO
                                                                         JUNE 30, 1996    JUNE 30, 1995(E)
                                                                         -------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $16.40             $16.29
                                                                          ---------        -----------
Investment Activities
    Net investment loss.................................................      (0.17)             (0.02)
    Net realized and unrealized gains (losses) on investments...........       4.79               1.60
                                                                             ------           --------
         Total from Investment Activities...............................       4.62               1.58
                                                                             ------           --------
Distributions
    Net investment income...............................................
    Net realized gains..................................................      (0.66)
    In excess of net realized gains.....................................                         (1.47)
                                                                           --------         ----------
         Total Distributions............................................      (0.66)             (1.47)
                                                                           --------         ----------
NET ASSET VALUE, END OF PERIOD..........................................     $20.36             $16.40
                                                                          ---------        -----------
                                                                          ---------        -----------
Total Return (excluding sales and redemption charges)...................      28.69%             23.56%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000).....................................     $1,088               $153
    Ratio of expenses to average net assets.............................       2.29%              2.27%(b)
    Ratio of net investment loss to average net assets..................      (1.73)%            (1.43)%(b)
    Ratio of expenses to average net assets*............................       2.29%              2.53%(b)
    Ratio of net investment loss to average net assets*.................      (1.74)%            (1.70)%(b)
    Portfolio turnover rate (c).........................................      49.27%             46.39%
    Average Commission Rate Paid(h).....................................    $0.0796


PROSPECTUS--Investor C Shares          10

SMALL CAPITALIZATION FUND - INVESTOR C SHARES


                                                                                          NOVEMBER 16, 1994
                                                                          YEAR ENDED             TO
                                                                         JUNE 30, 1996    JUNE 30, 1995(E)
                                                                         -------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $25.91             $24.17
                                                                          ---------        -----------
Investment Activities
    Net investment loss.................................................      (0.20)             (0.05)
    Net realized and unrealized gains (losses) on investments...........      11.77               3.94
                                                                           --------           --------
         Total from Investment Activities...............................      11.57               3.89
                                                                           --------           --------
Distributions
    Net investment income
    Net realized gains..................................................      (3.65)             (2.15)
                                                                           --------         ----------
         Total Distributions............................................      (3.65)             (2.15)
                                                                           --------         ----------
NET ASSET VALUE, END OF PERIOD..........................................     $33.83             $25.91
                                                                          ---------        -----------
                                                                          ---------        -----------
Total Return (excluding sales and redemption charges)...................      48.32%             44.37%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000).....................................     $5,751               $224
    Ratio of expenses to average net assets.............................       2.29%              3.53%(b)
    Ratio of net investment loss to average net assets..................      (1.94)%            (3.06)%(b)
    Ratio of expenses to average net assets*............................       2.29%              3.53%(b)
    Ratio of net investment loss to average net assets*.................      (1.94)%            (3.06)%(b)
    Portfolio turnover rate (c).........................................      67.22%             50.53%
    Average Commission Rate Paid(h).....................................    $0.0800

LARGE CAPITALIZATION FUND - INVESTOR C SHARES

                                                                                       DECEMBER 28, 1995
                                                                                              TO
                                                                                       JUNE 30, 1996(A)
                                                                                       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................................................         $10.00
                                                                                        -----------
Investment Activities
    Net realized and unrealized gain (loss) on investments..........................           1.17
                                                                                           --------
         Total from Investment Activities...........................................           1.17
                                                                                           --------
Distributions
    Net realized gains..............................................................          (0.01)
                                                                                         ----------
         Total Distributions........................................................          (0.01)
                                                                                         ----------
NET ASSET VALUE, END OF PERIOD......................................................         $11.16
                                                                                        -----------
                                                                                        -----------
Total Return (excluding sales and redemption charges)...............................           8.14%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000).................................................              2
    Ratio of expenses to average net assets.........................................           2.24%(b)
    Ratio of net investment loss to average net assets..............................          (0.45)%(b)
    Ratio of expenses to average net assets*........................................           4.25%(b)
    Ratio of net investment loss to average net assets*.............................          (2.46)%(b)
    Portfolio turnover rate (c).....................................................           0.86
    Average commission rate paid(h).................................................        $0.0800


                                       11          PROSPECTUS--Investor C Shares

INTERNATIONAL FUND - INVESTOR C SHARES


                                                                                          NOVEMBER 16, 1994
                                                                         YEAR ENDED              TO
                                                                        JUNE 30, 1996    JUNE 30, 1995(E)(G)
                                                                        -------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD................................        $12.42              $12.97
                                                                         ---------        ------------
Investment Activities
    Net investment income (loss)....................................         (0.10)               0.03
    Net realized and unrealized gains (losses) on investments and
      foreign currency transactions.................................          1.79                0.04
                                                                            ------           ---------
         Total from Investment Activities...........................          1.69                0.07
                                                                            ------           ---------
Distributions
    Net investment income net realized gains........................
    In excess of net realized gains.................................         (0.03)              (0.62)
                                                                          --------         -----------
         Total Distributions........................................         (0.03)              (0.62)
                                                                          --------         -----------
NET ASSET VALUE, END OF PERIOD......................................        $14.08              $12.42
                                                                         ---------        ------------
                                                                         ---------        ------------
Total Return (excluding sales and redemption charges)...............         13.62%              (1.15)%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000).................................          $474                 $82
    Ratio of expenses to average net assets.........................          2.50%               2.32%(b)
    Ratio of net investment income (loss) to average net assets.....         (0.84)%              1.74%(b)
    Ratio of expenses to average net assets*........................          2.62%               3.27%(b)
    Ratio of net investment income (loss) to average net assets*....         (0.97)%              0.79%(b)
    Portfolio turnover rate (c).....................................         54.47%             104.39%
    Average commission rate paid(h).................................       $0.0321


BALANCED FUND - INVESTOR C SHARES


                                                                                          NOVEMBER 16, 1994
                                                                         YEAR ENDED              TO
                                                                        JUNE 30, 1996    JUNE 30, 1995(E)(G)
                                                                        -------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD................................        $12.12              $11.13
                                                                         ---------        ------------
Investment Activities
    Net investment income (loss)....................................          0.24                0.09
    Net realized and unrealized gains (losses) on investments.......          1.71                1.16
                                                                            ------           ---------
         Total from Investment Activities...........................          1.95                1.25
                                                                            ------           ---------
Distributions
    Net investment income...........................................         (0.22)              (0.10)
    Net realized gains..............................................         (0.57)
    In excess of net realized gains.................................                             (0.16)
                                                                          --------         -----------
         Total Distributions........................................         (0.79)              (0.26)
                                                                          --------         -----------
NET ASSET VALUE, END OF PERIOD......................................        $13.28              $12.12
                                                                         ---------        ------------
                                                                         ---------        ------------
Total Return (excluding sales and redemption charges)...............         16.61%              17.53%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000).................................          $362                $114
    Ratio of expenses to average net assets.........................          2.16%               2.16%(b)
    Ratio of net investment income (loss) to average net assets.....          1.65%               1.65%(b)
    Ratio of expenses to average net assets*........................          2.41%               2.68%(b)
    Ratio of net investment income (loss) to average net assets*....          1.40%               1.13%(b)
    Portfolio turnover rate (c).....................................        437.90%             250.66%
    Average commission rate paid(h).................................       $0.0848


PROSPECTUS--Investor C Shares          12

HIGH INCOME EQUITY FUND - INVESTOR C SHARES


                                                                                          NOVEMBER 16, 1994
                                                                          YEAR ENDED              TO
                                                                         JUNE 30, 1996     JUNE 30, 1995(E)
                                                                         -------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................        $14.54             $13.38
                                                                          ---------       ------------
Investment Activities
    Net investment income (loss).....................................          0.19               0.11
    Net realized and unrealized gains (losses) on investments........          3.27               1.17
                                                                             ------          ---------
         Total from Investment Activities............................          3.46               1.28
                                                                             ------          ---------
Distributions
    Net investment income............................................         (0.19)             (0.11)
    In excess of net investment income...............................                            (0.01)
    Net realized gains...............................................         (0.45)
    In excess of net realized gains..................................
                                                                           --------        -----------
         Total Distributions.........................................         (0.64)             (0.12)
                                                                           --------        -----------
NET ASSET VALUE, END OF PERIOD.......................................        $17.36             $14.54
                                                                          ---------       ------------
                                                                          ---------       ------------
Total Return (excluding sales and redemption charges)................         24.17%              9.71%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)..................................          $164                $25
    Ratio of expenses to average net assets..........................          2.32%              2.30%(b)
    Ratio of net investment income (loss) to average net assets......          1.11%              1.88%(b)
    Ratio of expenses to average net assets*.........................          2.32%              2.55%(b)
    Ratio of net investment income (loss) to average net assets*.....          1.11%              1.62%(b)
    Portfolio turnover rate (c)......................................         40.75%             77.70%
    Average commission rate paid(h)..................................       $0.0800


BOND FUND - INVESTOR C SHARES


                                                                                          NOVEMBER 16, 1994
                                                                          YEAR ENDED              TO
                                                                         JUNE 30, 1996     JUNE 30, 1995(E)
                                                                         -------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................          $9.64              $9.02
                                                                             -------         ----------
Investment Activities
    Net investment income (loss).....................................           0.50               0.22
    Net realized and unrealized gains (losses) on investments........          (0.17)              0.62
                                                                             -------           --------
         Total from Investment Activities............................           0.33               0.84
                                                                               -----           --------
Distributions
    Net investment income............................................          (0.50)             (0.22)
    In excess of net investment income...............................
    Net realized gains...............................................
    In excess of net realized gains..................................
                                                                             -------         ----------
         Total Distributions.........................................          (0.50)             (0.22)
NET ASSET VALUE, END OF PERIOD.......................................          $9.47              $9.64
                                                                             -------         ----------
                                                                             -------         ----------
Total Return (excluding sales and redemption charges)................           3.50%              8.41%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)..................................           $210                $28
    Ratio of expenses to average net assets..........................           1.91%              1.99%(b)
    Ratio of net investment income (loss) to average net assets......           5.00%              5.62%(b)
    Ratio of expenses to average net assets*.........................           2.03%              2.26%(b)
    Ratio of net investment income (loss) to average net assets*.....           4.88%              5.36%(b)
    Portfolio turnover rate(c).......................................        1189.27%           1010.64%


                                       13          PROSPECTUS--Investor C Shares

LIMITED MATURITY BOND FUND - INVESTOR C SHARES


                                                                                           NOVEMBER 16, 1994
                                                                          YEAR ENDED              TO
                                                                         JUNE 30, 1996     JUNE 30, 1995(E)
                                                                          -----------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................       $9.53               $9.35
                                                                           --------          ----------
Investment Activities
    Net investment income (loss).......................................        0.58                0.20
    Net realized and unrealized gains (losses) on investments..........       (0.23)               0.17
                                                                           --------            --------
         Total from Investment Activities..............................        0.35                0.37
                                                                             ------            --------
Distributions
    Net investment income..............................................       (0.58)              (0.19)
    Net realized gains.................................................
    In excess of net realized gains....................................       (0.01)
                                                                           --------            --------
         Total Distributions...........................................       (0.59)              (0.19)
NET ASSET VALUE, END OF PERIOD.........................................       $9.29               $9.53
                                                                           --------          ----------
                                                                           --------          ----------
Total Return (excluding sales and redemption charges)..................        3.71%               3.58%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)....................................         $11                  --
    Ratio of expenses to average net assets............................        1.82%               1.18%(b)
    Ratio of net investment income (loss) to average net assets........        5.34%               5.61%(b)
    Ratio of expenses to average net assets*...........................        2.02%               1.18%(b)
    Ratio of net investment income (loss) to average net assets*.......        5.14%               5.61%(b)
    Portfolio turnover rate(c).........................................      618.60%             397.97%


INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INVESTOR C SHARES


                                                                                           NOVEMBER 16, 1994
                                                                            YEAR ENDED            TO
                                                                           JUNE 30,1996    JUNE 30, 1995(E)
                                                                            -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................       $9.76             $9.42
                                                                             --------        ----------
Investment Activities
    Net investment income (loss).........................................        0.53              0.18
    Net realized and unrealized gains (losses) on investments............       (0.25)             0.33
                                                                             --------        ----------
         Total from Investment Activities................................        0.28              0.51
                                                                               ------          --------
Distributions
    Net investment income................................................       (0.52)            (0.17)
    Net realized gains...................................................
    In excess of net realized gains......................................
                                                                             --------        ----------
         Total Distributions.............................................       (0.52)            (0.17)
                                                                             --------        ----------
NET ASSET VALUE, END OF PERIOD...........................................       $9.52             $9.76
                                                                             --------        ----------
                                                                             --------        ----------
Total Return (excluding sales and redemption charges)....................        2.86%             5.21%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)......................................         $80                $9
    Ratio of expenses to average net assets..............................        1.96%             2.09%(b)
    Ratio of net investment income (loss) to average net assets..........        4.83%             4.24%(b)
    Ratio of expenses to average net assets*.............................        2.05%             2.36%(b)
    Ratio of net investment income (loss) to average net assets*.........        4.74%             3.98%(b)
    Portfolio turnover rate (c)..........................................      916.39%           549.13%


PROSPECTUS--Investor C Shares          14

GOVERNMENT INCOME FUND - INVESTOR C SHARES


                                                                                           NOVEMBER 16, 1994
                                                                            YEAR ENDED            TO
                                                                           JUNE 30, 1996   JUNE 30, 1995(E)
                                                                            -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................       $9.36             $9.12
                                                                             --------        ----------
Investment Activities
    Net investment income (loss).........................................        0.66              0.28
    Net realized and unrealized gains (losses) on investments............       (0.17)             0.24
                                                                             --------          --------
         Total from investment activities................................        0.49              0.52
                                                                               ------          --------
Distributions
    Net investment income................................................       (0.66)            (0.25)
    Tax return of capital................................................                         (0.03)
                                                                             --------        ----------
         Total Distributions.............................................       (0.66)            (0.28)
                                                                             --------        ----------
NET ASSET VALUE, END OF PERIOD...........................................       $9.19             $9.36
                                                                             --------        ----------
                                                                             --------        ----------
Total Return (excluding sales and redemption charges)....................        5.25%             5.26%(f)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, end of period (000)......................................         $70               $29
    Ratio of expenses to average net assets..............................        1.76%             2.88%(b)
    Ratio of net investment income (loss) to average net assets..........        6.92%            11.54%(b)
    Ratio of expenses to average net assets*.............................        2.10%             2.88%(b)
    Ratio of net investment income (loss) to average net assets*.........        6.58%            11.54%(b)
    Portfolio turnover rate (c)..........................................      348.01%           114.71%


------------
NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d) Not annualized.

(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.

(f) Represents total return for the Institutional Shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.


(g) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Fund had no subadviser.

(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

Financial Highlights for Investor C Shares of the Municipal Bond Fund and the Michigan Bond Fund are not included in this Prospectus since Investor C Shares of such Funds are no longer offered to the public and there have never been investors of Investor C Shares of such Funds.


INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objective of each of the Funds is set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment

                                       15          PROSPECTUS--Investor C Shares
objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS


THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small-to medium-sized companies. The investment objective of the Large Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization.

Under normal market conditions, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion and the Large Capitalization Fund will do the same with companies considered by First of America to have a market capitalization of greater than $5 billion. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The Equity Fund anticipates investing in growth-oriented, medium-sized capitalization companies. Medium-sized companies are considered to be those with a market capitalization of between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Equity Fund and the Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.


PROSPECTUS--Investor C Shares          16

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund.

Consistent with the foregoing, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
  THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities                  -Foreign Securities            -Foreign Currency Transactions
  -Futures Contracts                   -Government Obligations        -Lending Portfolio Securities
  -Mortgage-Related Securities         -Portfolio Turnover            -Put and Call Options
  -Other Mutual Funds                  -Restricted Securities         -Reverse Repurchase Agreements
  -Repurchase Agreements                                              and
  -When-Issued and                                                    Dollar Roll Agreements
  Delayed-Delivery
      Transactions

--------------------------------------------------------------------------------


THE INTERNATIONAL FUND

The investment objective of the International Fund is to seek long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.


For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.


The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition,

                                       17          PROSPECTUS--Investor C Shares
the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.


--------------------------------------------------------------------------------
THE INTERNATIONAL FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Currency              -Foreign Securities
-Futures Contracts                      Transactions               -Lending Portfolio Securities
-Other Mutual Funds                 -Government Obligations        -Put and Call Options
-Repurchase Agreements              -Portfolio Turnover            -Reverse Repurchase Agreements
-When-Issued and                    -Restricted Securities             and Dollar Roll Agreements
    Delayed-Delivery
    Transactions

--------------------------------------------------------------------------------


GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objective of the Balanced Fund is to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed-income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection.


The Balanced Fund's fixed-income securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund's assets may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.


The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

PROSPECTUS--Investor C Shares          18

The Balanced Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES-- Medium-Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

The Balanced Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

                                       19          PROSPECTUS--Investor C Shares

--------------------------------------------------------------------------------
THE BALANCED FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities          -Foreign Securities                    -Foreign Currency Transactions
-Futures Contracts           -Government Obligations                -Lending Portfolio Securities
-Medium-Grade Securities     -Mortgage-Related Securities           -Other Mutual Funds
-Portfolio Turnover          -Put and Call Options                  -Repurchase Agreements
-Restricted Securities       -Reverse Repurchase Agreements and     -When-Issued and Delayed-Delivery
                                 Dollar Roll Agreements                 Transactions

--------------------------------------------------------------------------------

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The High Income Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered more conservative than growth-oriented equity funds such as the Group's Equity Fund and Small Capitalization Fund.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

PROSPECTUS--Investor C Shares          20

--------------------------------------------------------------------------------
THE HIGH INCOME EQUITY FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                   -Foreign Securities         -Foreign Currency Transactions
-Futures Contracts                    -Government Obligations     -Lending Portfolio Securities
-Mortgage-Related Securities          -Portfolio Turnover         -Put and Call Options
-Other Mutual Funds                   -Restricted Securities      -Reverse Repurchase Agreements and
-Repurchase Agreements                                                Dollar Roll Agreements
-When-Issued and Delayed-Delivery
    Transactions

--------------------------------------------------------------------------------

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high and medium grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities with remaining maturities of six years or less.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio

                                       21          PROSPECTUS--Investor C Shares
maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.


Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Bond Fund or the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating groups assigned by the NRSROS, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.




The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.


--------------------------------------------------------------------------------
THE BOND FUND AND THE LIMITED MATURITY BOND FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                   -Foreign Currency Transactions     -Foreign Securities
-Futures Contracts                    -Government Obligations            -Guaranteed Investment Contracts
-Lending Portfolio Securities         -Medium-Grade Securities           -Mortgage-Related Securities
-Other Mutual Funds                   -Portfolio Turnover                -Put and Call Options
-Repurchase Agreements                -Restricted Securities             -Reverse Repurchase Agreements and
-When-Issued and Delayed-Delivery                                            Dollar Roll Agreements
    Transactions

--------------------------------------------------------------------------------


PROSPECTUS--Investor C Shares          22

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. government securities with remaining maturities of twelve years or less.


Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations.



Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES-- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

--------------------------------------------------------------------------------
THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                    -Foreign Currency Transactions        -Futures Contracts
-Government Obligations                -Lending Portfolio Securities         -Mortgage-Related Securities
-Municipal Securities                  -Other Mutual Funds                   -Portfolio Turnover
-Put and Call Options                  -Repurchase Agreements                -Restricted Securities
-Reverse Repurchase Agreements and     -When-Issued and Delayed-Delivery
    Dollar Roll Agreements             Transactions

--------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities," below.

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations".

                                       23          PROSPECTUS--Investor C Shares

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
THE GOVERNMENT INCOME FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                   -Foreign Currency Transactions     -Futures Contracts
-Government Obligations               -Lending Portfolio Securities      -Mortgage-Related Securities
-Other Mutual Funds                   -Portfolio Turnover                -Put and Call Options
-Repurchase Agreements                -Restricted Securities             -Reverse Repurchase Agreements and
-When-Issued and Delayed-Delivery                                        Dollar Roll Agreements
    Transactions

--------------------------------------------------------------------------------


RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. ("FOA-Michigan," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America, and in the case of the International Fund and Balanced Fund, Gulfstream in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and High Income Equity Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign


PROSPECTUS--Investor C Shares          24
and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

                                       25          PROSPECTUS--Investor C Shares

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS


Each of the Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

PROSPECTUS--Investor C Shares          26

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The International Fund does not intend to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or to maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS


The Growth Funds, the Growth and Income Funds and the Income Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.


A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly

                                       27          PROSPECTUS--Investor C Shares
or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

Subject to the investment parameters described above, each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government that are available for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund and the Limited Maturity Bond Fund may invest in guaranteed investment contracts ("GICs"). When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES


Each of the Balanced Fund, Bond Fund, and the Limited Maturity Bond, may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


PROSPECTUS--Investor C Shares          28

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government

                                       29          PROSPECTUS--Investor C Shares
corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

PROSPECTUS--Investor C Shares          30

MUNICIPAL SECURITIES


The two principal classifications of Municipal Securities which may be held by the Bond Fund and Limited Maturity Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.


The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium Grade Securities" herein.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.



OTHER MUTUAL FUNDS

Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds: the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION--Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that are attributable to investments by such Fund in shares of those Money Market Mutual Funds if the fee is being taken in the Non-Money Market Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or Money Market Funds of the Group are contained in the Statement of Additional Information.



PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds and the Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or


                                       31          PROSPECTUS--Investor C Shares

Gulfstream, as the case may be with respect to the Balanced Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.



REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

PROSPECTUS--Investor C Shares          32

RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid-high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for

                                       33          PROSPECTUS--Investor C Shares
delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).


None of the Funds may:


     Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the

PROSPECTUS--Investor C Shares          34
     value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.



For purposes of the investment limitation above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

                                       35          PROSPECTUS--Investor C Shares

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.


The Trustees of the Group are George R. Landreth* (Chairman), Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustee designated with an asterisk (*) is considered to be an "interested person" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from each of the Funds pursuant to the Investor C Distribution and Shareholder Service Plan described below. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Landreth is an employee of BISYS.


INVESTMENT ADVISER AND SUBADVISER


First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA-Michigan, which is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"). FABC currently has over $22 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1996, First of America managed over $13 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $5.7 billion in discretionary assets, providing equity, fixed income, balanced and money management services.


Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director--Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at an annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Equity Fund, Small Capitalization Fund, High Income Equity Fund and Balanced Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million


PROSPECTUS--Investor C Shares          36
and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Fund, reviewing investment performance policies and guidelines and maintaining certain books and records. First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the U.S. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1996, Gulfstream had over $596 million in assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average 20 years of investment experience and 9 years of international investment experience.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.


For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc. are wholly-owned by The BISYS Group, Inc., a

                                       37          PROSPECTUS--Investor C Shares
publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor C Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES

First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor C Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor C Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR C SHARES


Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor C Distribution and Shareholder Service Plan (the "Investor C Plan") with respect to


PROSPECTUS--Investor C Shares          38
the Investor C Shares of each Fund. Pursuant to the Investor C Plan, each Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor C Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay BISYS, as Distributor of Investor C Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor C Shares of such Fund (the "Distribution Fee"). Such amount may be used by BISYS to pay banks and their affiliates (including FOA-Michigan and its affiliates), and other institutions, including broker-dealers (collectively, "Participating Organizations") for distribution assistance or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor C Plan, BISYS, its subsidiaries and its affiliates may be Participating Organizations.

Also pursuant to the Investor C Plan, a Fund is authorized to pay a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor C Shares of such Fund (the "Service Fee"). Such amount may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of Investor C Shares of a Fund as accrued. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Board of Trustees.


Pursuant to the Investor C Plan, the Distributor may enter into agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor C Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% (up to 0.75% Distribution Fee plus up to 0.25% Service Fee) of the average daily net asset value of the Investor C Shares held of record or beneficially by the Participating Organization's customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor C Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor C Shares; responding to inquiries from customers concerning their investment in Investor C Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor C Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor C Shares.

Actual distribution and shareholder service expenses for Investor C Shares at any given time may exceed the Rule 12b-1 fees and contingent deferred sales charges collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and contingent deferred sales charges collected. If the Investor C Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges.

Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor C Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor C Shares.


As authorized by the Investor C Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC, pursuant to which FSI has agreed to provide certain shareholder and distribution services in connection with Investor C Shares of the Funds purchased through accounts of FSI. Such services include, but are not limited to, printing and distributing prospectuses to persons other than holders of Investor C Shares of the Funds and printing


                                       39          PROSPECTUS--Investor C Shares
and distributing advertising and sales literature in connection with the sale of Investor C Shares; answering routine customer questions concerning the Funds and providing such personnel and equipment as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FSI a monthly fee, computed at an annual rate of 1.00% of the average aggregate net asset value of Investor C Shares held during the period for which FSI has provided services under the Agreement. BISYS will be compensated by the Funds in an amount equal to the payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing the services.

The Group understands that Participating Organizations may charge fees to their customers who are owners of Investor C Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS. Customers of Participating Organizations should read this Prospectus in light of the terms governing their account with a Participating Organization.

The Investor C Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.


As required by Rule 12b-1, the Investor C Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor C Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor C Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor C Shares. Any change in the Investor C Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor C Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator and Distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS


First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. FSI believes that it may provide the shareholder and distributor services contemplated by its Participating Organization Agreement with BISYS and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America or FSI could continue to


PROSPECTUS--Investor C Shares          40
perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.

HOW TO BUY INVESTOR C SHARES

Investor C Shares of each Fund are continuously offered and may be purchased directly either by mail, by telephone, or by wire. Investor C Shares may also be purchased through a broker-dealer who has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor C Shares. In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly. Investor C Shares are currently offered only to (i) employee benefit plans qualified under Section 401 of the Code, subject to requirements established by the Distributor, and (ii) retail investors that purchase Investor C Shares through a broker or dealer that has entered into a sales agreement with the Distributor.

BY MAIL

To purchase Investor C Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                 P.O. Box 50551
                            Kalamazoo, MI 49005-0551

An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE OR BY WIRE

To purchase Investor C Shares of any of the Funds by telephone or by wire, your Account Application Form must have been previously received by the Distributor. To place an order by telephone or by wire, call the Group's toll-free number
(800) 451-8377. Payment for such Investor C Shares ordered by telephone may be made by check and must be received by the Group's Custodian within seven calendar days of the telephone order. If payment for such Investor C Shares is not received within seven days, or if a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor C Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor C Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by FABC or one of its affiliates. Investor C Shares of the Funds sold to FABC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by FABC or the affiliate. With respect to such Investor C Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor C Shares of the Funds will be recorded by FABC or one of its affiliates and reflected in the account statements provided to Customers. FABC or one of its affiliates may exercise voting authority for those Investor C Shares for which it has been granted authority by the Customer.

Investor C Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase shares plus any applicable sales charge as described below. Purchases of Investor C Shares in any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An

                                       41          PROSPECTUS--Investor C Shares
order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day of that Fund. Investor C Shares of the Funds are eligible to earn dividends on the first Business Day after the purchase is executed. Investor C Shares continue to be eligible to earn dividends through the day before redemption.

The minimum initial investment amount of $1,000 referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact FABC at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor C Shares of any shareholder if, because of redemptions of Investor C Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor C Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor C Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor C Shares. If at any time a shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor C Shares and to send the proceeds to the shareholder.

Depending upon the terms of a particular Customer account, FABC or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from FABC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor C Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account, which will also show the total number of Investor C Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor C Shares of the Funds by FABC or one of its affiliates on behalf of a Customer may be obtained from FABC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor C Shares of the Funds will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor C Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, BISYS Fund Services, c/o The Parkstone Group of Funds, 3435 Stelzer Road, Columbus, Ohio 43219 and may take up to 15 days to implement.

SALES CHARGES


There is no sales charge imposed upon purchases of Investor C Shares, but investors may be subject to a contingent deferred sales charge of up to 1.00% when Investor C Shares are redeemed prior to one year from the date of purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.


PROSPECTUS--Investor C Shares          42

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor C Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor C Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor C Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE

Investor C Shares which are redeemed prior to one year from the date of purchase will be subject to a contingent deferred sales charge equal to 1.00% of the lesser of net asset value at the time of purchase of the Investor C Shares being redeemed or net asset value of such shares at the time of redemption. For an indefinite period of time, however, which may be discontinued upon notice by the Distributor in a supplement to this Prospectus, Investor C Shares are available for investment without the imposition of a contingent deferred sales charge upon redemption.

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor C Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor C Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

For example, assume an investor purchased 100 Investor C Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor C Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor C Shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor C Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of

                                       43          PROSPECTUS--Investor C Shares

$2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 1.00%, totalling $4.50.

The contingent deferred sales charge is waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Code) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Investor C Shares to acquire Investor C Shares that are offered by another Fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of shares of a Fund. For example, holders of a Fund's Investor C Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor C Shares.

Holders of Investor C Shares of one of the Group's Funds (including Investor C Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor C Shares at net asset value without the imposition of a contingent deferred sales charge for Investor C Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase. An exchange of will not be considered a redemption on which a contingent deferred sales charge will be applicable. Redemptions of Investor C Shares which have been exchanged will be subject to contingent deferred sales charges based upon the date of the purchase of the original Investor C Shares.

A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR C SHARES--By Telephone" below.

PROSPECTUS--Investor C Shares          44

FACTORS TO CONSIDER WHEN SELECTING INVESTOR C SHARES

Before purchasing Investor C Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fees and potential contingent deferred sales charges on Investor C Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fees on shares of a traditionally-priced fund (the Group's Investor A Shares are an example of such a fund) purchased at the same time, and to what extent such differential would be offset by the higher yield of a traditionally-priced fund. To the extent that the sales charge for the Investor A Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable.

Although Investor A Shares are subject to Rule 12b-1 fees, they are not subject to the higher Rule 12b-1 fees applicable to Investor C Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor C Shares.

As described above, purchasers of Investor C Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor C Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor C Shares would, however, own shares that are subject to higher annual expenses and, for a one-year period, such shares would be subject to a contingent deferred sales charge of 1.00% upon redemption. Investors expecting to redeem during this one-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor C Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fees on the Investor A Shares. Over time, the expenses of the annual Rule 12b-1 fees on the Investor C Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fees applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with respect to Investor C Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately seven years after the purchase. In order to reduce such fees for investors that hold Investor C Shares for more than nine years, Investor C Shares will be automatically converted to Investor A Shares, as described below, at the end of such nine-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor C Shares' administrative and Rule 12b-1 fees on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as administrative and Rule 12b-1 fees, fluctuations in net asset value or the effect of different performance assumptions.

CONVERSION FEATURE

Investor C Shares which have been outstanding for nine years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fees of the Investor C Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor C Shares at the time of conversion, a shareholder may receive fewer Investor A Shares than the number of Investor C Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor C Shares will not be considered new purchases for purposes of the conversion feature.

The Investor A Shares into which the Investor C Shares will convert will differ only in the amount of the Rule 12b-1 fees assessed to the shareholders. The Rule 12b-1 fees which may be assessed to holders of

                                       45          PROSPECTUS--Investor C Shares

Investor A Shares is equal to 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00% of the average daily net assets assessed to holders of Investor C Shares.

If a shareholder effects one or more exchanges among Investor C Shares of the Funds during the nine-year period, the holding period for shares so exchanged will be counted toward such period.

HOW TO REDEEM YOUR INVESTOR C SHARES

Shareholders may redeem their Investor C Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., c/o The Parkstone Group of Funds, Department L-1270, Columbus, Ohio 43260-1270. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor C Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Wire redemption requests may be made by the shareholder by telephone to the Group at
(800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that neither BISYS, the Transfer Agent, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are

PROSPECTUS--Investor C Shares          46
unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemption by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor C Shares, subject to applicable contingent deferred sales charges. With shareholder authorization, the Transfer Agent will automatically redeem such Investor C Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor C Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor C Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at FABC or one of its affiliates.

All redemption orders are effected at the net asset value per share next determined after the Investor C Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor C Shares in the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to shareholders for such Investor C Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor C Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor C Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor C Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor C Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor C Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended.

HOW SHARES ARE VALUED

The net asset value of Investor C Shares of the Funds is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (the "Valuation Time"). A "Business Day" is a day on which the NYSE and the

                                       47          PROSPECTUS--Investor C Shares

Federal Reserve Board of Chicago are open for trading and any other day (other than a day on which no shares are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in a Fund's portfolio instruments that its net asset value per share might be materially affected. Currently, the NYSE or the Federal Reserve Board of Chicago will not open in observance of the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each Fund's net investment income available for distribution to the holders of Investor C Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor C Plan. Each Fund's net investment income available for distribution to the holders of Investor C Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor C Shares.

Each of the Funds of the Group is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year.


A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

PROSPECTUS--Investor C Shares          48

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Taxes may be imposed on the Funds, particularly the Balanced Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.


The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the federal income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

                                       49          PROSPECTUS--Investor C Shares

Standardized yield and total return quotations will be computed separately for Investor C Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor C Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor C Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services and published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and currently offers sixteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, the Municipal Bond Fund and the Michigan Bond Fund, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of the Municipal Bond Fund and the Michigan Bond Fund are offered in three classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the four Money Market Funds are offered in two separate classes: Investor A Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor C Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor C Plan.

PROSPECTUS--Investor C Shares          50

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1996, FABC, through its wholly owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Investor C Shares, the Group also offers Investor A Shares, Investor B Shares and Institutional Shares of the Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor C Shares as a result of the different Investor C Plan fees applicable to Investor C Shares and because Investor C Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                                       51          PROSPECTUS--Investor C Shares

THE PARKSTONE GROUP OF FUNDS
Investor C Shares
INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007

SUBADVISER (INTERNATIONAL FUND AND BALANCED FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California 94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan 49007

                           INVESTMENT PORTFOLIOS OF
                         THE PARKSTONE GROUP OF FUNDS


                              INSTITUTIONAL SHARES


                          THE PARKSTONE GROWTH FUNDS
                    THE PARKSTONE GROWTH AND INCOME FUNDS
                          THE PARKSTONE INCOME FUNDS
                     THE PARKSTONE TAX-FREE INCOME FUNDS
                       THE PARKSTONE MONEY MARKET FUNDS


                                   FORM N-1A
                             CROSS-REFERENCE SHEET


PART A. INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.                                        RULE 404(a) CROSS REFERENCE
---------------------------------------------------------------------------
1.      Cover Page.........................  Cover Page

2.      Synopsis...........................  Prospectus Summary; Fee Tables

3.      Condensed Financial Information....  Financial Highlights; Performance Information

4.      General Description of Registrant..  Cover Page; Investment Objectives and Policies;
                                             Investment Restrictions; Risk Factors and
                                             Investment Techniques; General Information -
                                             Organization of the Group

5.      Management of the Fund.............  Management of the Funds; Fee Tables

5A.     Management's Discussion of Fund
        Performance........................  Not Applicable

6.      Capital Stock and Other Securities.  Dividends and Taxes; General Information -
                                             Organization of the Group; General
                                             Information - Multiple Classes of Shares;
                                             General Information - Miscellaneous

7.      Purchase of Securities Being
           Offered.........................  How to Buy Institutional Shares; Exchange
                                             Privilege; How Shares are Valued

8.      Redemption or Repurchase...........  How to Redeem Your Institutional Shares

9.      Pending Legal Proceedings..........  Inapplicable

PROSPECTUS - INVESTOR A SHARES




--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------


                                  GROWTH FUNDS
                             PARKSTONE EQUITY FUND
                      PARKSTONE SMALL CAPITALIZATION FUND
                      PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND


                            GROWTH AND INCOME FUNDS
                            PARKSTONE BALANCED FUND
                       PARKSTONE HIGH INCOME EQUITY FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                            PARKSTONE TREASURY FUND
                            PARKSTONE TAX-FREE FUND


                       Prospectus dated October 8, 1996



                         [PARKSTONE MUTUAL FUNDS LOGO]
                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS


INSTITUTIONAL SHARES                           PROSPECTUS DATED OCTOBER 8, 1996

GROWTH FUNDS                                   For more information call:
Parkstone Equity Fund                          (800) 451-8377
Parkstone Small Capitalization Fund            or write to:
Parkstone Large Capitalization Fund            3435 Stelzer Road
Parkstone International Discovery Fund         Columbus, Ohio 43219

GROWTH AND INCOME FUNDS                        THESE SECURITIES HAVE NOT
Parkstone Balanced Fund                        BEEN APPROVED OR
Parkstone High Income Equity Fund              DISAPPROVED BY THE
INCOME FUNDS                                   SECURITIES AND EXCHANGE
Parkstone Bond Fund                            COMMISSION OR ANY STATE
Parkstone Limited Maturity Bond Fund           SECURITIES COMMISSION NOR
Parkstone Intermediate Government Obligations  HAS THE COMMISSION OR ANY
Fund                                           STATE SECURITIES COMMISSION
Parkstone U.S. Government Income Fund          PASSED UPON THE ACCURACY
TAX-FREE INCOME FUNDS                          OR ADEQUACY OF THIS
Parkstone Municipal Bond Fund                  PROSPECTUS. ANY
Parkstone Michigan Municipal Bond Fund         REPRESENTATION TO THE
                                               CONTRARY IS A CRIMINAL
MONEY MARKET FUNDS                             OFFENSE
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund
Parkstone Tax-Free Fund


The funds listed above are each of the sixteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the October 8, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.




                                        PROSPECTUS -- Institutional Shares

TABLE OF CONTENTS


                                                                                PAGE
                                                                                ----
Prospectus Roadmap...........................................................     3
Prospectus Summary...........................................................     4
Fee Tables...................................................................     8
Financial Highlights.........................................................    10
Investment Objectives and Policies...........................................    25
Risk Factors and Investment Techniques.......................................    37
Investment Restrictions......................................................    49
Management of the Funds......................................................    50
How to Buy Institutional Shares..............................................    54
Exchange Privilege...........................................................    55
How to Redeem Your Institutional Shares......................................    55
How Shares are Valued........................................................    56
Dividends and Taxes..........................................................    56
Performance Information......................................................    59
Fundata(R)...................................................................    60
General Information..........................................................    60


PROSPECTUS--Institutional Shares        2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.


                                                                    INVESTMENT
                                                      FINANCIAL     OBJECTIVES        RISK FACTORS AND
                        FUND                         HIGHLIGHTS    AND POLICIES    INVESTMENT TECHNIQUES
  Balanced Fund                                          14             27                   29
  Bond Fund                                              16             30                   31
  Equity Fund                                            11             25                   26
  Government Income Fund                                 19             32                   33
  High Income Equity Fund                                15             29                   30
  International Discovery Fund                           13             26                   27
  Intermediate Government Obligations Fund               18             31                   32
  Large Capitalization Fund                              13             25                   26
  Limited Maturity Bond Fund                             17             30                   31
  Michigan Municipal Bond Fund                           20             33                   35
  Municipal Bond Fund                                    21             33                   35
  Prime Obligations Fund                                 22             35                   37
  Small Capitalization Fund                              12             25                   26
  Tax-Free Fund                                          23             35                   37
  Treasury Fund                                          24             35                   37
  U.S. Government Obligations                            24             35                   37

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public sixteen separate investment portfolios, fifteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.


This Prospectus relates only to the Institutional Shares of the following Funds:


      Parkstone Equity Fund (the "Equity Fund")
      Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Fund (the "Balanced Fund")
      Parkstone High Income Equity Fund (the "High Income Equity Fund") Parkstone Bond Fund (the "Bond Fund")
      Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate Government Obligations Fund")
      Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
      Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund")


                                        3       PROSPECTUS--Institutional Shares

      Parkstone U.S. Government Obligations Fund (the "U.S. Government Obligations Fund")
      Parkstone Treasury Fund (the "Treasury Fund")
      Parkstone Tax-Free Fund (the "Tax-Free Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Fund and High Income Equity Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as "Tax-Free Income Funds." Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."


The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Each Fund of the Group offers multiple classes of shares. This Prospectus describes one class of shares of each Fund, Institutional Shares. Interested persons who wish to obtain a copy of the Prospectus of the other classes of shares of the Funds or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Fund for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Institutional Shares of the following Funds of the
Group:


      GROWTH FUNDS
      Equity Fund
      Small Capitalization Fund
      Large Capitalization Fund
      International Fund


      GROWTH AND INCOME FUNDS
      Balanced Fund
      High Income Equity Fund

      INCOME FUNDS
      Bond Fund
      Limited Maturity Bond Fund
      Intermediate Government Obligations Fund
      Government Income Fund

      TAX-FREE INCOME FUNDS
      Municipal Bond Fund
      Michigan Bond Fund

      MONEY MARKET FUNDS
      Prime Obligations Fund
      U.S. Government Obligations Fund
      Treasury Fund
      Tax-Free Fund

PROSPECTUS--Institutional Shares        4

These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Institutional Shares of each Fund is equal to the net asset value per share, which, in the case of the Money Market Funds, the Group will seek to maintain at $1.00. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, BISYS Fund Services, L.P. ("BISYS" or the "Distributor"). Institutional Shares of one Fund of the Group may be exchanged for Institutional Shares of another Fund of the Group at net asset value, provided certain conditions are met. Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

For financial institutions and other institutional investors, there is a $100,000 minimum initial purchase (based on the public offering price) per Fund with no minimum subsequent investment. Such minimum initial investment may be waived for certain purchasers. There is no minimum requirement for individual shareholders on whose behalf the financial institutions or other institutional investors are purchasing Institutional Shares.


Investment Objectives

[CAPTION]

           FUND              INVESTMENT OBJECTIVE
Balanced Fund                seeks current income, long-term capital growth and
                             conservation of capital
Bond Fund                    seeks to provide current income and preservation of
                             capital by investing in a portfolio of high- and
                             medium-grade fixed-income securities
Equity Fund                  seeks growth of capital by investing primarily in a
                             diversified portfolio of common stocks and securities
                             convertible into common stocks
Government Income Fund       seeks to provide shareholders with a high level of
                             current income consistent with prudent investment risk
High Income Equity Fund      primarily seeks current income by investing in a
                             diversified portfolio of high quality, dividend-paying
                             stocks and securities convertible into common stocks; a
                             secondary objective is growth of capital
Intermediate Government      seeks to provide current income with preservation of
Obligations Fund             capital by investing in a diversified portfolio of U.S.
                             government securities with remaining maturities of 12
                             years or less
International Fund           seeks long-term growth of capital

Large Capitalization Fund    seeks growth of capital by investing primarily in a
                             diversified portfolio of common stocks and securities
                             convertible into common stocks of companies with large
                             market capitalization

Limited Maturity Bond Fund   seeks to provide current income and preservation of
                             capital by investing in a portfolio of high- and
                             medium-grade fixed-income securities, the remaining
                             maturities on which will be six years or less

                                        5       PROSPECTUS--Institutional Shares

[CAPTION]

           FUND              INVESTMENT OBJECTIVE
Michigan Bond Fund           seeks income which is exempt from federal income tax
                             and Michigan state income and intangibles tax, although
                             such income may be subject to the federal alternative
                             minimum tax when received by certain shareholders; also
                             seeks preservation of capital
Municipal Bond Fund          seeks to provide current interest income which is
                             exempt from federal income taxes as well as
                             preservation of capital
Prime Obligations Fund       seeks to provide current income, with liquidity and
                             stability of principal
Small Capitalization Fund    seeks growth of capital by investing primarily in a
                             diversified portfolio of common stocks and securities
                             convertible into common stocks of small- to
                             medium-sized companies
Tax-Free Fund                seeks to provide current income free from federal
                             income taxes, preservation of capital and relative
                             stability of principal
Treasury Fund                seeks to provide current income, with liquidity and
                             stability of principal
U.S. Government              seeks to provide current income, with liquidity and
Obligations Fund             stability of principal

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:


[CAPTION]

           FUND              INVESTMENT POLICY
Balanced Fund                in any type or class of securities, including all types
                             of common stocks, fixed-income securities and
                             securities convertible into common stocks. At least 25%
                             of the value of the Fund's total assets will be
                             invested in fixed-income senior securities and up to
                             15% of the Fund's total assets may be invested in
                             foreign securities
Bond Fund                    at least 80% of its total assets in bonds, debentures
                             and certain other debt securities specified herein
Equity Fund                  at least 80% of its total assets in common stocks,
                             and securities convertible into common stocks, of
                             companies believed by the investment adviser to be
                             characterized by sound management and the ability to
                             finance expected growth
Government Income Fund       at least 65% of its total assets in obligations issued
                             or guaranteed by the U.S. government or its agencies or
                             instrumentalities; under current market conditions, up
                             to 80% of its total assets in mortgage-related
                             securities, which are issued or guaranteed by the U.S.
                             government, its agencies and instrumentalities and by
                             non-governmental entities, or greater amounts as
                             conditions warrant
High Income Equity Fund      at least 80% of its total assets in common stocks, and
                             securities convertible into common stocks, of companies
                             believed by the investment adviser to be characterized
                             by sound management, the ability to finance expected
                             growth and the ability to pay above-average dividends


PROSPECTUS--Institutional Shares        6

[CAPTION]

           FUND              INVESTMENT POLICY
Intermediate Government      at least 80% of its total assets in obligations issued
Obligations Fund             or guaranteed by the U.S. government or its agencies or
                             instrumentalities and with remaining maturities of
                             twelve years or less
International Fund           at least 65% of its total assets in an internationally
                             diversified portfolio of equity securities which trade
                             on markets in countries other than the United States
                             and which are issued by companies (i) domiciled in
                             countries other than the United States, or (ii) that
                             derive at least 50% of either their revenues or pre-tax
                             income from activities outside of the United States,
                             and (iii) which are ranked as small- or medium-sized
                             companies on the basis of their capitalization

Large Capitalization Fund    at least 80% of its total assets in common stocks, and
                             securities convertible into common stocks, of companies
                             believed to be characterized by sound management and
                             the ability to finance expected long-term growth.

Limited Maturity Bond Fund   at least 80% of the value of its total assets in bonds,
                             debentures and certain other debt securities specified
                             herein with remaining maturities of six years or less
Michigan Bond Fund           at least 80% of its total assets in debt securities of
                             all types; at least 65% of the net assets in municipal
                             securities issued by or on behalf of the State of
                             Michigan, its political subdivisions, municipalities
                             and public authorities
Municipal Bond Fund          at least 80% of its total assets in tax-exempt
                             obligations
Prime Obligations Fund       invests in high quality money market instruments and
                             other comparable investments
Small Capitalization Fund    at least 80% of its total assets in common stocks, and
                             securities convertible into common stocks, of companies
                             believed by the investment adviser to be characterized
                             by sound management and the ability to finance expected
                             growth
Tax-Free Fund                at least 80% of its total assets in municipal
                             obligations the interest on which is both exempt from
                             federal income tax and not treated as a preference item
                             for alternative minimum tax purposes
Treasury Fund                exclusively in obligations issued or guaranteed by the
                             U.S. Treasury and in repurchase agreements backed by
                             such securities
U.S. Government              at least 65% of its total assets in short-term U.S.
Obligations Fund             Treasury bills, notes and other obligations issued by
                             the U.S. government or its agencies or
                             instrumentalities

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."


Management of the Funds

First of America serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Fund, Gulfstream serves as subadviser. First of America also serves as sub-administrator.


                                        7       PROSPECTUS--Institutional Shares

BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent"), serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid monthly, except with respect to the Money Market Funds which are declared daily and paid monthly. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.


FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price).................    None
Sales Charge on Reinvested Distributions.....................................    None
Deferred Sales Charge on Redemptions.........................................    None
Redemption Fees..............................................................    None
Exchange Fees................................................................    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*


                                                                                           TOTAL
                                                      MANAGEMENT    12B-1     OTHER      OPERATING
                                                         FEES       FEES     EXPENSES    EXPENSES
                                                      ----------    ----     -------      -------
GROWTH FUNDS:
Equity Fund........................................      1.00%      0.00%      0.29%       1.29%
Small Capitalization Fund..........................      1.00%      0.00%      0.29%       1.29%
Large Capitalization Fund..........................      0.80%      0.00%      1.39%       2.19%
International Fund.................................      1.17%      0.00%      0.38%       1.55%
GROWTH AND INCOME FUNDS:
Balanced Fund......................................      0.75%      0.00%      0.41%       1.16%
High Income Equity Fund............................      1.00%      0.00%      0.32%       1.32%
INCOME FUNDS:
Bond Fund..........................................      0.70%      0.00%      0.24%       0.94%
Limited Maturity Bond Fund.........................      0.55%      0.00%      0.29%       0.84%
Intermediate Government Obligations Fund...........      0.70%      0.00%      0.26%       0.96%
Government Income Fund.............................      0.45%      0.00%      0.31%       0.76%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund................................      0.55%      0.00%      0.25%       0.80%
Michigan Bond Fund.................................      0.55%      0.00%      0.22%       0.77%
MONEY MARKET FUNDS:
Prime Obligations Fund.............................      0.40%      0.00%      0.24%       0.64%
U.S. Government Obligations Fund...................      0.40%      0.00%      0.24%       0.64%
Treasury Fund......................................      0.40%      0.00%      0.20%       0.60%
Tax-Free Fund......................................      0.40%      0.00%      0.26%       0.66%

------------
* after expense reductions

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 1.41%, respectively.


PROSPECTUS--Institutional Shares        8

Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund absent the voluntary reduction of administration fees and advisory fees, would have been 0.74%, 0.29% and 1.03%, respectively. For the Limited Maturity Bond Fund they would have been 0.74%, 0.34% and 1.08%, respectively. For the Intermediate Government Obligations Fund they would have been 0.74%, 0.31% and 1.05%, respectively. For the Government Income Fund they are estimated to be 0.74%, 0.36% and 1.10%, respectively. For the Municipal Bond Fund they would have been 0.74%, 0.35% and 1.09%, respectively. For the Michigan Bond Fund they would have been 0.74%, 0.32% and 1.06%, respectively. Other Expenses and Total Fund Operating Expenses as a percentage of average net assets for the Prime Obligations Fund absent the voluntary reduction of administration fees, would have been 0.26% and 0.66%, respectively. For the U.S. Government Obligations Fund, they would have been 0.26% and 0.66%, respectively. For the Treasury Fund they would have been 0.30% and 0.70%, respectively. For the Tax-Free Fund, they would be have been 0.28% and 0.68%, respectively. The annual percentages of Management Fees and Other Expenses for the Large Capitalization Fund are based on such fees and expenses incurred since commencement of operations and expected voluntary reductions. Absent the expected voluntary reduction of administrative and advisory fees, Management Fees, Other Expenses and Total Expenses would be 0.80%, 1.46% and 2.26%, respectively. (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                 1        3        5       10
                                                                YEAR    YEARS    YEARS    YEARS
                                                                ---     ----     ----     ----
GROWTH FUNDS:
Equity Fund..................................................   $ 13     $41      $71     $ 156
Small Capitalization Fund....................................   $ 13     $41      $71     $ 156
Large Capitalization Fund*...................................   $ 22     $69       --        --
International Fund...........................................   $ 16     $49      $84     $ 185
GROWTH AND INCOME FUNDS:
Balanced Fund................................................   $ 12     $37      $64     $ 141
High Income Equity Fund......................................   $ 13     $42      $72     $ 159
INCOME FUNDS:
Bond Fund....................................................   $ 10     $30      $52     $ 115
Limited Maturity Bond Fund...................................   $  9     $27      $47     $ 104
Intermediate Government Obligations Fund.....................   $ 10     $31      $53     $ 118
Government Income Fund.......................................   $  8     $24      $42     $  94
TAX-FREE INCOME FUNDS:
Municipal Bond Fund..........................................   $  8     $26      $44     $  99
Michigan Bond Fund...........................................   $  8     $25      $43     $  95
MONEY MARKET FUNDS:
Prime Obligations Fund.......................................   $  7     $20      $36     $  80
U.S. Government Obligations Fund.............................   $  7     $20      $36     $  80
Treasury Fund................................................   $  6     $19      $33     $  75
Tax-Free Fund................................................   $  7     $21      $37     $  82

------------
* Because the Large Capitalization Fund has been in operation for less than 10 months, expense example information is provided only for 1-year and 3-year periods.


The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of

                                        9       PROSPECTUS--Institutional Shares
shares of the Funds are subject to the same expenses except that Rule 12b-1 fees and sales charges may apply.



The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including First of America or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS


The table on the following pages set forth certain information concerning the investment results of the Institutional Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1996 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then existing Funds of the Group approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.


PROSPECTUS--Institutional Shares       10

EQUITY FUND - INSTITUTIONAL SHARES


                                                       YEAR ENDED JUNE 30,
                      -------------------------------------------------------------------------------------
                                   INSTITUTIONAL SHARES                                                           OCT. 31, 1988
                           ------------------------------------------                                                   TO
                        1996         1995         1994       1993(b)        1992         1991         1990       JUNE 30, 1989(a)
                      --------     --------     --------     --------     --------     --------     --------     ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...........      $16.62       $14.70       $15.10       $12.80       $11.69       $12.37       $11.48           $10.00
                         -----        -----        -----        -----        -----        -----        -----        ---------
Investment
 Activities
   Net Investment
     Income (Loss)       (0.16)       (0.08)       (0.11)       (0.01)        0.17         0.45         0.30             0.20
   Net Realized
     and
     Unrealized
     Gains
     (Losses) on
    Investments...        5.03         3.47        (0.25)        2.73         1.59        (0.53)        1.86             1.47
                         -----        -----        -----        -----        -----        -----        -----        ---------
       Total from
        Investment
     Activities...        4.87         3.39        (0.36)        2.72         1.76        (0.08)        2.16             1.67
                         -----        -----        -----        -----        -----        -----        -----        ---------
Distributions
   Net Investment
     Income.......                                              (0.02)       (0.17)       (0.45)       (0.28)           (0.19)
   Net Realized
     Gains........       (0.66)       (0.49)       (0.04)       (0.40)       (0.48)       (0.15)       (0.99)
   In Excess of
     Net Realized
     Gains........                    (0.98)
                         -----        -----        -----        -----        -----        -----        -----        ---------
       Total
  Distributions...       (0.66)       (1.47)       (0.04)       (0.42)       (0.65)       (0.60)       (1.27)           (0.19)
                         -----        -----        -----        -----        -----        -----        -----        ---------
NET ASSET VALUE,
 END OF PERIOD....      $20.83       $16.62       $14.70       $15.10       $12.80       $11.69       $12.37           $11.48
                         -----        -----        -----        -----        -----        -----        -----        ---------
                         -----        -----        -----        -----        -----        -----        -----        ---------
Total Return
 (excluding sales
 and redemption
 charges).........       29.83%       25.20%       (2.44)%      21.34%       15.18%       (0.45)%      19.23%           16.83%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets, End
     of Period
     (000)........    $650,495     $683,320     $533,260     $595,127     $407,782     $298,655     $247,683         $180,124
   Ratio of
     Expenses to
     Average Net
     Assets.......        1.29%        1.29%        1.28%        1.24%        1.18%        1.10%        1.07%            1.06%(c)
   Ratio of Net
     Investment
     Income (Loss)
     to Average
     Net Assets...       (0.68)%      (0.64)%      (0.65)%      (0.09)%       1.24%        3.87%        2.51%            2.80%(c)
   Ratio of
     Expenses to
     Average Net
     Assets*......        1.29%        1.29%        1.28%        1.27%        1.26%        1.28%        1.29%            1.31%(c)
   Ratio of Net
     Investment
     Income (Loss)
     to Average Net
     Assets*......       (0.68)%      (0.65)%      (0.65)%      (0.11)%       1.15%        3.69%        2.29%            2.55%(c)
   Portfolio
     Turnover
     Rate(d)......       49.27%       46.39%       70.87%       66.48%       93.76%      189.26%      136.95%           87.30%
Average Commission
 Rate Paid(g).....     $0.0796


                                       11       PROSPECTUS--Institutional Shares

SMALL CAPITALIZATION FUND - INSTITUTIONAL SHARES


                                                        YEAR ENDED JUNE 30,
                       -------------------------------------------------------------------------------------
                                    INSTITUTIONAL SHARES                                                          OCT. 31, 1988
                            ------------------------------------------                                                  TO
                         1996         1995         1994       1993(b)        1992         1991        1990       JUNE 30, 1989(a)
                       --------     --------     --------     --------     --------     --------     -------     ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD............      $26.08       $19.83       $20.31       $14.64       $13.58       $14.82      $11.59           $10.00
                          -----        -----        -----        -----        -----        -----       -----        ---------
Investment
 Activities
   Net Investment
     Income (Loss).       (0.27)       (0.25)       (0.28)       (0.14)       (0.08)        0.14        0.04             0.06
   Net Realized and
     Unrealized
     Gains (Losses)
     on
     Investments...       12.34         8.65         0.30         6.76         1.89        (1.24)       3.23             1.59
                          -----        -----        -----        -----        -----        -----       -----        ---------
       Total from
         Investment
      Activities...       12.07         8.40         0.02         6.62         1.81        (1.10)       3.27             1.65
                          -----        -----        -----        -----        -----        -----       -----        ---------
Distributions
   Net Investment
     Income........                                                                        (0.14)
   Net Realized
     Gains.........       (3.65)       (2.15)       (0.50)       (0.95)       (0.75)
                          -----        -----        -----        -----        -----        -----       -----        ---------
       Total
   Distributions...       (3.65)       (2.15)       (0.50)       (0.95)       (0.75)       (0.14)      (0.04)           (0.06)
                          -----        -----        -----        -----        -----        -----       -----        ---------
NET ASSET VALUE,
 END OF PERIOD.....      $34.50       $26.08       $19.83       $20.31       $14.64       $13.58      $14.82           $11.59
                          -----        -----        -----        -----        -----        -----       -----        ---------
                          -----        -----        -----        -----        -----        -----       -----        ---------
Total Return
 (excluding sales
 and redemption
 charges)..........       50.03%       45.32%       (0.15)%      45.77%       12.95%       (6.76)%     28.28%           16.60%
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets, End
     of Period
     (000).........    $528,866     $354,825     $271,425     $291,462     $180,079     $107,500     $94,517          $53,917
   Ratio of
     Expenses to
     Average Net
     Assets........        1.29%        1.33%        1.30%        1.26%        1.19%        1.15%       1.11%            1.29%(c)
   Ratio of Net
     Investment
     Income (Loss)
     to Average Net
     Assets........       (0.93)%      (1.06)%      (1.14)%      (0.98)%      (0.61)%       1.08%       0.37%            0.80%(c)
   Ratio of
     Expenses to
     Average Net
     Assets*.......        1.29%        1.33%        1.30%        1.28%        1.28%        1.33%       1.33%            1.54%(c
   Ratio of Net
     Investment
     Income (Loss)
     to Average Net
     Assets*.......       (0.93)%      (1.06)%      (1.14)%      (1.01)%      (0.70)%       0.90%       0.15%            0.55%(c)
   Portfolio
     Turnover
     Rate(d).......       67.22%       50.53%       72.64%       71.21%       95.02%      139.66%      83.10%           51.79%
   Average
     Commission
     Rate Paid(g)..     $0.0800


PROSPECTUS--Institutional Shares       12

LARGE CAPITALIZATION FUND - INSTITUTIONAL SHARES


                                                                                          DEC. 28, 1995
                                                                                                TO
                                                                                         JUNE 30, 1996(a)
                                                                                         ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................................         $10.00
                                                                                           ----------
Investment Activities
    Net Investment Income.............................................................           0.03
    Net Realized and Unrealized Gains on Investments..................................           1.25
                                                                                           ----------
         Total from Investment Activities.............................................           1.28
                                                                                           ----------
Distributions
    Net Investment Income.............................................................          (0.03)
    Net Realized Gains
                                                                                           ----------
         Total Distributions..........................................................          (0.03)
                                                                                           ----------
NET ASSET VALUE, END OF PERIOD........................................................         $11.25
                                                                                           ----------
                                                                                           ----------
Total Return (excluding sales and redemption charges).................................          12.86%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)...................................................       $274,150
    Ratio of Expenses to Average Net Assets...........................................           2.19%(c)
    Ratio of Net Investment Income to Average Net Assets..............................           1.26%(c)
    Ratio of Expenses to Average Net Assets*..........................................           2.26%(c)
    Ratio of Net Investment Income to Average Net Assets*.............................           1.19%(c)
    Portfolio Turnover Rate(d)........................................................           0.86%
    Average Commission Rate Paid(g)...................................................        $0.0800


INTERNATIONAL FUND - INSTITUTIONAL SHARES


                                                                       YEAR ENDED JUNE 30,
                                                                 ----------------------------
                                                                       INSTITUTIONAL SHARES             DEC. 29, 1992
                                                                   ----------------------------              TO
                                                                   1996      1995(f)       1994      JUNE 30, 1993(a)(b)
                                                                 --------    --------    --------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $12.33      $13.24      $11.54            $10.00
                                                                    -----       -----       -----        ----------
Investment Activities
    Net Investment Income (Loss)..............................       0.02        0.04       (0.01)             0.04
    Net Realized and Unrealized Gains (Losses) on Investments
      and Foreign Currency Transactions.......................       1.80       (0.33)       1.75              1.51
                                                                    -----       -----       -----        ----------
        Total from Investment Activities......................       1.82       (0.29)       1.74              1.55
                                                                    -----       -----       -----        ----------
Distributions
    Net Investment Income.....................................      (0.02)                  (0.02)            (0.01)
    Net Realized Gains........................................                              (0.02)
    In Excess of Net Realized Gains...........................      (0.02)      (0.62)
                                                                    -----       -----       -----        ----------
        Total Distributions...................................      (0.04)      (0.62)      (0.04)            (0.01)
                                                                    -----       -----       -----        ----------
NET ASSET VALUE, END OF PERIOD................................     $14.11      $12.33      $13.24            $11.54
                                                                    -----       -----       -----        ----------
                                                                    -----       -----       -----        ----------
Total Return (excluding sales and redemption charges).........      14.76%      (1.86)%     15.12%            15.52%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)...........................   $364,095    $264,759    $261,798          $114,822
    Ratio of Expenses to Average Net Assets...................       1.55%       1.56%       1.52%             1.58%(c)
    Ratio of Net Investment Income (Loss) to Average Net
      Assets..................................................       0.12%       0.31%      (0.30)%            0.82%(c)
    Ratio of Expenses to Average Net Assets*..................       1.55%       1.59%       1.57%             1.63%(c)
    Ratio of Net Investment Income (Loss) to Average Net
      Assets*.................................................       0.12%       0.28%      (0.35)%           (0.77)%
    Portfolio Turnover Rate(d)................................      54.47%     104.39%      37.23%            12.47%
    Average Commission Rate Paid(g)...........................    $0.0321


                                       13       PROSPECTUS--Institutional Shares

BALANCED FUND - INSTITUTIONAL SHARES


                                                            YEAR ENDED JUNE 30,
                                                ------------------------------------------
                                                            INSTITUTIONAL SHARES                 JAN. 31, 1992
                                                 ------------------------------------------            TO
                                                  1996      1995(f)       1994      1993(b)     JUNE 30, 1992(a)
                                                --------    --------    --------    --------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $12.19      $10.67      $11.08      $ 9.68          $10.00
                                                  ------      ------      ------      ------      ----------
Investment Activities
    Net Investment Income (Loss).............       0.36        0.31        0.27        0.28            0.14
    Net Realized and Unrealized Gains
      (Losses) on Investments................       1.74        1.68       (0.41)       1.41           (0.34)
                                                  ------      ------      ------      ------      ----------
         Total from Investment Activities....       2.10        1.99       (0.14)       1.69           (0.20)
                                                  ------      ------      ------      ------      ----------
Distributions
    Net Investment Income....................      (0.35)      (0.31)      (0.27)      (0.29)          (0.12)
    Net Realized Gains.......................      (0.57)      (0.03)
    In Excess of Net Realized Gains..........                  (0.13)
                                                  ------      ------      ------      ------      ----------
         Total Distributions.................      (0.92)      (0.47)      (0.27)      (0.29)          (0.12)
                                                  ------      ------      ------      ------      ----------
NET ASSET VALUE, END OF PERIOD...............     $13.37      $12.19      $10.67      $11.08          $ 9.68
                                                  ------      ------      ------      ------      ----------
                                                  ------      ------      ------      ------      ----------
Total Return (excluding sales and redemption
  charges)...................................      17.81%      19.22%      (1.44)%     17.66%          (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)..........   $113,493     $89,294     $71,427     $42,318         $38,136
    Ratio of Expenses to Average Net
      Assets.................................       1.16%       1.25%       1.09%       1.15%           1.19%(c)
    Ratio of Net Investment Income to
      Average Net Assets.....................       2.62%       2.75%       2.49%       2.70%           3.46%(c)
    Ratio of Expenses to Average Net
      Assets*................................       1.41%       1.52%       1.39%       1.46%           1.50%(c)
    Ratio of Net Investment Income to
      Average Net Assets*....................       2.37%       2.47%       2.18%       2.40%           3.13%(c)
    Portfolio Turnover Rate(d)...............     437.90%     250.66%     192.39%     177.99%          47.58%
    Average Commission Rate Paid(g)..........    $0.0848


PROSPECTUS--Institutional Shares       14

HIGH INCOME EQUITY FUND - INSTITUTIONAL SHARES


                                                        YEAR ENDED JUNE 30,
                       -------------------------------------------------------------------------------------
                                    INSTITUTIONAL SHARES                                                          OCT. 31, 1988
                       -----------------------------------------------                                                  TO
                         1996         1995         1994       1993(b)        1992         1991        1990       JUNE 30, 1989(a)
                       --------     --------     --------     --------     --------     --------     -------     ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD............      $14.49       $13.50       $14.69       $13.14       $12.48       $12.19      $11.35           $10.00
                          -----        -----        -----        -----        -----        -----       -----        ---------
Investment
 Activities
   Net Investment
     Income........        0.34         0.39         0.39         0.45         0.54         0.57        0.56             0.35
   Net Realized and
     Unrealized
     Gains (Losses)
     on
     Investments...        3.26         1.00        (0.56)        1.69         0.99         0.38        1.04             1.32
                          -----        -----        -----        -----        -----        -----       -----        ---------
       Total from
         Investment
      Activities...        3.60         1.39        (0.17)        2.14         1.53         0.95        1.60             1.67
                          -----        -----        -----        -----        -----        -----       -----        ---------
Distributions
   Net Investment
     Income........       (0.34)       (0.39)       (0.39)       (0.45)       (0.54)       (0.59)      (0.54)           (0.32)
   In Excess of Net
     Investment
     Income........                    (0.01)
   Net Realized
     Gains..........      (0.45)                    (0.24)       (0.14)       (0.33)       (0.07)      (0.22)
   In Excess of Net
     Realized
     Gains.........                                 (0.39)
                          -----        -----        -----        -----        -----        -----       -----        ---------
       Total
   Distributions...       (0.79)       (0.40)       (1.02)       (0.59)       (0.87)       (0.66)      (0.76)           (0.32)
                          -----        -----        -----        -----        -----        -----       -----        ---------
NET ASSET VALUE,
 END OF PERIOD.....      $17.30       $14.49       $13.50       $14.69       $13.14       $12.48      $12.19           $11.35
                          -----        -----        -----        -----        -----        -----       -----        ---------
                          -----        -----        -----        -----        -----        -----       -----        ---------
Total Return
 (excluding sales
 and redemption
 charges)..........       25.30%       10.55%       (1.53)%      16.73%       12.56%        8.22%      14.37%           16.97%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets, End
     of Period
     (000).........    $337,318     $346,164     $355,538     $384,240     $270,549     $150,980     $96,344          $66,367
   Ratio of
     Expenses to
     Average Net
     Assets........        1.32%        1.32%        1.30%        1.26%        1.19%        1.13%       1.11%            1.16%(c)
   Ratio of Net
     Investment
     Income to
     Average Net
     Assets........        2.11%        2.86%        2.64%        3.28%        4.12%        4.75%       4.69%            4.92%(c)
   Ratio of
     Expenses to
     Average Net
     Assets*.......        1.32%        1.32%        1.30%        1.28%        1.27%        1.31%       1.33%            1.41%(c)
   Ratio of Net
     Investment
     Income to
     Average Net
     Assets*.......        2.11%        2.86%        2.64%        3.25%        4.03%        4.57%       4.47%            4.67%(c)
   Portfolio
     Turnover
     Rate(d).......       40.75%       77.70%       69.35%       67.26%       68.42%      115.68%      53.08%           29.55%
   Average
     Commission
     Rate Paid(g)..     $0.0800


                                       15       PROSPECTUS--Institutional Shares

BOND FUND - INSTITUTIONAL SHARES


                                                       YEAR ENDED JUNE 30,
                      --------------------------------------------------------------------------------------
                                   INSTITUTIONAL SHARES                                                           OCT. 31, 1988
                      -----------------------------------------------                                                  TO
                        1996         1995         1994       1993(b)        1992         1991         1990       JUNE 30, 1989(a)
                      --------     --------     --------     --------     --------     --------     --------     ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...........       $9.72        $9.29       $10.53       $10.54       $10.07       $10.00       $10.11           $10.00
                         -----        -----        -----        -----        -----        -----        -----        ---------
Investment
 Activities
   Net Investment
     Income.......        0.59         0.61         0.60         0.71         0.75         0.77         0.78             0.53
   Net Realized
     and
     Unrealized
     Gains
     (Losses) on
    Investments...       (0.16)        0.43        (0.72)        0.46         0.56         0.08        (0.11)            0.09
                         -----        -----        -----        -----        -----        -----        -----        ---------
       Total From
        Investment
     Activities...        0.43         1.04        (0.12)        1.17         1.31         0.85         0.67             0.62
                         -----        -----        -----        -----        -----        -----        -----        ---------
Distributions
   Net Investment
     Income.......       (0.59)       (0.61)       (0.58)       (0.73)       (0.76)       (0.78)       (0.78)           (0.51)
   In Excess of
     Net
     Investment
     Income
   Net Realized
     Gains........                                              (0.45)       (0.08)
   In Excess of
     Net Realized
     Gains........                                 (0.54)
                         -----        -----        -----        -----        -----        -----        -----        ---------
       Total
  Distributions...       (0.59)       (0.61)       (1.12)       (1.18)       (0.84)       (0.78)       (0.78)           (0.51)
                         -----        -----        -----        -----        -----        -----        -----        ---------
NET ASSET VALUE,
 END OF PERIOD....       $9.56        $9.72        $9.29       $10.53       $10.54       $10.07       $10.00           $10.11
                         -----        -----        -----        -----        -----        -----        -----        ---------
                         -----        -----        -----        -----        -----        -----        -----        ---------
Total Return
 (excluding sales
 and redemption
 charges).........        4.49%       11.78%       (1.52)%      11.84%       13.47%        8.80%        6.94%            6.42%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets at
     End of Period
     (000)........    $549,336     $509,189     $469,903      $442,29     $477,526     $432,225     $316,477         $123,928
   Ratio of
     Expenses to
     Average Net
     Assets.......        0.94%        1.02%        0.88%        0.87%        0.87%        0.84%        0.81%            0.82%(c)
   Ratio of Net
     Investment
     Income to
     Average Net
     Assets.......        5.96%        6.54%        5.97%        6.50%        7.19%        7.72%        8.04%            8.06%(c)
   Ratio of
     Expenses to
     Average Net
     Assets*......        1.03%        1.14%        1.02%        1.01%        1.01%        1.02%        1.02%            1.06%(c)
   Ratio of Net
     Investment
     Income to
     Average Net
     Assets*......        5.87%        6.42%        5.83%        6.36%        7.05%        7.54%        7.83%            7.82%(c)
   Portfolio
     Turnover
     Rate(d)......     1189.27%     1010.64%      893.27%      443.98%      289.38%      339.74%      314.71%          121.08%


PROSPECTUS--Institutional Shares       16

LIMITED MATURITY BOND FUND - INSTITUTIONAL SHARES


                                                        YEAR ENDED JUNE 30,
                        ------------------------------------------------------------------------------------
                                     INSTITUTIONAL SHARES                                                         OCT. 31, 1988
                             ------------------------------------------                                                 TO
                          1996         1995         1994       1993(b)        1992        1991        1990       JUNE 30, 1989(a)
                        --------     --------     --------     --------     --------     -------     -------     ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............      $ 9.71       $ 9.57       $10.18       $10.25       $ 9.93      $ 9.88      $10.08           $10.00
                           -----        -----        -----        -----        -----       -----       -----        ---------
Investment
 Activities
   Net Investment
     Income.........        0.65         0.58         0.64         0.65         0.71        0.72        0.83             0.53
   Net Realized and
     Unrealized
     Gains (Losses)
     on
     Investments....       (0.21)        0.13        (0.59)        0.13         0.35        0.10       (0.15)            0.02
                           -----        -----        -----        -----        -----       -----       -----        ---------
       Total From
         Investment
       Activities...        0.44         0.71         0.05         0.78         1.06        0.82        0.68             0.55
                           -----        -----        -----        -----        -----       -----       -----        ---------
Distributions
   Net Investment
     Income.........       (0.65)       (0.57)       (0.62)       (0.69)       (0.71)      (0.73)      (0.83)           (0.47)
   Net Realized
     Gains..........                                              (0.16)       (0.03)      (0.04)      (0.05)
   In Excess of Net
     Realized
     Gains..........       (0.01)                    (0.04)
   Total Return of
     Capital........       (0.01)
                           -----        -----        -----        -----        -----       -----       -----        ---------
       Total
    Distributions...       (0.67)       (0.57)       (0.66)       (0.85)       (0.74)      (0.77)      (0.88)           (0.47)
                           -----        -----        -----        -----        -----       -----       -----        ---------
NET ASSET VALUE, END
 OF PERIOD..........      $ 9.48       $ 9.71       $ 9.57       $10.18       $10.25      $ 9.93      $ 9.88           $10.08
                           -----        -----        -----        -----        -----       -----       -----        ---------
                           -----        -----        -----        -----        -----       -----       -----        ---------
Total Return
 (excluding sales
 and redemption
 charges)...........        4.65%        7.76%        0.43%        7.98%       11.00%       8.66%       7.10%            5.70%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets at End
     of Period
     (000)..........    $136,681     $141,781     $156,678     $141,706     $117,241     $70,870     $43,696          $71,627
   Ratio of Expenses
     to Average Net
     Assets.........        0.84%        0.84%        0.76%        0.72%        0.83%       0.91%       0.92%            0.88%(c)
   Ratio of Net
     Investment
     Income to
     Average Net
     Assets.........        6.32%        6.11%        6.32%        6.45%        7.13%       7.47%       8.01%            8.19%(c)
   Ratio of Expenses
     to Average Net
     Assets*........        1.08%        1.11%        1.05%        1.01%        1.05%       1.10%       1.14%            1.12%(c)
   Ratio of Net
     Investment
     Income to
     Average Net
     Assets*........        6.08%        5.84%        6.03%        6.16%        6.91%       7.28%       7.79%            7.95%(c)
   Portfolio
     Turnover
     Rate(d)........      618.60%      397.97%      353.28%      123.10%       87.75%     161.32%     319.11%          117.37%


                                       17       PROSPECTUS--Institutional Shares

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES


                                                       YEAR ENDED JUNE 30,
                      --------------------------------------------------------------------------------------
                                   INSTITUTIONAL SHARES                                                           OCT. 31, 1988
                           ------------------------------------------                                                  TO
                        1996         1995         1994       1993(b)        1992         1991         1990       JUNE 30, 1989(a)
                      --------     --------     --------     --------     --------     --------     --------     ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...........      $ 9.93       $ 9.62       $10.53       $10.42       $10.05       $ 9.91       $10.05           $10.00
                         -----        -----        -----        -----        -----        -----        -----        ---------
Investment
 Activities
   Net Investment
     Income.......        0.62         0.52         0.60         0.68         0.71         0.74         0.79             0.50
   Net Realized
     and
     Unrealized
     Gains
     (Losses) on
    Investments...       (0.24)        0.31        (0.66)        0.22         0.46         0.15        (0.11)           (0.02)
                         -----        -----        -----        -----        -----        -----        -----        ---------
       Total From
        Investment
     Operations...        0.38         0.83        (0.06)        0.90         1.17         0.89         0.68             0.48
                         -----        -----        -----        -----        -----        -----        -----        ---------
Distributions
   Net Investment
     Income.......       (0.60)       (0.52)       (0.60)       (0.73)       (0.71)       (0.75)       (0.79)           (0.43)
   Net Realized
     Gains........                                              (0.06)       (0.09)                    (0.03)
   In Excess of
     Net Realized
     Gains........                                 (0.25)
                         -----        -----        -----        -----        -----        -----        -----        ---------
       Total
  Distributions...       (0.60)       (0.52)       (0.85)       (0.79)       (0.80)       (0.75)       (0.82)           (0.43)
                         -----        -----        -----        -----        -----        -----        -----        ---------
NET ASSET VALUE,
 END OF PERIOD....      $ 9.71       $ 9.93       $ 9.62       $10.53       $10.42       $10.05       $ 9.91           $10.05
                         -----        -----        -----        -----        -----        -----        -----        ---------
                         -----        -----        -----        -----        -----        -----        -----        ---------
Total Return
 (excluding sales
 and redemption
 charges).........        3.95%        9.02%       (0.80)%       8.94%       12.03%        9.32%        7.07%            4.92%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets at
     End of Period
     (000)........    $225,313     $249,169     $281,232     $272,607     $234,906     $142,864     $100,205          $83,212
   Ratio of
     Expenses to
     Average Net
     Assets.......        0.96%        1.04%        0.90%        0.87%        0.87%        0.86%        0.85%            0.87%(c)
   Ratio of Net
     Investment
     Income to
     Average
     Net Assets...        5.76%        5.43%        5.90%        6.54%        7.07%        7.48%        8.04%            7.79%(c)
   Ratio of
     Expenses to
     Average Net
     Assets*......        1.05%        1.16%        1.04%        1.01%        1.01%        1.04%        1.06%            1.11%(c)
   Ratio of Net
     Investment
     Income to
     Average Net
     Assets*......        5.67%        5.31%        5.76%        6.40%        6.93%        7.30%        7.83%            7.55%(c)
   Portfolio
     Turnover
     Rate(d)......      916.39%      549.13%      546.06%      225.90%      114.76%      164.59%      294.62%          111.96%


PROSPECTUS--Institutional Shares       18

GOVERNMENT INCOME FUND - INSTITUTIONAL SHARES


                                                            YEAR ENDED JUNE 30,
                                                     --------------------------------
                                                           INSTITUTIONAL SHARES             NOVEMBER 12, 1992
                                                     --------------------------------              TO
                                                       1996        1995         1994       JUNE 30, 1993(a)(b)
                                                     --------    --------     --------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............      $9.42       $9.41       $10.04            $10.00
                                                        -----      ------       ------      ------------
Investment Activities
    Net Investment Income.........................       0.75        0.76         0.74              0.48
    Net Realized and Unrealized Gains on
      Investments.................................      (0.17)       0.01        (0.63)             0.04
                                                        -----      ------       ------      ------------
         Total From Investment Activities.........       0.58        0.77         0.11              0.52
                                                        -----      ------       ------      ------------
Distributions
    Net Investment Income.........................      (0.67)      (0.68)       (0.73)            (0.48)
    Tax Return of Capital.........................      (0.08)      (0.08)       (0.01)
                                                        -----      ------       ------      ------------
         Total Distributions......................      (0.75)      (0.76)       (0.74)            (0.48)
                                                        -----      ------       ------      ------------
NET ASSET VALUE, END OF PERIOD....................      $9.25       $9.42        $9.41            $10.04
                                                        -----       -----       ------      ------------
                                                        -----       -----       ------      ------------
Total Return (excluding sales and redemption
  charges)........................................       6.34%       8.70%        1.04%             5.37%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at End of Period (000).............   $130,615    $110,190     $101,506           $71,862
    Ratio of Expenses to Average Net Assets.......       0.76%       0.83%        0.72%             0.70%(c)
    Ratio of Net Investment Income to
      Average Net Assets..........................       7.94%       8.25%        7.51%             7.49%(c)
    Ratio of Expenses to Average Net Assets*......       1.10%       1.19%        1.11%             1.09%(c)
    Ratio of Net Investment Income to
      Average Net Assets*.........................       7.60%       7.89%        7.12%             7.09%(c)
    Portfolio Turnover Rate (d)...................     348.01%     114.71%      102.24%           135.06%


                                       19       PROSPECTUS--Institutional Shares

MICHIGAN BOND FUND - INSTITUTIONAL SHARES


                                                   YEAR ENDED JUNE 30,
                              -------------------------------------------------------------
                                           INSTITUTIONAL SHARES                                  JULY 2, 1990
                              -----------------------------------------------                         TO
                                1996       1995          1994        1993(b)         1992      JUNE 30, 1991(a)
                              --------   --------      --------      --------      --------    ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $10.76     $10.53        $10.97        $10.58        $10.14          $10.00
                                ------     ------        ------        ------        ------      ----------
Investment Activities
    Net Investment Income...      0.50       0.50          0.48          0.50          0.52            0.55
    Net Realized and
      Unrealized Gains
      (Losses) on
      Investments...........      0.04       0.25         (0.36)         0.47          0.44            0.11
                                ------     ------        ------        ------        ------      ----------
         Total From
           Investment
           Activities.......      0.54       0.75          0.12          0.97          0.96            0.66
                                ------     ------        ------        ------        ------      ----------
Distributions
    Net Investment Income...     (0.50)     (0.50)        (0.46)        (0.54)        (0.52)          (0.52)
    In Excess of Net
      Investment Income.....                (0.02)
    Net Realized Gains......     (0.03)                   (0.01)        (0.04)
    In Excess of Net
      Realized Gains........                              (0.09)
                                ------     ------        ------        ------        ------      ----------
         Total
           Distributions....     (0.53)     (0.52)        (0.56)        (0.58)        (0.52)          (0.52)
                                ------     ------        ------        ------        ------      ----------
NET ASSET VALUE, END OF
  PERIOD....................    $10.77     $10.76        $10.53        $10.97        $10.58          $10.14
                                ------     ------        ------        ------        ------      ----------
                                ------     ------        ------        ------        ------      ----------
Total Return (excluding
  sales and redemption
  charges)..................      5.12%      7.33%         1.02%         9.42%         9.73%           6.77%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at End of
      Period (000)..........  $185,191   $176,068      $181,051      $165,414      $146,782         $90,182
    Ratio of Expenses to
      Average Net Assets....      0.77%      0.78%         0.75%         0.76%         0.84%           0.57%(c)
    Ratio of Net Investment
      Income to Average
      Net Assets............      4.57%      4.79%         4.35%         4.70%         5.15%           5.67%(c)
    Ratio of Expenses to
      Average Net Assets*...      1.06%      1.07%         1.04%         1.05%         1.05%           1.15%(c)
    Ratio of Net Investment
      Income to Average
      Net Assets*...........      4.28%      4.50%         4.06%         4.41%         4.93%           5.18%(c)
    Portfolio Turnover Rate
      (d)...................     27.66%     26.06%         6.69%        35.81%(d)     19.97%          45.30%


PROSPECTUS--Institutional Shares       20

MUNICIPAL BOND FUND - INSTITUTIONAL SHARES


                                                            YEAR ENDED JUNE 30,
                              ------------------------------------------------------------------------------
                                          INSTITUTIONAL SHARES                                                    OCT. 31, 1988
                              --------------------------------------------                                             TO
                                1996        1995        1994      1993(b)       1992       1991        1990      JUNE 30, 1989(a)
                              --------    --------    --------    --------    --------    -------    --------    ----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................     $10.39      $10.29      $10.92      $10.58      $10.20     $10.03      $10.18          $10.00
                                 -----       -----       -----       -----       -----      -----       -----       ---------
Investment Activities
   Net Investment Income...       0.43        0.46        0.41        0.49        0.52       0.55        0.57            0.40
   Net Realized and
     Unrealized Gains
     (Losses) on
     Investments...........       0.04        0.27       (0.31)       0.48        0.39       0.18       (0.12)           0.14
                                 -----       -----       -----       -----       -----      -----       -----       ---------
       Total From
         Investment
         Operations........       0.47        0.73        0.10        0.97        0.91       0.73        0.45            0.54
                                 -----       -----       -----       -----       -----      -----       -----       ---------
Distributions
   Net Investment Income...      (0.43)      (0.46)      (0.40)      (0.53)      (0.52)     (0.56)      (0.58)          (0.36)
   Net Realized Gains......                              (0.21)      (0.10)      (0.01)                 (0.02)
   In Excess of Net
     Realized Gains........                  (0.17)      (0.12)
                                 -----       -----       -----       -----       -----      -----       -----       ---------
       Total
         Distributions.....      (0.43)      (0.63)      (0.73)      (0.63)      (0.53)     (0.56)      (0.60)          (0.36)
                                 -----       -----       -----       -----       -----      -----       -----       ---------
NET ASSET VALUE, END OF
 PERIOD....................     $10.43      $10.39      $10.29      $10.92      $10.58     $10.20      $10.03          $10.18
                                 -----       -----       -----       -----       -----      -----       -----       ---------
                                 -----       -----       -----       -----       -----      -----       -----       ---------
Total Return (excluding
 sales and redemption
 charges)..................       4.55%       7.25%       0.81%       9.48%       9.11%      7.51%       4.57%           5.52%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at End of
     Period (000)..........   $132,527    $134,784    $147,687    $146,302    $130,788    $98,186    $100,445         $68,256
   Ratio of Expenses to
     Average Net Assets....       0.80%       0.80%       0.77%       0.73%       0.81%      0.87%       0.85%           0.85%(c)
   Ratio of Net Investment
     Income to Average
     Net Assets............       4.10%       4.21%       3.83%       4.61%       5.09%      5.49%       5.78%           6.11%(c)
   Ratio of Expenses to
     Average Net Assets*...       1.09%       1.08%       1.06%       1.02%       1.03%      1.06%       1.06%           1.09%(c)
   Ratio of Net Investment
     Income to Average
     Net Assets*...........       3.81%       3.93%       3.53%       4.31%       4.88%      5.29%       5.57%           5.87%(c)
   Portfolio Turnover Rate
     (d)...................      47.46%      35.15%      44.39%      67.26%      66.31%     76.55%     113.12%          82.22%


                                       21       PROSPECTUS--Institutional Shares

PRIME OBLIGATIONS FUND - INSTITUTIONAL SHARES


                                                    YEAR ENDED JUNE 30,
                --------------------------------------------------------------------------------------------
                            INSTITUTIONAL SHARES                                                                 AUGUST 24, 1987
                --------------------------------------------                                                           TO
                  1996        1995        1994      1993(b)       1992        1991        1990        1989      JUNE 30, 1988(a)
                --------    --------    --------    --------    --------    --------    --------    --------      -------------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD......     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000           $1.000
                   -----       -----       -----       -----       -----       -----       -----       -----        ---------
Investment
 Activities
   Net
   Investment
    Income...      0.051       0.048       0.028       0.029       0.046       0.069       0.080       0.083            0.056
                   -----       -----       -----       -----       -----       -----       -----       -----        ---------
Distributions
   Net
   Investment
    Income...     (0.051)     (0.048)     (0.028)     (0.029)     (0.046)     (0.069)     (0.080)     (0.083)          (0.056)
                   -----       -----       -----       -----       -----       -----       -----       -----        ---------
NET ASSET
 VALUE, END
 OF PERIOD...     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000           $1.000
                   -----       -----       -----       -----       -----       -----       -----       -----        ---------
                   -----       -----       -----       -----       -----       -----       -----       -----        ---------
Total
 Return......       5.17%       4.91%       2.85%       2.91%       4.75%       7.15%       8.32%       8.58%            5.76%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets
     at End
     of
     Period
     (000)...   $596,075    $640,380    $561,697    $478,821    $690,908    $702,340    $547,351    $526,450         $241,545
   Ratio of
     Expenses
     to
     Average
     Net
    Assets...       0.64%       0.65%       0.64%       0.64%       0.64%       0.64%       0.65%       0.62%            0.60%(c)
   Ratio of
     Net
   Investment
     Income
     to
     Average
     Net
    Assets...       5.05%       4.83%       2.84%       2.88%       4.61%       6.86%       8.03%       8.26%            6.48%(c)
   Ratio of
     Expenses
     to
     Average
     Net
   Assets*...       0.66%       0.67%       0.66%       0.66%       0.66%       0.66%       0.67%       0.66%            0.70%(c)
   Ratio of
     Net
   Investment
     Income
     to
     Average
     Net
   Assets*...       5.03%       4.81%       2.82%       2.86%       4.59%       6.84%       8.01%       8.22%            6.38%(c)


PROSPECTUS--Institutional Shares       22

TAX-FREE FUND - INSTITUTIONAL SHARES


                                                       YEAR ENDED JUNE 30,
                               -----------------------------------------------------------------------------
                              INSTITUTIONAL SHARES
                         -------------------------------                                                          JULY 30, 1987
                      1996                                                                                              TO
                    ==========   1995       1994      1993(b)      1992        1991        1990        1989      JUNE 30, 1988(a)
                                -------    -------    -------    --------    --------    --------    --------    ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...........    $1.000     $1.000     $1.000     $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                       -----      -----      -----      -----       -----       -----       -----       -----       ---------
Investment
 Activities
   Net Investment
     Income.......     0.030      0.030      0.019      0.019       0.033       0.046       0.054       0.055           0.040
Distributions
   Net Investment
     Income.......    (0.030)    (0.030)    (0.019)    (0.019)     (0.033)     (0.046)     (0.054)     (0.055)         (0.040)
                       -----      -----      -----      -----       -----       -----       -----       -----       ---------
NET ASSET VALUE,
 END OF PERIOD....    $1.000     $1.000     $1.000     $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                       -----      -----      -----      -----       -----       -----       -----       -----       ---------
                       -----      -----      -----      -----       -----       -----       -----       -----       ---------
Total Return.....       3.02%      3.00%      1.92%      2.10%       3.34%       4.73%       5.75%       5.62%           4.08%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets at
     End of
     Period
     (000)........  $106,154    $98,489    $84,465    $86,292    $141,913    $139,615    $142,004    $120,031        $107,199
   Ratio of
     Expenses to
     Average Net
     Assets.......      0.66%      0.64%      0.58%      0.55%       0.59%       0.60%       0.61%       0.63%           0.64%(c)
   Ratio of Net
     Investment
     Income
     to Average
     Net Assets...      2.97%      2.97%      1.90%      2.08%       3.29%       4.63%       5.43%       5.46%           4.34%(c)
   Ratio of
     Expenses to
     Average Net
     Assets*......      0.68%      0.70%      0.68%      0.65%       0.69%       0.70%       0.70%       0.73%           0.75%(c)
   Ratio of Net
     Investment
     Income
     to Average
     Net Assets*..      2.95%      2.91%      1.80%      1.98%       3.19%       4.53%       5.34%       5.36%           4.23%(c)


                                       23       PROSPECTUS--Institutional Shares

TREASURY FUND - INSTITUTIONAL SHARES


                                                                   YEAR ENDED JUNE 30,     DECEMBER 1, 1993
                                                                  ---------------------           TO
                                                                    1996         1995      JUNE 30, 1994(A)
                                                                  --------     --------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $1.000       $1.000          $1.000
Investment Activities
    Net Investment Income.....................................       0.050        0.048           0.017
                                                                    ------       ------      ----------
Distributions
    Net Investment Income.....................................      (0.050)      (0.048)         (0.017)
                                                                    ------       ------      ----------
NET ASSET VALUE, END OF PERIOD................................      $1.000       $1.000          $1.000
                                                                    ------       ------      ----------
                                                                    ------       ------      ----------
Total Return..................................................        5.14%        4.91%           1.72%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets at End of Period (000).........................    $223,416     $192,232         $76,035
    Ratio of Expenses to Average Net Assets...................        0.60%        0.64%           0.54%(c)
    Ratio of Net Investment Income to Average Net
      Assets..................................................        4.98%        4.95%           3.15%(c)
    Ratio of Expenses to Average Net Assets*..................        0.70%        0.78%           0.74%(c)
    Ratio of Net Investment Income to Average Net
      Assets*.................................................        4.88%        4.81%           2.95%(c)


U.S. GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES


                                                     YEAR ENDED JUNE 30,
                 ---------------------------------------------------------------------
                             INSTITUTIONAL SHARES                                                                AUGUST 24, 1987
                 -----------------------------------                                                                    TO
                   1996        1995        1994      1993(B)       1992        1991        1990        1989      JUNE 30, 1988(A)
                 --------    --------    --------    --------    --------    --------    --------    --------    ----------------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                    -----       -----       -----       -----       -----       -----       -----       -----       ---------
Investment
 Activities
   Net
    Investment
     Income...      0.050       0.048       0.028       0.028       0.044       0.066       0.078       0.080           0.055
                    -----       -----       -----       -----       -----       -----       -----       -----       ---------
Distributions
   Net
    Investment
     Income...     (0.050)     (0.048)     (0.028)     (0.028)     (0.044)     (0.066)     (0.078)     (0.080)         (0.055)
                    -----       -----       -----       -----       -----       -----       -----       -----       ---------
NET ASSET
 VALUE, END OF
 PERIOD.......     $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000      $1.000          $1.000
                    -----       -----       -----       -----       -----       -----       -----       -----       ---------
                    -----       -----       -----       -----       -----       -----       -----       -----
Total
 Return.......       5.10%       4.87%       2.79%       2.86%       4.78%       6.82%       8.10%       8.31%           5.66%(e)
RATIOS/SUPPLEMENTARY
 DATA:
   Net Assets
     at End of
     Period
     (000)....   $207,451    $227,565    $192,612    $223,855    $400,242    $341,903    $248,671    $201,012        $136,823
   Ratio of
     Expenses
     to
     Average
     Net
     Assets...       0.64%       0.67%       0.67%       0.64%       0.64%       0.65%       0.65%       0.63%           0.62%(c)
   Ratio of
     Net
    Investment
     Income
     to
     Average
     Net
     Assets...       4.99%       4.76%       2.74%       2.81%       4.43%       6.54%       7.79%       8.00%           6.25%(c)
   Ratio of
     Expenses
     to
     Average
     Net
    Assets*...       0.66%       0.69%       0.69%       0.66%       0.66%       0.67%       0.67%       0.68%           0.73%(c)
   Ratio of
     Net
    Investment
     Income
     to
     Average
     Net
    Assets*...       4.97%       4.74%       2.72%       2.79%       4.41%       6.52%       7.77%       7.95%           6.14%(c)


------------

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e) Not annualized.

(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Fund had no subadviser.
(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of Shares purchased and sold by the Fund for which commissions were charged.



PROSPECTUS--Institutional Shares       24

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objective of each of the Funds is set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS


THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

The investment objective of the Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The investment objective of the Large Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization.

Under normal market conditions, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion and the Large Capitalization Fund will do the same with companies considered by First of America to have a market capitalization of greater than $5 billion. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Equity Fund, Small Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.


                                       25       PROSPECTUS--Institutional Shares

The Equity Fund anticipates investing in growth-oriented, medium-sized capitalization companies. Medium-sized companies are considered to be those with a market capitalization of between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Equity Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Equity Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund such as the Equity Fund.

Consistent with the foregoing, each of the Equity Fund and Small Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

--------------------------------------------------------------------------------
THE EQUITY FUND, THE SMALL CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Securities              -Foreign Currency
                                                                         Transactions
-Futures Contracts                  -Government Obligations          -Lending Portfolio
                                                                         Securities
-Mortgage-Related Securities        -Other Mutual Funds              -Portfolio Turnover
-Put and Call Options               -Repurchase Agreements           -Restricted Securities
-Reverse Repurchase Agreements      -When-Issued and
  and
    Dollar Roll Agreements              Delayed-Delivery
                                        Transactions


THE INTERNATIONAL FUND

The investment objective of the International Fund is to seek long-term growth of capital.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.


For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more


PROSPECTUS--Institutional Shares       26
restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.


The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.


--------------------------------------------------------------------------------
THE INTERNATIONAL FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities    -Foreign Securities                 -Foreign Currency Transactions
-Futures Contracts     -Government Obligations             -Other Mutual Funds
-Portfolio Turnover    -Lending Portfolio Securities       -Repurchase Agreements
-Restricted            -Put and Call Options               -When-Issued and
  Securities                                                   Delayed-Delivery
                       -Reverse Repurchase Agreements          Transactions
                           and
                           Dollar Roll Agreements


GROWTH AND INCOME FUNDS

THE BALANCED FUND

The investment objective of the Balanced Fund is to seek current income, long-term capital growth and conservation of capital.

The Balanced Fund may invest in any type or class of security. Under normal market conditions the Balanced Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's total assets will be invested in fixed-income senior securities. Up to 15% of the value of the Balanced Fund's total assets may be invested in foreign securities.

The Balanced Fund's common stocks are held for the purpose of providing dividend income and long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection.


The Balanced Fund's fixed-income securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Fund's assets may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Fund invests may have warrants or options attached. The Balanced Fund may also invest in repurchase agreements.


The Balanced Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped


                                       27       PROSPECTUS--Institutional Shares

Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES-- Medium-Grade Securities" herein.

The Balanced Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies.

The Balanced Fund may also invest in obligations of the ExportImport Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

Like any investment program, the Balanced Fund entails certain risks. As a Fund investing primarily in common stocks the Balanced Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.


Since the Balanced Fund also invests in bonds, investors in the Balanced Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.


From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the Balanced Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.


PROSPECTUS--Institutional Shares       28

--------------------------------------------------------------------------------
THE BALANCED FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities        -Foreign Securities              -Foreign Currency
                                                                Transactions
-Futures Contracts         -Government Obligations          -Lending Portfolio
                                                                Securities
-Medium-Grade              -Mortgage-Related Securities     -Other Mutual Funds
    Securities
-Portfolio Turnover        -Put and Call Options            -Repurchase Agreements
-Restricted Securities     -Reverse Repurchase              -When-Issued and Delayed-
                               Agreements                       Delivery Transactions
                               and Dollar Roll
                               Agreements

THE HIGH INCOME EQUITY FUND

The investment objective of the High Income Equity Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. A secondary investment objective of High Income Equity Fund is growth of capital.

The High Income Equity Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The High Income Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The High Income Equity Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the High Income Equity Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities" herein.

The High Income Equity Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the High Income Equity Fund may be considered more conservative than growth-oriented equity funds such as the Group's Equity Fund and Small Capitalization Fund.

Consistent with the foregoing, the High Income Equity Fund will focus its investments in those companies and types of companies that First of America believes will enable such Fund to achieve its investment objective.

                                       29       PROSPECTUS--Institutional Shares

--------------------------------------------------------------------------------
THE HIGH INCOME EQUITY FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Securities                -Foreign Currency
                                                                        Transactions
-Futures Contracts               -Government Obligations            -Lending Portfolio
                                                                        Securities
-Mortgage-Related Securities     -Other Mutual Funds                -Portfolio Turnover
-Put and Call Options            -Repurchase Agreements             -Restricted Securities
-Reverse Repurchase              -When-Issued and
    Agreements and Dollar            Delayed-Delivery
    Roll Agreements                  Transactions


INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities with remaining maturities of six years or less.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. The Bond Fund intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to twelve years. However, the Bond Fund may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. Some of the securities in which the Bond Fund invests may have warrants or options attached.


Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio


PROSPECTUS--Institutional Shares       30
maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.



Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Bond Fund or the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


The Bond Fund and Limited Maturity Bond Fund each expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Bond Fund and the Limited Maturity Bond Fund each also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating groups assigned by the NRSROS, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.



The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.


--------------------------------------------------------------------------------
  THE BOND FUND AND THE LIMITED MATURITY BOND FUND
  See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
  -Complex Securities              -Foreign Currency Transactions       -Foreign Securities
  -Futures Contracts               -Government Obligations              -Lending Portfolio Securities
  -Medium-Grade Securities         -Mortgage-Related Securities         -Municipal Securities
  -Other Mutual Funds              -Portfolio Turnover                  -Put and Call Options
  -Repurchase Agreements           -Restricted Securities               -Reverse Repurchase Agreements
  -When-Issued and Delayed                                                  and Dollar Roll Agreements
  Delivery
      Transactions


THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. government securities with remaining maturities of twelve years or less.

                                       31       PROSPECTUS--Institutional Shares

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.



Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES-- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."


--------------------------------------------------------------------------------
THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                  -Foreign Currency Transactions     -Futures Contracts
-Government Obligations              -Lending Portfolio Securities      -Mortgage-Related
                                                                            Securities
-Municipal Securities                -Other Mutual Funds                -Portfolio Turnover
-Put and Call Options                -Repurchase Agreements             -Restricted Securities
-Reverse Repurchase Agreements       -When-Issued and
    and Dollar Roll Agreements           Delayed-Delivery
                                         Transactions


THE GOVERNMENT INCOME FUND

The investment objective of the Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities," below.


The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations".


The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of


PROSPECTUS--Institutional Shares       32

U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

--------------------------------------------------------------------------------
THE GOVERNMENT INCOME FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                  -Foreign Currency Transactions        -Future Contracts
-Government Obligations              -Lending Portfolio Securities         -Put and Call Options
-Mortgage-Related Securities         -Other Mutual Funds                   -Portfolio Turnover
-Reverse Repurchase Agreements       -Repurchase Agreements                -Restricted Securities
    and Dollar Roll Agreements       -When-Issued and Delayed-Delivery
                                         Transactions

--------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes and preservation of capital. The investment objective of the Michigan Bond Fund is to seek income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders, and preservation of capital.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities," below.

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted maturity of approximately eight to ten years and an average weighted rating of AA/Aa. The Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Michigan Municipal Securities and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and First of America may extend or shorten the average weighted maturity of its portfolio depending upon

                                       33       PROSPECTUS--Institutional Shares
anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating groups assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating groups assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities" herein.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION-- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by First of America to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent First of America deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Michigan Bond Fund generally to invest, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Michigan

PROSPECTUS--Institutional Shares       34

Bond Fund is not so restricted. In no event, however, may the Michigan Bond Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Michigan Bond Fund's taxable year. Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


--------------------------------------------------------------------------------
TAX-FREE INCOME FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                  -Foreign Currency Transactions        -Futures Contracts (Municipal
-Government Obligations              -Lending Portfolio Securities         Bond Fund only)
-Medium-Grade Securities             -Mortgage-Related Securities          -Municipal Securities
-Other Mutual Funds                  -Portfolio Turnover                   -Private Activity Bonds
-Put and Call Options                -Repurchase Agreements                -Restricted Securities
-Reverse Repurchase Agreements       -When-Issued and Delayed-Delivery
    and Dollar Roll Agreements       Transactions

--------------------------------------------------------------------------------


MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATION FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

The investment objective of each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is to seek current income with liquidity and stability of principal. The investment objective of the Tax-Free Fund is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.


The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.


The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If deemed appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.

As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and First of America determine present

                                       35       PROSPECTUS--Institutional Shares
minimal credit risks and which at the time of acquisition are rated by one or more NRSROs in one of the two highest rating groups for short-term debt obligations or, if unrated, are of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, with minor exceptions and except for United States government securities, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO at the time of investment in the second highest rating group for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating group for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. government Obligations Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating groups assigned by an NRSRO or, if not rated, found by the Group's Board of Trustees to be of comparable quality. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating groups of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.


Each of the Money Market Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the security, or by another third party, and may not be transferred separately from the underlying security. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Pursuant to the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, in the demand features of a single issuer to 10% of the Fund's assets. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "non-controlled person," as defined in the Rule. In addition, a demand feature, other than a standby commitment, may be acquired by a Money Market Fund only if the demand feature or its issuer has received a short-term rating from an NRSRO and not more than 5% of the Fund's assets are invested in demand features from a single issuer rated in the second highest short-term rating category assigned by an NRSRO.

Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may


PROSPECTUS--Institutional Shares       36
change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.


The Tax-Free Fund may acquire zero-coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

Variable amount master demand notes in which the U.S. Government Obligations Fund and the Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.


--------------------------------------------------------------------------------
MONEY MARKET FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities            -Foreign Securities                 -Government Obligations
    (except Treasury Fund)     -Municipal Securities               -Portfolio Turnover
-Lending Portfolio                 (except Treasury Fund)          -Repurchase Agreements
Securities                     -Put and Call Options               -When-Issued and Delayed-Delivery
-Private Activity Bonds            (Tax-Free Fund Only)                Transactions
    (Tax-Free Fund only)       -Reverse Repurchase Agreements      -Guaranteed Investment Contracts
-Restricted Securities             and Dollar Roll Agreements          (Prime Obligation Fund Only)
    (except Treasury Fund)

--------------------------------------------------------------------------------


RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. ("FOA-Michigan," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

                                       37       PROSPECTUS--Institutional Shares

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and in the case of the International Fund and Balanced Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Fund may invest up to 15% of its total assets in foreign securities. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund and High Income Equity Fund may also invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificate of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), ("CTDs"), which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP, and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control

PROSPECTUS--Institutional Shares       38
regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund and Balanced Fund may also invest in European Depository Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS


Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


                                       39       PROSPECTUS--Institutional Shares
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For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency. Alternatively, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The International Fund does not intend to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or to maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on

PROSPECTUS--Institutional Shares       40
any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.

The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds which may invest

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

in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS


The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in guaranteed investment contracts ("GICs"). When investing in GICs, the Bond Fund and the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs, see "Money Market Funds" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


MEDIUM-GRADE SECURITIES

Each of the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and the Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of

PROSPECTUS--Institutional Shares       42
these mortgage obligations can be used to create passthrough securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these

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

pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, First of America determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in First of America's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, First of America will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Group's Board of Trustees. The applicable Municipal Securities ratings are described in

PROSPECTUS--Institutional Shares       44
the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by First of America, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in First of America's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS


Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION-- Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that is attributable to investments by the Fund in shares of those Money Market Funds if the fee is being taken in the Non-Money Market Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or Money Market Funds of the Group are contained in the Statement of Additional Information.


PRIVATE ACTIVITY BONDS


The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds


                                       45       PROSPECTUS--Institutional Shares
which fall outside these categories, shareholders may become subject to the alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally does not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the Balanced Fund or International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund may each acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Municipal Bond Fund,

PROSPECTUS--Institutional Shares       46
the Michigan Bond Fund and the Tax-Free Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Municipal Bond Fund, the Michigan Bond Fund and the Tax-Free Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.


Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven (7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.



                                       47       PROSPECTUS--Institutional Shares

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements, in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and brokerdealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-- Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS


Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.


No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower


PROSPECTUS--Institutional Shares       48
must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER


The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

Because the Money Market Funds intend to invest in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS" above.


The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the Funds, with the exception of the Michigan Bond Fund, may:

       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.


Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES--The Money Market Funds."


The Michigan Bond Fund may not:

       Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.


                                       49       PROSPECTUS--Institutional Shares

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Money Market Funds) of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under


PROSPECTUS--Institutional Shares       50
the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.


The Trustees of the Group are George R. Landreth* (Chairman), Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustee designated with an asterisk (*) is considered to be an "interested person" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Landreth is an employee of BISYS.


INVESTMENT ADVISER AND SUBADVISER


First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly owned subsidiary of FOA-Michigan, which is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"). FABC currently has over $22 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1996, First of America managed over $13 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $5.7 billion in discretionary assets, providing equity, fixed income, balanced and money management services.


Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund and the Balanced Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the Growth Funds (except the International Fund) and the Growth and Income Funds. Mark R. Kummerer, Managing Director--Fixed Income of First of America, is primarily responsible for the day-to-day management of the Income Funds. Christian S. Swantek, Vice President of First of America, is primarily responsible for the day-to-day management of the Tax-Free Income Funds. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively. Prior to June 1993, Mr. Swantek was a portfolio manager at PNC Investment Management & Research and its various investment management affiliates.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Equity Fund, Small Capitalization Fund, High Income Equity Fund and Balanced Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, First of America's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, First of America's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, First of America's fee is computed daily and paid monthly, at



                                       51       PROSPECTUS--Institutional Shares
the annual rate of 0.40% of each Money Market Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the U.S. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management. For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1996, Gulfstream had over $596 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average 20 years of investment experience and 9 years of international investment experience.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.


For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.


PROSPECTUS--Institutional Shares       52

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES

First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including Institutional Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.


                                       53       PROSPECTUS--Institutional Shares

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.

HOW TO BUY INSTITUTIONAL SHARES


Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institution customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer.

Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

Institutional Shares of each Fund are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of a Fund will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first Business Day following the execution of the purchase. Institutional Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Institutional Shares continue to be eligible to earn dividends through the day before their redemption.


An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.


There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares in the Funds. Depending upon the terms of a particular Customer Account, the financial institution may charge a customer account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may



PROSPECTUS--Institutional Shares       54
be obtained from the banks. This Prospectus should be read in conjunction with any such information received from the financial institution.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemption of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the Funds will not be issued.


EXCHANGE PRIVILEGE


The exchange privilege enables shareholders of Institutional Shares to acquire Institutional Shares that are offered by another Fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of shares of a Fund. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of Investor A Shares may not exchange their shares for Investor B Shares.

Holders of Institutional Shares of any of the Group's Funds may exchange those Institutional Shares at net asset value without any sales charge for Institutional Shares offered by any of the Group's other Funds, provided that the shareholder making the exchange is eligible on the date of the exchange to purchase Institutional Shares and the exchange is made in states where it is legally authorized.

A financial institution should notify the Group of its desire to make an exchange on behalf of a customer, and the Distributor will furnish the shareholder with a current Prospectus of the Group and the appropriate authorization form. Shareholders wishing to exercise their exchange privilege should contact their trust administrator or financial consultant responsible for the account. An exchange is considered to be a sale of Institutional Shares on which a shareholder may realize a capital gain or loss for federal income tax purposes.


HOW TO REDEEM YOUR INSTITUTIONAL SHARES


Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the account.


OTHER INFORMATION REGARDING REDEMPTION OF SHARES


All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the bank may redeem for and on behalf of the customer, all or part of the customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.

Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from financial institutions for next day payments upon redemption of Institutional Shares will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m., (Eastern Time), on a Business Day or, if received after 4:00 p.m., (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also to the greatest extent possible, requests for same day payments upon redemption of Institutional Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 12:00 p.m. noon, (Eastern Time), on a



                                       55       PROSPECTUS--Institutional Shares

Business Day or, if received after 12:00 p.m. noon, (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.



At various times, the Group may be requested to redeem Institutional Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Institutional Shares which delay may be for 15 days or more. Such delay may be avoided if such Institutional Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Institutional Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of Institutional Shares of the Funds, with the exception of the Money Market Funds, is determined and priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Institutional Shares of the Money Market Funds is determined and the shares are priced as of 12:00 p.m. noon (Eastern
Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Money Market Funds, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for trading and the Federal Reserve Board of Chicago is open, and any other day (other than a day on which no shares are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in a Fund's portfolio instruments that its net asset value per share might be materially affected. Currently, the NYSE or the Federal Reserve Board of Chicago will not open in observance of the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except with regard to the Money Market Funds which are declared daily and paid monthly. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in



PROSPECTUS--Institutional Shares       56
writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each of the Funds of the Group is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. Finally, in order to permit the Municipal Bond Fund and the Michigan Bond Fund each to distribute exempt-interest dividends which shareholders may exclude from their gross taxable income for federal income tax purposes, at least 50% of such Fund's total assets must consist of obligations the interest on which is exempt from federal income tax as of the close of each fiscal quarter of such Fund.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Taxes may be imposed on the Funds, particularly the Balanced Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

Dividends derived from exempt-interest income may be treated by an Exempt Fund's shareholders as items of interest excludable from their gross income. However, such dividends may be taxable to shareholders of the Municipal Bond Fund and the Tax-Free Fund under state or local law as ordinary


                                       57       PROSPECTUS--Institutional Shares
income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the Exempt Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Exempt Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such shareholder would be treated as a "substantial user" or a "related person" to such user under the Code). Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if an Exempt Fund distributes exempt-interest dividends during the shareholder's taxable year. It is anticipated that distributions from the Exempt Funds will not be eligible for the dividends-received deduction for corporations.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend, although the Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus. In addition, dividends attributable to interest on certain private activity bonds may have to be included in shareholders' income for purposes of calculating alternative minimum tax. See "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information for more information regarding the federal alternative minimum tax.

To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax. A shareholder should consult his or her own tax adviser for any special advice.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is


PROSPECTUS--Institutional Shares       58
computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities are includable in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. Securities. Taxable long-term capital gains distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND

Since all of the net investment income of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors are advised to consult their tax advisers concerning state and local taxes, which may differ from the federal, state and local income taxes described above.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in


                                       59       PROSPECTUS--Institutional Shares
nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services and published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and currently offers sixteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds and two Tax-Free Income Funds, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.


PROSPECTUS--Institutional Shares       60

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


As of June 30, 1996, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.


MULTIPLE CLASSES OF SHARES


In addition to Institutional Shares, the Group also offers Investor A Shares, Investor B Shares and Investor C Shares of the Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of Shares, call the Group at (800) 451-8377.


MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll-free
(800) 451-8377.


No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.


                                       61       PROSPECTUS--Institutional Shares

THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007


SUBADVISER (INTERNATIONAL FUND AND BALANCED FUND)
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201


DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219


CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California 94111


LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan 49007

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                               INVESTOR A SHARES
                               INVESTOR B SHARES
                               INVESTOR C SHARES
                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                     THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                      THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                                   FORM N-1A
                             CROSS-REFERENCE SHEET

PART B.  INFORMATION REQUIRED STATEMENT OF ADDITIONAL INFORMATION

ITEM NO.                                                         RULE 404(A) CROSS REFERENCE
-------------------------------------------------------------------------------------------------------------------------
10.      Cover Page   . . . . . . . . . . . . . . . . . .       Cover Page

11.      Table of Contents  . . . . . . . . . . . . . . .       Table of Contents

12.      General Information and History  . . . . . . . .       Not Applicable

13.      Investment Objectives and Policies . . . . . . .       Investment Objectives and Policies;
                                                                Investment Restrictions; Portfolio Turnover

14.      Management of the Fund . . . . . . . . . . . . .       Management of the Group

15.      Control Persons and Principal Holders of
         Securities . . . . . . . . . . . . . . . . . . .       Principal Holders of Voting Securities

16.      Investment Advisory and Other Services . . . . .       Investment Adviser; Administrator and Sub-Administrator;
                                                                Distributor; Custodian, Transfer Agent and Fund Accounting
                                                                Services; Independent Auditors; Legal Counsel

17.      Brokerage Allocations and Other Practices  . . .       Portfolio Transactions; Distributor

18.      Capital Stock and Other Securities . . . . . . .       Description of Shares

19.      Purchase, Redemption and Pricing of
         of Securities Being Offered  . . . . . . . . . .       Net Asset Value; Additional Purchase and Redemption Information

20.      Tax Status . . . . . . . . . . . . . . . . . . .       Additional Tax Information; Additional Tax Information
                                                                Concerning the Exempt Funds; Additional Tax Information
                                                                Concerning the International Fund and Emerging
                                                                Markets Fund

21.      Underwriters . . . . . . . . . . . . . . . . . .       Distributor

22.      Calculation of Performance Data  . . . . . . . .       Yields of the Money Market Funds; Yields of the Non-Money
                                                                Market Funds; Calculation of Total Return; Distribution Rates

23.      Financial Statements . . . . . . . . . . . . . .       Financial Statements



STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS

                      Statement of Additional Information



                               October 8, 1996

                                  GROWTH FUNDS
                             Parkstone Equity Fund
                      Parkstone Small Capitalization Fund
                      Parkstone Large Capitalization Fund
                     Parkstone International Discovery Fund
                        Parkstone Emerging Markets Fund*


                            GROWTH AND INCOME FUNDS
                            Parkstone Balanced Fund
                       Parkstone High Income Equity Fund

                                  INCOME FUNDS
                              Parkstone Bond Fund
                      Parkstone Limited Maturity Bond Fund
               Parkstone Intermediate Government Obligations Fund
                        Parkstone Government Income Fund

                             TAX-FREE INCOME FUNDS
                         Parkstone Municipal Bond Fund
                     Parkstone Michigan Municipal Bond Fund

                               MONEY MARKET FUNDS
                        Parkstone Prime Obligations Fund
                   Parkstone U.S. Government Obligations Fund
                            Parkstone Treasury Fund
                            Parkstone Tax-Free Fund
                       Parkstone Municipal Investor Fund*


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses (the "Prospectuses") of the Funds dated October 8, 1996 as supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of each of the Prospectuses may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 451-8377.


*As of the date of this Statement of Additional Information, the Parkstone Emerging Markets Fund and the Parkstone Municipal Investor Fund were not being offered to the public.


STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . .
         Additional Information on Portfolio Instruments  . . . . . . . . . .
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . .
         Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Valuation of the Money Market Funds  . . . . . . . . . . . . . . . .

         Valuation of the Non-Money Market Funds  . . . . . . . . . . . . . .

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . .

MANAGEMENT OF THE GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Trustees and Officers  . . . . . . . . . . . . . . . . . . . . . . .
         Investment Adviser and Subadviser  . . . . . . . . . . . . . . . . .
         Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . .
         Glass-Steagall Act . . . . . . . . . . . . . . . . . . . . . . . . .
         Administrator and Sub-Administrator  . . . . . . . . . . . . . . . .
         Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Distributor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Custodian, Transfer Agent and Fund Accounting Services . . . . . . .
         Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . .
         Legal Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . .

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Description of Shares  . . . . . . . . . . . . . . . . . . . . . . .
         Vote of a Majority of the Outstanding Shares . . . . . . . . . . . .
         Shareholder and Trustee Liability  . . . . . . . . . . . . . . . . .
         Additional Tax Information . . . . . . . . . . . . . . . . . . . . .

         Additional Tax Information Concerning the Exempt Funds . . . . . . .
         Additional Tax Information Concerning the International
           Fund and Emerging Markets Fund . . . . . . . . . . . . . . . . . .
         Yields of the Money Market Funds . . . . . . . . . . . . . . . . . .
         Yields of the Non-Money Market Funds . . . . . . . . . . . . . . . .

         Calculation of Total Return  . . . . . . . . . . . . . . . . . . . .
         Distribution Rates . . . . . . . . . . . . . . . . . . . . . . . . .
         Performance Comparisons  . . . . . . . . . . . . . . . . . . . . . .
         Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . .

PRINCIPAL HOLDERS OF VOTING SECURITIES  . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS


         The Parkstone Group of Funds (the "Group") is an open-end management investment company composed of eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. The separate investment portfolios of the Group enable the Group to meet a wide range of investment needs. This Statement of Additional Information contains information about each of the eighteen portfolios (collectively, the "Funds" and singly, a "Fund").

         The Group includes five money market funds: the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund and the Tax-Free Fund (collectively the "Money Market Funds"), each of which seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. The U.S. Government Obligations Fund invests primarily in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Prime Obligations Fund invests in high quality money market instruments. The Tax-Free Fund invests in high quality tax-exempt obligations and seeks to produce a high level of income which is exempt from federal income taxes. The Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such. The Municipal Investor Fund invests in high-quality money market instruments.

         In addition, the Group has thirteen variable net asset value Funds: the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the Balanced Fund, the Government Income Fund, the International Fund and the Emerging Markets Fund (collectively, the "Non-Money Market Funds"). The Equity Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Small Capitalization Fund seeks capital growth by investing primarily in a portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Large Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities of companies with large market capitalization. The High Income Equity Fund seeks current income as well as capital growth by investing in high quality dividend-paying stocks and securities convertible into common stocks. The Bond Fund seeks current income with preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Limited Maturity Bond Fund seeks current income with preservation of capital by investing in a portfolio of high and medium-grade fixed-income securities with maturities of six years or less. The Intermediate Government Obligations Fund seeks current income with preservation of capital by investing in a portfolio of U.S. government obligations with maturities of 12 years or less. The Municipal Bond Fund seeks federal tax-exempt income with preservation of capital by investing in tax-exempt fixed-income securities.
The Michigan Municipal Bond Fund (the "Michigan Bond Fund") seeks income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Michigan Bond Fund also seeks preservation of capital. The Balanced Fund seeks current income, long-term capital growth and conservation of capital. The Government Income Fund



STATEMENT OF ADDITIONAL INFORMATION
seeks to provide shareholders with a high level of current income consistent with prudent investment risk. The International Discovery Fund (the "International Fund") and the Emerging Markets Fund seek the long-term growth of capital. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund, International Fund and Emerging Markets Fund are sometimes herein referred to as the Growth Funds. The High Income Equity Fund and Balanced Fund are sometimes referred to as the Growth and Income Funds. The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are sometimes herein referred to as the Income Funds. The Michigan Bond Fund and Municipal Bond Fund are sometimes referred to as the Tax-Free Income Funds.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the sixteen Funds described above which are currently being offered to the public. As of the date of this Statement of Additional Information, neither the Emerging Markets Fund nor the Municipal Investor Fund were being offered to the public. Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the investment objectives and policies of each Fund of the Group as set forth in the respective Prospectus for that Fund.


         Bank Obligations. Each of the U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Municipal Investor Fund, Equity Fund, Small Capitalization Fund, Large Capitalization Fund, High Income Equity Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Balanced Fund, and Government Income Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.


         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.


         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Equity Fund, Small Capitalization Fund, Large Capitalization Fund, International Fund, Balanced



STATEMENT OF ADDITIONAL INFORMATION

Fund, High Income Equity Fund, Bond Fund, Government Income Fund and Limited Maturity Bond Fund may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.


         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.


         Subject to the limitations described in their respective Prospectuses, the Municipal Investor Fund, the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the Michigan Bond Fund and the Government Income Fund will purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"). The Tax-Free Fund may purchase commercial paper rated in the highest rating category assigned by an NRSRO. These Funds may also invest in commercial paper that is not rated but that is determined by First of America Investment Corporation ("First of America" or the "Investment Adviser"), under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Equity Fund, Small Capitalization Fund, Large Capitalization Fund, High Income Equity Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Balanced Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Equity Fund, Small Capitalization Fund, High Income Equity Fund, Bond Fund, Limited Maturity Bond Fund, Balanced Fund, Government Income Fund and International Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Equity Fund, Small Capitalization Fund, Large Capitalization Fund, High Income Equity Fund, Bond Fund, Limited Maturity Bond Fund, Balanced Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the



STATEMENT OF ADDITIONAL INFORMATION
earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.


         Foreign Investments. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the International Fund and the Emerging Markets Fund may from time to time temporarily hold funds in bank deposits in foreign currencies, the International Fund and the Emerging Markets Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.
Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Equity Fund, Small Capitalization Fund, Large Capitalization Fund, High Income Equity Fund, Bond Fund and Limited Maturity Bond Fund will acquire such securities only when First of America or Gulfstream Global Investors Ltd. ("Gulfstream" or the "Subadviser"), the Subadviser



STATEMENT OF ADDITIONAL INFORMATION
of the International Fund, Emerging Markets Fund and Balanced Fund, believes the risks associated with such investments are minimal.

         Variable and Floating Rate Notes. The Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may acquire variable and floating rate notes, subject to each such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by First of America under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result, or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within 7 days, such note will be treated as an illiquid security for purposes of calculation of the limitation on the Fund's investment in illiquid securities as set forth in that Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes invested in by the Prime Obligations Fund, U.S. Government Obligations Fund and the Tax-Free Fund may have maturities of more than 397 days, as follows:


         1. An instrument that is issued or guaranteed by the United States government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date of the next readjustment of the interest rate, whichever is less.


         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.


STATEMENT OF ADDITIONAL INFORMATION

         4. A floating rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.

         Money Market Mutual Funds. Each of the Non-Money Market Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Money Market Funds or another affiliated money market fund), provided that no more than 10% of a Non-Money Market Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Non-Money Market Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE GROUP - Investment Adviser," "Administrator and Sub- Administrator," "Distributor" and "Custodian, Transfer Agent and Fund Accounting Services") will not retain any portion of their usual service fees from a Non-Money Market Fund that are attributable to investments by such Fund in shares of the Money Market Funds if the fee is being taken in the Non-Money Market Fund. The Investment Adviser and the Administrator will promptly forward such fees to the Non-Money Market Fund. Each Non-Money Market Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated money market mutual funds.

         The Non-Money Market Funds will incur no sales charges, contingent deferred sales charges, 12b-1 fees, or other underwriting or distribution fees in connection with their investments in the Money Market Funds of the Group. The Non-Money Market Funds of the Group will vote their shares of each of the Money Market Funds of the Group in proportion to the vote by all other shareholders of such Money Market Fund. Moreover, no single Non-Money Market Fund of the Group may own more than 3% of the outstanding shares of any single Money Market Fund of the Group.


         Municipal Securities. As stated in the Prospectuses of the Tax-Free Fund and Municipal Bond Fund, the assets of such Funds will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). With respect to the Tax-Free Fund, Municipal Securities are expected to have remaining maturities of 397 days or less. Under normal market conditions, at least 80% of the total assets of each such Fund will be invested in Municipal Securities. The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in Municipal Securities. In addition, the Bond Fund, Limited Maturity Bond Fund and Prime Obligations Fund may invest in Municipal Securities but shall limit such investment to the extent necessary to preclude them from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").



STATEMENT OF ADDITIONAL INFORMATION

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Municipal Securities, the Tax-Free Fund and Municipal Bond Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, the notes are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

         The assets of the Michigan Bond Fund will be invested in obligations consisting of bonds, notes, commercial paper, and certificates of indebtedness, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for purposes of the federal alternative minimum tax) and in debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangible taxes ("Michigan Municipal Securities"). Under normal market conditions, at least 80% of the net assets of the Michigan Bond Fund will be invested in Michigan Municipal Securities, and at least 65% of the net assets of the Michigan Bond Fund will be invested in Michigan Municipal Securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities.

         Michigan Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Michigan Municipal Securities if the interest paid thereon is exempt from both federal and Michigan state income and intangibles taxes although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.


STATEMENT OF ADDITIONAL INFORMATION

         Other types of Michigan Municipal Securities which the Michigan Bond Fund may purchase are short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The two principal classifications of Municipal Securities and Michigan Municipal Securities (collectively, "Exempt Securities") consist of "general obligation" and "revenue" issues. The Tax-Free Fund, Municipal Bond Fund and Michigan Bond Fund (collectively the "Exempt Funds" and singly, an "Exempt Fund") may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent their opinions as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. First of America will consider such an event in determining whether a Fund should continue to hold the obligation.

         An issuer's obligations under Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Exempt Securities may be materially adversely affected by litigation or other conditions.

         Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

         Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


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         Taxable Obligations.  Under normal market conditions, each of the
Exempt Funds may invest up to 20% of its total assets in Taxable Obligations. Taxable Obligations may include: (1) obligations of the United States Treasury; (2) obligations of agencies and instrumentalities of the United States government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) taxable instruments subject to repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the securities it is selling at an agreed time and price). Certificates of deposit will be those of domestic branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000, or of savings and loan associations which are members of the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000. Bankers' acceptances will be guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $100,000,000. Obligations of the U.S. Treasury and U.S. government agencies and instrumentalities, bankers' acceptances, and certificates of deposit are described in this Statement of Additional Information.

         Options Trading. Each of the Non-Money Market Funds may purchase put and call options. A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Non-Money Market Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.


         Each of the Equity Fund, Small Capitalization Fund, Large Capitalization Fund, High Income Equity Fund, Balanced Fund, Government Income Fund, International Fund and Emerging Markets Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.



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         Puts.  Each Exempt Fund may acquire "puts" with respect to Exempt
Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Such Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to an Exempt Fund upon its exercise of a put is normally: (i) the Exempt Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Exempt Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Exempt Fund owned the securities, plus
(ii) all interest accrued on the Exempt Securities since the last interest payment date during that period.

         Puts may be acquired by the Exempt Funds to facilitate the liquidity of their respective portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar weighted average portfolio maturity of the Tax-Free Fund's assets pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Variable and Floating Rate Notes" and "NET ASSET VALUE" in this Statement of Additional Information.

         The Exempt Funds expect that each such Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Funds may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Exempt Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in First of America's opinion, present minimal credit risks.

         When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.


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         If the Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.


         Mortgage-Related Securities. Each of the Funds, except the International Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Bond Fund, Limited Maturity Bond Fund, Balanced Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund, may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectuses.


         Mortgage-related securities, for purposes of the Funds' Prospectuses and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.




               There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the


STATEMENT OF ADDITIONAL INFORMATION

Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Medium-Grade Securities. The Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, and Balanced Fund may each invest in securities which are rated within the four highest rating groups assigned by an NRSRO (e.g., including securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by First of America. ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of those Funds to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which such Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that


STATEMENT OF ADDITIONAL INFORMATION
those Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, First of America conducts its own independent credit analysis of Medium- Grade Securities.


         Restricted Securities. Each of Funds, except the Treasury Fund, may invest in Section 4(2) securities. "Section 4(2) securities," as described in the Prospectuses, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Funds will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% (10% in the case of the Money Market Funds) of the total assets of that Fund. The Group's Board of Trustees has delegated to First of America the day-to-day authority to determine whether a particular issue of Section 4(2) securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.


         First of America may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In making such determination, First of America generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         Repurchase Agreements. Securities held by each of the Group's Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker- dealers which First of America deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the


STATEMENT OF ADDITIONAL INFORMATION
disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements and Dollar Roll Agreements. As discussed in the Prospectuses, each of the Group's Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Income and Tax-Free Income Funds, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act.


         Futures Contracts. Each of the Growth Funds, Growth and Income Funds, Income Funds and the Municipal Bond Fund may enter into futures contracts.
This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.


         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had


STATEMENT OF ADDITIONAL INFORMATION
not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


         Forward Foreign Currency Exchange Contracts. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


         No Fund intends to enter into such forward contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure in such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency. First of America and Gulfstream believe that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Group's Custodian segregates cash or liquid high- grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract with a term longer than one year.


         Foreign Currency Options. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.


         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.


STATEMENT OF ADDITIONAL INFORMATION

         Foreign Currency Futures Transactions.   Each of the Funds, except the
Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency futures transactions. As part of its financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.


         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

         Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


         Lending of Portfolio Securities. In order to generate additional income, each of the Funds may from time to time lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by First of America or Gulfstream and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which First of America or Gulfstream has determined are creditworthy under guidelines established by the Group's Board of Trustees.



STATEMENT OF ADDITIONAL INFORMATION

Investment Restrictions

         Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         None of the Money Market Funds may:

         Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         None of the Non-Money Market Funds may:

         Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of securities and except as may be necessary to make margin payments in connection with foreign currency futures and other derivative securities transactions.


         None of the Funds, with the exception of the Michigan Bond Fund, may:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         Irrespective of this investment restriction, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES - The Money Market Funds."

         The Michigan Bond Fund may not:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

         For purposes of this investment limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect



STATEMENT OF ADDITIONAL INFORMATION
to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.


         None of the Funds will:

         1. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund;

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction);


         4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         5. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;

         6. Enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements;

         7. Issue senior securities except as permitted by 1940 Act rule, order or interpretation thereunder; or

         8. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.



STATEMENT OF ADDITIONAL INFORMATION

         9. Write any call options on securities unless the securities are held by the Fund or unless the Fund is entitled to such securities in deliverable form in exchange for cash in an amount which has been segregated for payment or without further payment. In no event will a Fund write call options in excess of 5% of its total assets.

         For purposes of investment limitation number 4 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.


         The following additional investment restrictions may be changed without the vote of a majority of the outstanding shares of a Fund. None of the Funds may:

         1.  Engage in any short sales;

         2. Invest more than 10% of the Fund's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

         3. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Group and the officers or directors of its Investment Adviser and of its Administrator, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;



         5. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction); or


         6. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.


         In addition, the Tax-Free Fund may not:

         1. Acquire a put, if, immediately after such acquisition, over 5% of the total amortized cost value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and
(ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction number 2 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price; or

         2. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after


STATEMENT OF ADDITIONAL INFORMATION
that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Fund's assets.

         The Municipal Bond Fund may not:

         1. Acquire a put, if, immediately after such acquisition, over 5% of the total value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction number 2 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price; or

         2. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total value of the Fund's assets.

         The Michigan Bond Fund may not:

         Purchase securities of any one issuer if, at the time of purchase, the Fund would hold more than 10% of the voting securities of such issuer except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

         If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth above, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         The Group has represented to the Texas State Securities Board, on behalf of each investment portfolio, that none of those investment portfolios will invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate). The Group intends to comply with these representations for as long as the Group has the shares of its investment portfolios registered for sale in the State of Texas.


         In addition, the Group has represented to the Wisconsin Securities
Bureau: (1) on behalf of the Equity Fund, High Income Equity Fund, Small Capitalization Fund and Large Capitalization Fund that each of those Funds will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years and will not invest more than 5% of its total assets in equity securities of



STATEMENT OF ADDITIONAL INFORMATION
issuers which are not readily marketable; (2) on behalf of the Balanced Fund, that the Fund will not invest: (a) more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, (b) more than 5% of its total assets in equity securities of issuers which are not readily marketable, (c) in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities, if as a result thereof, more than 5% of its assets would be so invested; (3) on behalf of the International Fund, that the Fund will not invest: (i) more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and (ii) more than 5% of its net assets in warrants valued at the lower of cost or market, provided that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges, and that for purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value; and (4) on behalf of each of the Balanced Fund and the International Fund, that these Funds would not invest more than 5% of its total assets in securities of issuers which the Group is restricted from selling to the public without registration under the 1933 Act and excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that the Group's Board has determined to be liquid, or including those that are subject to legal or contractual restrictions on disposition; provided, however, that upon appropriately amending the Funds' Prospectuses, such Funds reserve the right to increase such 5% limitation described in this subparagraph to 10%. The Group intends to comply with these representations for so long as the Group has its shares registered for sale in the State of Wisconsin.


         In addition, the Group has represented to the Texas State Securities Board, on behalf of each investment portfolio, that each investment portfolio will not invest more than 5% of its net assets in warrants valued at the lower of cost or market value; provided that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For the purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value. The Group intends to comply with this representation with respect to a Fund provided the Group has shares of that Fund registered for sale in the State of Texas.

         Finally, the Group, on behalf of the Government Income Fund, has adopted the following non-fundamental policies (and therefore may be changed without the vote of shareholders) pursuant to its representations to the Texas State Securities Board:

         The Government Income Fund may not:

         1. Partnership Interests. Invest in limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate; and

         2. Warrants. Invest more than 5% of the value of its net assets in warrants valued at the lower of cost or market, including within such amount, but not to exceed 2% of the value of such Fund's net assets, investments in warrants which are not listed on the New York or American Stock Exchanges.


STATEMENT OF ADDITIONAL INFORMATION

Portfolio Turnover

         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


         Because each Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. Portfolio turnover rates for each of the other Funds for the fiscal years ended June 30, 1996 and 1995, were as follows:

                                                  Year Ended               Year Ended
                                                June 30, 1996            June 30, 1995
 Fund                                             (Percent)                (Percent)
 ----                                            -------------           -------------
 Equity                                               49.27                  46.39
 Small Capitalization                                 67.22                  50.53
 Large Capitalization(1)                               0.86                    N/A
 High Income Equity                                   40.75                  77.70
 Bond                                              1,189.27               1,010.64
 Limited Maturity Bond                               618.60                 397.97
 Intermediate Government Obligations                 916.39                 549.13
 Municipal Bond                                       47.46                  35.15
 Michigan Bond                                        27.66                  26.06
 Balanced                                            437.90                 250.66
 Government Income                                   348.01                 114.71
 International                                        54.47                 104.39

(1) Portfolio turnover rates were only available for the Large Capitalization Fund since its inception on December 28, 1995.

         The portfolio turnover rates for the Funds of the Group may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and, in the case of the Municipal Bond Fund and the Michigan Bond Fund, by requirements which enable those Funds to receive certain favorable tax treatments. With respect to the Large Capitalization Fund, the Investment Adviser anticipates that annual portfolio turnover rates will remain below 100%. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.



STATEMENT OF ADDITIONAL INFORMATION

                                NET ASSET VALUE


         As indicated in the Prospectuses, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectuses on each Business Day of the Group. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Chicago is open and, any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE or the Federal Reserve Bank of Chicago will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The offering prices for Investor A Shares of the Non-Money Market Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                           $187,015,468.21
         Outstanding Shares                                     5,472,669.954
         Net Asset Value Per Share                                     $34.17
         Sales Charge, 4.50% of
           the offering price (4.71% of NAV) per share                  $1.61
         Offering Price                                                $35.78
                                                               ==============

         The offering prices for Investor B Shares of the Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                             $30,309,759.77
         Outstanding Shares                                        897,147.521
         Net Asset Value Per Share                                      $33.78
         Sales Charge                                                    $0.00
         Offering Price                                                 $33.78
                                                                ==============

         The offering prices for Investor C Shares of the Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                              $5,751,343.14
         Outstanding Shares                                        170,011.391
         Net Asset Value Per Share                                      $33.83
         Sales Charge                                                    $0.00
         Offering Price                                                 $33.83
                                                                 =============



STATEMENT OF ADDITIONAL INFORMATION

         The offering prices for Institutional Shares of the Non-Money Market Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                        $528,866,186.41
         Outstanding Shares                                 15,328,738,672
         Net Asset Value Per Share                                  $34.50
         Sales Charge                                                $0.00
         Offering Price                                             $34.50
                                                           ===============


Valuation of the Money Market Funds

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price one of these Funds would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.


         Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average maturity appropriate to each Fund's objective of maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of each of these Funds, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Investment Adviser.


Valuation of the Non-Money Market Funds

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for


STATEMENT OF ADDITIONAL INFORMATION
which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


        Each of the classes of shares of the Group's Funds is sold on a continuous basis by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor" or "BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing shares directly from BISYS, Institutional Shares may be purchased at net asset value through procedures established by BISYS in connection with the requirements of financial institutions, including the Trust Department of First of America Bank-Michigan, N.A. ("FOA-Michigan"), the parent of the Group's Investment Adviser, First of America, or FOA-Michigan's affiliated entities acting on behalf of customers for investment of funds that are held by such Trust Department in a fiduciary, agency, custodial or similar capacity, although currently Institutional Shares are only being offered to the trust departments of FOA-Michigan and its affiliates.


         As stated in the relevant Prospectuses, the public offering price of Investor A Shares of the Money Market Funds is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Investor A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Investor A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "HOW TO BUY INVESTOR A SHARES" in the relevant Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Investor A Share Prospectus applies to purchases of Investor A Shares of a Fund.


         The public offering price of Investor B Shares of each Fund is their net asset value per share, although Investor B Shares redeemed prior to four years from the date of purchase may be subject to a contingent deferred sales charge of 1.00 to 4.00%.

         The public offering price of the Investor C Shares of each Fund is their net asset value per share. Investor C Shares redeemed prior to one year from the date of purchase may be subject to a contingent deferred sales charge of 1.00%.


         The Group may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair market value of its net assets.


STATEMENT OF ADDITIONAL INFORMATION

         The Money Market Funds may redeem shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE - Valuation of the Money Market Funds" in this Statement of Additional Information.

                            MANAGEMENT OF THE GROUP

Trustees and Officers

         Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's Funds. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The Trustees of the Group, their addresses, and principal occupations during the past five years are as follows:


  NAME, ADDRESS                            POSITION(S) HELD                   PRINCIPAL OCCUPATION
  AND BIRTH DATE                            WITH THE GROUP                      DURING PAST 5 YEARS
  --------------                            --------------                      -------------------
George R. Landreth*                         Chairman of the Board     From December 1992 to present, employee
3435 Stelzer Road                           and Trustee               of BISYS; from July 1991 to December
Columbus, Ohio  43219                                                 1992, employee of PNC Financial
July 11, 1942                                                         Corporation; from October 1984 to July
                                                                      1991, employee of The Central Trust Co.,
                                                                      N.A.

Robert M. Beam                              Trustee                   From 1985 to present, Vice President for
3080 Seibert Admin. Bldg.                                             Business and Finance and Treasurer of
Western Michigan University                                           Western Michigan University
Kalamazoo, Michigan  49008
August 2, 1943

Adrian Charles Edwards                      Trustee                   Since 1964, Professor of Finance and
College of Business                                                   Commercial Law, Western Michigan
Western Michigan University                                           University; since 1977, owner, Economic
260 North Hall                                                        and Financial Analysis (financial
Kalamazoo, Michigan  49008                                            consulting)
April 22, 1936

Lawrence D. Bryan                           Trustee                   From August 1, 1996 to present, Self-
1200 Academy Street                                                   Employed Educational Consultant; From
Kalamazoo, Michigan  49006                                            1990 to July 31, 1996, President,
January 30, 1945                                                      Kalamazoo College

* Mr. Landreth is considered to be an "interested person" of the Group as defined in the 1940 Act.

         Stephen G. Mintos, Executive Vice President of BISYS Fund Services, L.P., served as Chairman of the Board and Trustee until his resignation on May 23, 1996.



STATEMENT OF ADDITIONAL INFORMATION

         The Group paid an aggregate of $44,500 in Trustees' fees and expenses for the fiscal year ended June 30, 1996, to all Trustees of the Group (excluding Mr. Landreth who receives no compensation). All of the Trustees also serve as Trustees of The Parkstone Advantage Fund, an open-end investment company managed by the Group's Investment Adviser as an investment vehicle for insurance company separate accounts. The following table depicts, for the fiscal year ended June 30, 1996, the compensation received by each of the Trustees from the Group and in total from all investment companies managed by the Investment Adviser to the Group.


                               COMPENSATION TABLE

                                                               PENSION OF                                       TOTAL COMPENSATION
                                                           RETIREMENT BEMEFOTS         ESTIMATED ANNUAL         FROM GROUP AND THE
                                 AGGREGATE COMPENSATION    ACCRUED AS PART OF           BENDFITS UPON          PARKSTONE ADVANTAGE
           NAME OF TRUSTEE          FROM THE GROUP            FUND EXPENSES              RETIREMENT           FUND PAID TO TRUSTEES
           ---------------       ----------------------    -------------------         ----------------       ---------------------

 Stephen G. Mintos*                       none                      none                      none                      none

 George R. Landreth                       none                      none                      none                      none

 Robert M. Beam                         $13,500                     none                      none                     $18,500


 Lawrence D. Bryan                      $11,500                     none                      none                     $18,500

 Adrian Charles Edwards                 $13,500                     none                      none                     $18,500

 Wen Chao Chen*                          $3,000                     none                      none                      $3,000

 Howard D. Kalleward*                    $3,000                     none                      none                      $3,000

* Mr. Mintos served as Chairman of the Board and Trustee until his resignation on May 23, 1996. Messrs. Chen and Kalleward served as Trustees until their resignations on August 25, 1995.


         The officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                                POSITION(S) HELD                PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                            WITH THE GROUP                  DURING PAST 5 YEARS
---------------------                            --------------                  -------------------
Scott A. Englehart, 34                              President         From October, 1990 to present, employee
BISYS Fund Services                                                   of BISYS
3435 Stelzer Road
Columbus, Ohio  43219

J. David Huber, 50                               Vice President       From June, 1987 to present, Executive
BISYS Fund Services                                                   Vice President of BISYS
3435 Stelzer Road
Columbus, Ohio  43219



STATEMENT OF ADDITIONAL INFORMATION



                                                POSITION(S) HELD              PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                            WITH THE GROUP                DURING PAST 5 YEARS
---------------------                           ----------------              --------------------
William J. Tomko, 37                             Vice President       From April, 1987 to present, employee of
BISYS Fund Services                                                   BISYS
3435 Stelzer Road
Columbus, Ohio  43219

George O. Martinez, 37                           Vice President       From March, 1995 to present, employee of
BISYS Fund Services                                                   BISYS; From June, 1989 to March, 1995,
3435 Stelzer Road                                                     Vice President and Associate General
Columbus, Ohio  43219                                                 Counsel, Alliance Capital Management

Brian Barker, 38                                 Vice President       From February 1993 to present, Client
BISYS Fund Services                                                   Services Manager, BISYS; from November
157 S. Mall Plaza                                                     1989 to February 1993, Direct Lending
Kalamazoo, Michigan  49007                                            Manager, Bank One; From July 1984 to
                                                                      November 1989, Regional Manager,
                                                                      Jefferson Savings Bank

Timothy A. Thiebout, 29                             Secretary         From June 1992 to present, Client
BISYS Fund Services                               and Treasurer       Services Manager, BISYS; from July 1990
157 S. Mall Plaza                                                     to June 1992, Mutual Fund Specialist,
Kalamazoo, Michigan  49007                                            First of America Brokerage Service

         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. As Administrator, BISYS receives fees from the Group. As Distributor, BISYS may retain all or a portion of any sales charge on the shares sold and may receive fees under the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc. ("BISYS Ohio," the "Transfer Agent" or the "Fund Accountant") receives fees from the Group for acting as transfer agent and providing certain fund accounting services. Messrs. Englehart, Huber, Tomko, Martinez, Barker, and Thiebout are employees of BISYS or BISYS Ohio. No person who is an officer, director or employee of First of America, or any of its affiliates serves as a Trustee, officer or employee of the Group.



Investment Adviser and Subadviser
---------------------------------



         Subject to the general supervision of the Group's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Funds of the Group by First of America, formerly Securities Counsel, Inc., pursuant to the Investment Advisory Agreement dated July 9, 1987, as amended (with respect to the Money Market Funds) and the Investment Advisory Agreement dated September 8, 1988, as amended (with respect to the Equity Fund, Small Capitalization Fund, Large Capitalization Fund, High Income Equity Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Balanced Fund and Government Income Fund) (the "First Investment Advisory Agreements") and the Investment Advisory Agreement dated as of December 22, 1992, as amended (with respect to the



STATEMENT OF ADDITIONAL INFORMATION

International Fund and Emerging Markets Fund) (the "Second Investment Advisory Agreement") (together called the "Investment Advisory Agreements").


         First of America is a wholly-owned subsidiary of FOA-Michigan which in turn is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"), a publicly-held bank holding company.


         Under the Investment Advisory Agreements, First of America has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Group's Funds as described in their
Prospectuses.   For the services provided and expenses assumed pursuant to the
Investment Advisory Agreements, each of the Group's Funds pays First of America a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 0.40% for the Money Market Funds; 0.74% for the Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund and Government Income Fund; 1.00% for the Equity Fund, Small Capitalization Fund, Large Capitalization Fund, High Income Equity Fund and Balanced Fund; for the International Fund; 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million 1.15% of average daily net assets between $100 million and $400 million, and 1.05% of average daily net assets above $400 million; and, for the Emerging
Markets Fund, 1.25% of the Fund's average daily net assets.   While the fees
for these last seven Funds is higher than the advisory fees paid by most mutual funds, the Board of Trustees of the Group believes them to be comparable to advisory fees paid by many funds having objectives and policies similar to those Funds. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

         Pursuant to each of the Investment Advisory Agreements, First of America will pay all expenses, including, as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

         Pursuant to the terms of the Group's Second Investment Advisory Agreement, First of America may retain a subadviser to manage the investment and reinvestment of the assets of the International Fund and the Emerging Markets Fund, subject to the direction and control of the Group's Board of Trustees. Pursuant to an amendment to the Group's Investment Advisory Agreement relating to the Balanced Fund approved by that Fund's shareholders on February 28, 1995, First of America may also retain a subadviser to manage the investment and reinvestment of the assets of the Balanced Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

         As of January 1, 1995, First of America entered into a Sub-Investment Advisory Agreement between First of America and Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201 (the "Initial Sub-Investment Advisory Agreement") which had been approved by the Trustees. Pursuant to the terms of the Initial Sub-Investment Advisory Agreement, Gulfstream was retained by First of America to manage the investment and reinvestment of the assets of the International Fund, subject to the direction and control of First of America and the Group's Board of Trustees. At a meeting of shareholders held on February 28, 1995,



STATEMENT OF ADDITIONAL INFORMATION
shareholders of the International Fund and the Balanced Fund approved both the Initial Sub-Investment Advisory Agreement and the Sub-Investment Advisory Agreement between First of America and Gulfstream which became effective upon the acquisition by FABC of a controlling interest in Gulfstream (the "Current
Sub-Investment Advisory Agreement").   The terms of the Current Sub-Investment
Advisory Agreement, except for the addition of the Emerging Markets Fund and the Balanced Fund, are identical to those of the Initial Sub-investment Advisory Agreement. Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream currently provides sub-investment advisory services to the International Fund, Emerging Markets Fund and Balances Fund.

         Under the Current Sub-Investment Advisory Agreement, Gulfstream is responsible for the day-to-day management of the International Fund, the Emerging Markets Fund and the portion of the Balanced Fund invested in foreign securities. Gulfstream also has responsibility for reviewing investment performance, policies and guidelines, and maintaining certain books and records. First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to these Funds' investments in the United States and otherwise participate to the extent it deems necessary or desirable in day-to-day management of the Funds.

         For its services provided and expenses assumed pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream is entitled to receive from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Fund which are invested in foreign securities, of 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000. Gulfstream is also entitled to receive from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Emerging Markets Fund's average daily net assets. As of the date of this Statement of Additional Information, shares of the Emerging Markets Fund were not being offered to the public.

         Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream will pay all expenses incurred by it in connection with its activities under the Current Sub-Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.


         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen
C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. Prior to a series of transactions with First of America, described below, the Sail Company, a Delaware corporation, ("Sail") was the sole limited partner, holding a 49% interest in Gulfstream. Sail is a wholly-owned subsidiary of Rosewood Investments, Inc., a Delaware corporation, 100 Crescent Court, Suite 550, Dallas, Texas 75201.



STATEMENT OF ADDITIONAL INFORMATION

         On December 7, 1994, Gulfstream, Sail, TDMT and the Corporation entered into a Partnership Interest Purchase Agreement (the "Acquisition Agreement") under which First of America acquired a controlling interest in Gulfstream. The Acquisition Agreement provided for the following transactions. First, the Corporation acquired all of Sail's limited and preferred partnership interests for a cash payment. Second, TDMT paid to Sail an additional amount with the proceeds of a loan to TDMT by the FABC, which loan bears interest at the annual rate of 10%. Third, the First of America committed to contribute to Gulfstream additional working capital to be represented by an additional preferred partnership interest. Fourth, TDMT granted to First of America an irrevocable 3-year option to acquire up to an additional 20% partnership interest in Gulfstream, which option became exercisable when Gulfstream's annualized revenue derived from sources attributable to FABC satisfied certain revenue targets. First of America's exercise price was established at five times Gulfstream's annualized revenue not derived from sources attributable to the FABC multiplied by the additional percentage partnership interest acquired by the First of America. TDMT also granted First of America another irrevocable 3-year option to acquire an additional 3% partnership interest in Gulfstream exercisable upon First of America's acquisition of an aggregate 69% partnership interest but not sooner than 1995. Fifth, TDMT and First of America granted each other rights of first refusal with respect to any sale or any other disposition of their respective interests in Gulfstream. These transactions were consummated on February 28, 1995. On August 31, 1996, First of America exercised options to increase its interest in Gulfstream to 72%.




As of June 30, 1996, Gulfstream had over $596 million in international assets of institutional, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream personnel average 20 years investment experience and 9 years of international investment experience.

         Gulfstream's investment process is designed to provide long-term growth of capital. Like First of America, Gulfstream focuses on identifying companies world-wide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small to medium capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. First of America and the Trustees of the Group believe that Gulfstream's style of investment management is well-suited to the investment objective and policies of the International Fund, Emerging Markets Fund and Balanced Fund.



         For the fiscal years ended June 30, 1996, 1995 and 1994, First of America collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its investment advisory services to the indicated Funds under the Investment Advisory Agreements:

                                                           Fiscal Years Ended June 30,
------------------------------------------------------------------------------------------------------------------------------------
                    FUND                                   1996                     1995                            1994
                                                           ----                     ----                            ----
                                              Gross              Fees          Gross             Fees          Gross         Fees
                                               Fees          Voluntarily        Fees         Voluntarily        Fees     Voluntarily
                                            Collected          Reduced        Collected         Reduced       Collected     Reduced
                                            ---------          -------        ---------         -------       ---------     -------
 Prime Obligations                          $3,144,270               84      $2,869,890              --      $2,500,897        --

 U.S. Government Obligations                 1,638,981               17       1,403,045              --       1,697,301        --

 Tax-Free                                      629,497                6         538,122              --         527,451        --

 Equity                                      8,178,104            2,655       6,316,594           11,380      6,532,034        --

 Small Capitalization                        5,765,210            8,667       3,748,619            3,257      3,607,545        --



STATEMENT OF ADDITIONAL INFORMATION

                                                           Fiscal Years Ended June 30,
------------------------------------------------------------------------------------------------------------------------------------
                    FUND                                   1996                     1995                            1994
                                                           ----                     ----                            ----
                                              Gross              Fees          Gross             Fees          Gross         Fees
                                               Fees          Voluntarily        Fees         Voluntarily        Fees     Voluntarily
                                            Collected          Reduced        Collected         Reduced       Collected     Reduced
                                            ---------          -------        ---------         -------       ---------     -------
 Large Capitalization(2)                       432,969           19,514             --               --               --       --

 High Income Equity                          4,277,488              206       4,261,431              --         4,722,119      --

 International                               3,968,550            3,839       3,473,278           39,374        2,819,335      --

 Bond                                        4,106,765          222,927       3,466,174          198,864        3,534,608   191,595

 Limited Maturity Bond                       1,155,348          296,518         934,167          322,257        1,315,801   338,089

 Intermediate Government Obligations         1,982,604          106,662       2,030,855          115,234        2,366,043   128,052

 Municipal Bond                              1,079,024          276,973         827,634          285,574        1,198,100   307,704

 Michigan Bond                               1,653,555          424,702       1,193,600          412,165        1,621,093   416,624

 Balanced                                    1,168,319          292,740         694,277          231,904          609,482   153,103

 Government Income                           1,384,056          542,801         707,946          456,489        1,024,207   402,042

 Treasury(1)                                 1,300,994            1,189         838,130              --           238,642      --

(1)Commenced operations December 1, 1993
(2)Commenced operations December 27, 1995

         No amounts were paid to First of America on behalf of the Municipal Investor Fund or the Emerging Markets Fund under the Investment Advisory Agreements for the year ended June 30, 1996, as such Funds had not commenced operations as of that date.


         Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Current Sub- Investment Advisory Agreement continues in effect successive one-year periods ending December 31, if such continuance is approved as described above with respect to the Investment Advisory Agreements. The Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by First of America or, in the case of Gulfstream, on 150 days' prior written notice from Gulfstream. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement provide that neither First of America nor Gulfstream shall be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment adviser or subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

         From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective shareholders of the Funds may include descriptions of the Investment Adviser or Subadviser including, but not limited to, (i) descriptions of the Investment Adviser's


STATEMENT OF ADDITIONAL INFORMATION
or Subadviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Investment Adviser's or Subadviser's operations.

Portfolio Transactions


         With respect to all Funds of the Group other than the International Fund and Emerging Markets Fund, pursuant to the First Investment Advisory Agreements, First of America determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. With respect to the International Fund, Emerging Markets Fund and the portion of the Balanced Fund invested in foreign securities, pursuant to the terms of the Current Sub-Investment Advisory Agreement, Gulfstream determines, subject to the general supervision of First of America, the Board of Trustees of the Group and in accordance with each of the investment objectives and restrictions of these Funds, which securities are to be purchased and sold by the International Fund, Emerging Markets Fund and foreign securities portion of the Balance Fund, and which brokers are to be eligible to execute the portfolio transactions of the International Fund, Emerging Markets Fund and foreign securities portion of the Balanced Fund.


         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by First of America or Gulfstream in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to First of America or Gulfstream may receive orders for transactions on behalf of the Group. Information so received is in addition to and not in lieu of services required to be performed by First of America or Gulfstream and does not reduce the fees payable to such advisers by the Group or First of America, as the case may be. Such information may be useful to First of America or Gulfstream in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to such advisers in carrying out their obligations to the Group.


         While First of America and Gulfstream generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above. For the fiscal years ended June 30, 1996, 1995 and 1994, the Group paid an aggregate of approximately $3,615,061, $9,577,000 and $3,528,301, respectively, as brokerage commissions on behalf of the Funds.



STATEMENT OF ADDITIONAL INFORMATION

         The Group will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with FOA-Michigan (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other portfolio, investment company or account managed by First of America. Any such other portfolio, investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which First of America believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, First of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other portfolio, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements, in making investment recommendations for the Group, First of America will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of First of America, its parent or its subsidiaries or affiliates and, in dealing with its customers, First of America, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.


        Each of the Prime Obligations Fund, Balanced Fund, Bond Fund, Limited Maturity Bond Fund and U.S. Government Income Fund held, from time to time during the fiscal year ended June 30, 1996, securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies, including: with respect to the Prime Obligations Fund, those of American Express, Associates Corp., Bank of America, Bank of California, Barclays, Bear Stearns, Beneficial, Chase Securities, Chemical Bank, Citicorp, Commerze Bank, Dean Witter, John Deere, First Boston, First Chicago, Ford Motor Credit, GE Capital Corp., GMAC, Goldman Sachs, International Business Machines, Lehman Brothers, Merrill Lynch, Mitsubishi Global, JP Morgan, Morgan Stanley, Nomura Securities, Norwest, Paine Webber, Prudential Bache, Republic, Sanwa Bank, Smith Barney, Societe Generale and Wachovia Bank; with respect to the Balanced Fund, those of Dean Witter, GMAC and Goldman Sachs; with respect to the Bond Fund, those of Associates Corp., John Deere, Dresdner, First Union, Ford Motor Credit, GMAC, Goldman Sachs, Lehman Brothers, Morgan Stanley, Prudential Bache and Salomon Brothers; with respect to the Limited Maturity Bond Fund, those of American Express, Bank of America, Barclays, Goldman Sachs, Lehman Brothers and Wachovia Bank; and with respect to the U.S. Government Income Fund, those of Lehman Brothers and Prudential Bache. As of June 30, 1996, the Prime Obligations Fund held the following amounts of the securities of American Express, Associates Corp., Bank of America, Bear Stearns, Chase, Chemical Bank, Dean Witter, First Chicago, GE Capital Corp., GMAC, Goldman Sachs, JP Morgan, Merrill Lynch, Mitsubishi Global, Morgan Stanley, Nomura, Norwest, Paine Webber, Smith Barney and Societe Generale, respectively:
$4,966,937.50, $4,966,937.50, $5,000,000.00, $12,000,000.00, $4,891,055.56,
$6,986,525.00, $11,015,574.14, $5,034,393.43, $8,292,443.21, $9,750,333.33,
$45,046,947.22, $9,923,000.00, $6,967,570.56, $9,997,055.56, $35,000,000.00,
$19,000,000.00, $4,963,454.17, $25,000,000.00, $5,005,096.44 and $4,989,986.11.
As of June 30, 1996, the Balanced Fund held the following amounts of the securities of Dean Witter, GMAC, Goldman Sachs and Lehman Brothers, respectively: $496,875.00, $657,000.00, $3,579,000.00 and $2,331,031.00. As
of June 30, 1996, the Bond Fund held the following amounts of the securities of Ford Motor Credit, GMAC, Goldman Sachs, Lehman Brothers, Morgan Stanley and Prudential Bache, respectively: $3,011,250.00, $5,012,500.00, $970,000.00,
$9,482,282.50, $20,000,000.00 and $6,938,750.00.  As of June 30, 1996, the
Limited Maturity Bond Fund held the following amounts of the securities of American Express, Barclays, Goldman Sachs, Lehman Brothers and Wachovia Bank, respectively: $3,247,500.00, $3,236,250.00, $5,717,000.00, $11,539,040.97 and
$1,001,250.00. As of June 30, 1996, the U.S. Government Income Fund held $648,358.68 of the securities of Prudential Bache.


Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank


STATEMENT OF ADDITIONAL INFORMATION
from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.

         First of America believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectuses, this Statement of Additional Information and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict First of America from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by First of America, the Board of Trustees of the Group would review the Group's relationship with First of America and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of First of America and/or FABC's affiliated and correspondent banks in connection with customer purchases of shares of the Group, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Group's method of operations would affect its daily net asset value per share or result in financial losses to any customer.

Administrator and Sub-Administrator


         BISYS, formerly the Winsbury Company Limited Partnership, serves as administrator (the "Administrator") to the Group pursuant to the Administration Agreement dated January 1, 1995, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by First of America under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreements, by Union Bank of California, N.A. ("Union Bank" or the "Custodian") under the Custody Agreement, and by BISYS Ohio under the Transfer Agency Agreement and Fund Accounting Agreement). The



STATEMENT OF ADDITIONAL INFORMATION

Administrator is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.


         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Group; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Funds, determine the actual variance from $1.00 of the Fund's net asset value per share; and generally assist in all aspects of the Group's operations other than those performed by First of America under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreements, by Union Bank under the Custody Agreements and by BISYS under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Pursuant to its authority to delegate its responsibilities under the Administration Agreement, the Administrator has engaged First of America to provide certain services as Sub-Administrator to the Funds of the Group. First of America serves as Sub-Administrator to the Group pursuant to a Sub-Administration Agreement dated as of January 1, 1995, as amended, and receives a fee from the Administrator for its services. Under the Sub-Administration Agreement, First of America will assist the Administrator by providing, upon the request of the Administrator, services which are incidental to, but not included among, its duties as Investment Adviser to the Group. These services include preparation of reports and documents necessary to calculate daily expense accruals, to update the financial accounts and records of the Funds and to prepare certain federal and state tax returns.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) the fee calculated at the annual rate of 0.20% of that Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon in writing by the Group and the Administrator. As Sub-Administrator, First of America is entitled to receive a fee from the Administrator of not more than 0.05% of each Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.


STATEMENT OF ADDITIONAL INFORMATION

         For the fiscal years ended June 30, 1996, 1995 and 1994, the Administrator collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its administrative services to the indicated Funds:


                                                           Fiscal Years Ended June 30,
------------------------------------------------------------------------------------------------------------------------------------
                    FUND                                   1996                    1995                             1994
                    ----                                   ----                    ----                             ----
                                        Gross             Fees            Gross            Fees            Gross            Fees
                                         Fees         Voluntarily         Fees          Voluntarily         Fees         Voluntarily
                                       Collected        Reduced         Collected         Reduced        Collected         Reduced
                                       ---------        -------         ---------         -------        ---------         -------
 Prime Obligations                     $1,572,135         $157,229       $1,291,451          143,495      $1,250,448      $125,045

 U.S. Government Obligations              819,490           81,957          631,370           70,152         848,651        84,868

 Tax-Free                                 314,749           31,478          189,334           79,617         263,725       131,863

 Equity                                 1,635,613              --         1,263,319            2,276       1,306,414          --

 Small Capitalization                   1,153,042            1,736          749,724              651         721,500          --

 Large Capitalization(2)                  108,242            4,880             --                --             --            --

 High Income Equity                       855,486               28          852,286              --          944,404          --

 International                            677,155              613          514,123           76,940         478,241       120,283

 Bond                                   1,109,936          277,654          620,206          370,343         955,299       477,726

 Limited Maturity Bond                    312,256           78,030          210,022          129,552         355,622       177,872

 Intermediate Government Obligations      535,839          133,851          358,684          221,339         639,471       319,758

 Municipal Bond                           291,628          145,801          164,782          136,085         323,811       176,224

 Michigan Bond                            446,907          223,479          217,018          216,973         438,133       219,139

 Balanced                                 233,664              176          162,703           22,533         121,896        30,621

 Government Income                        374,069           93,652          196,323          118,390         276,813       138,554

 Treasury(1)                              649,909          324,958          121,978          297,087         119,319       119,319

(1)Commenced operations December 1, 1993
(2)Commenced operations December 27, 1995


         Unless sooner terminated as provided therein, the Administration Agreement and the Sub-Administration Agreement will continue in effect until December 31, 1999. The Administration Agreement and the Sub-Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement and the Sub-Administration Agreement are each terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement (or Sub-Administration Agreement, as the case may be) and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Group's Board of Trustees or by the Administrator (or Sub-Administrator, in the case of the Sub-Administration Agreement).

         The Administration Agreement and the Sub-Administration Agreement provide that the Administrator and the Sub-Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Group in connection with the matters to which the Administration Agreement or the Sub-Administration Agreement relate, except a loss resulting


STATEMENT OF ADDITIONAL INFORMATION
from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator or the Sub-Administrator of its obligations and duties thereunder.

Expenses

         If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, First of America, Gulfstream (only with respect to the International Fund and Emerging Markets Fund) and the Administrator will reimburse that Fund by the amount of such excess in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Group's Funds limits each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of a Fund's average net assets, and 1 1/2% of a Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by FABC or its affiliated or correspondent banks for cash management services are not included within Group expenses for purposes of any such expense limitation.

Distributor


         BISYS, formerly the Winsbury Company Limited Partnership, serves as
Distributor to the Group pursuant to the Distribution   Agreement dated October
1, 1993 (the "Distribution Agreement"), as amended. Unless otherwise terminated, the Distribution Agreement remains in effect for successive one-year periods ending December 31 of each year if approved at least annually
(i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         For the Group's fiscal years ended June 30, 1996, 1995 and 1994, total commissions paid in connection with sales of the Group's shares were $4,099,106, $3,575,936 and $6,827,001, respectively. Of that amount BISYS retained $3,814,505, $3,263,580 and $5,274,080, respectively.

         As described in the Prospectuses, the Group has adopted an Investor A Distribution and Shareholder Service Plan with respect to Investor A Shares (the "Investor A Plan"), an Investor B Distribution and Shareholder Service Plan with respect to Investor B Shares (the "Investor B Plan") and an Investor C Distribution and Shareholder Service Plan with respect to the Investor C Shares (the "Investor C Plan") (the Investor A Plan, Investor B Plan and Investor C Plan together are hereinafter referred to as the "Plans") pursuant to Rule 12b-1 of the 1940. Pursuant to these Plans, the Funds are authorized to pay or reimburse BISYS, as Distributor, for certain expenses that are incurred in connection with the provision of shareholder and distribution services. Pursuant to the Investor A Plan, a Fund is authorized to pay BISYS, as Distributor of Investor A Shares, a distribution and shareholder service fee in an amount not to exceed on an annual



STATEMENT OF ADDITIONAL INFORMATION
basis 0.25% of the average daily net assets of Investor A Shares of a Fund (the "Distribution and Service Fee"). Such amount may be used by BISYS to pay banks and their affiliates (including FOA-Michigan and its affiliates), and other institutions, including broker-dealers (collectively, "Participating Organizations") for distribution or shareholder services provided or expenses incurred in provided such services pursuant to an agreement between BISYS and the Participating Organization.

         Pursuant to the Investor B Plan, each Fund is authorized to pay BISYS, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of a Fund (the "Distribution Fee"). Such amounts may be used by BISYS to pay Participating Organizations for distribution assistance or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between BISYS and the Participating Organization.
Also pursuant to the Investor B Plan, a Fund is authorized to pay BISYS a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B Shares of a Fund (the "Service Fee"). Such amounts may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

         Pursuant to the Investor C Plan, each Fund is authorized to pay BISYS, as Distributor of Investor C Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor C Shares of a Fund (the "Distribution Fee"). Such amounts may be used by BISYS to pay Participating Organizations for distribution assistance or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between BISYS and the Participating Organization.
Also pursuant to the Investor C Plan, a Fund is authorized to pay BISYS a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor C Shares of a Fund (the "Service Fee"). Such amounts may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

         As required by Rule 12b-1, the Investor A Plan was approved by the holders of the Investor A Shares and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of that Plan (the "Independent Trustees"). The Investor B Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and by the initial Investor B Shareholders of each Fund. The Investor C Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and by the initial Investor C Shareholders of each Fund.


         For the fiscal year ended June 30, 1996, BISYS received $1,730,097 pursuant to the Investor A Plan to compensate dealers for their distribution and shareholder service assistance. Of that amount, BISYS received $292,663 for payments to FSI and $291,885 for payments to FABC under the Investor A Plan.

         For the fiscal year ended June 30, 1996, BISYS received $732,799 pursuant to the Investor B Plan to compensate dealers for their distribution and shareholder service assistance.



STATEMENT OF ADDITIONAL INFORMATION

         For the fiscal year ended June 30, 1996, BISYS received $29,598 pursuant to the Investor C Plan to compensate dealers for their distribution and shareholder service assistance. Of that amount, BISYS received $12,927 for payments to FSI under the Investor C Plan.


         The Plans may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any change in a Plan that would materially increase the distribution cost to the Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of a Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class of the Fund. The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plans should be implemented or continued. In addition the Trustees in approving the Plans must determine that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         The Board of Trustees of the Group believes that the Plans are in the best interests of the Funds since they encourage Fund growth. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.


         As authorized by the Investor A Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC and an affiliate of FOA Brokerage, as a party and on behalf of FOA Brokerage, pursuant to which both FSI and FOA Brokerage have agreed to provide certain distribution, administrative and shareholder support services in connection with Investor A Shares purchased through accounts of FSI and FOA Brokerage. Such services include, but are not limited to, advertising and marketing the Investor A Shares, answering routine questions concerning the Fund and distributing prospectuses to persons other than shareholders of the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of 0.10% for the Money Market Funds and 0.25% for the other Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which FSI or FOA Brokerage has provided services under this Agreement. FSI is responsible for making any applicable payments to FOA Brokerage. BISYS will be compensated by each Fund in an amount equal to its payments to FSI under the Participating Organization Agreement with respect to the Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the FOA Brokerage and FSI in providing the services.



STATEMENT OF ADDITIONAL INFORMATION

         Also in accordance with the Investor A Plan, BISYS has entered into a Participating Organization Agreement with FABC on behalf of its wholly-owned subsidiary banks (the "Subsidiary Banks"), pursuant to which the Subsidiary Banks have agreed to provide certain distribution, administrative and shareholder support services in connection with Investor A Shares purchased through their accounts. Such services include, but are not limited to, advertising and marketing the Investor A Shares, answering routine questions concerning the Fund and distributing prospectuses to persons other than shareholders of the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FABC a monthly fee, computed at the annual rate of up to 0.10% for the Money Market Funds and up to 0.25% for the Non-Money Market Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which the Subsidiary Banks have provided services under this Agreement. FABC is responsible for making any applicable payments to each Subsidiary Bank. BISYS will be compensated by each Fund in an amount equal to its payments to FABC under the Participating Organization Agreement with respect to the Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the Subsidiary Banks in providing the services.

         As authorized by the Investor B Plan, BISYS has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and First of America Brokerage Service, Inc. ("FOA-Brokerage") which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, FOA-Brokerage performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by FOA-Brokerage. Services provided by FOA-Brokerage include placing orders to purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as FOA-Brokerage and SDI mutually determine to be appropriate in order to properly maintain shareholder accounts; and providing at its own expense such office space, equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, FOA-Brokerage receives from SBG a commission rate of 4.00% of the net asset value of Investor B Shares purchased by FOA-Brokerage as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated February 1, 1994 between BISYS and SDI. Under that Agreement, SDI receives compensation for financing assistance at the annual rate of up to 0.75% of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to 0.25% of the average daily net assets of the Investor B Shares of each Fund.




STATEMENT OF ADDITIONAL INFORMATION

         As authorized by the Investor C Plan, BISYS has entered into a Participating Organization Agreement with FSI, pursuant to which FSI has agreed to provide certain shareholder and distribution services in connection with Investor C Shares of the Funds purchased and held by FSI for the accounts of its customers and Investor C Shares of the Funds purchased through accounts of FSI. Such services include, but are not limited to, printing and distributing prospectuses to persons other than holders of Investor C Shares of the Funds and printing and distributing advertising and sales literature in connection with the sale of Investor C Shares; answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration for such services BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of up to 1.00% of the average aggregate net asset value of Investor C Shares held during the period in customer accounts for which FSI has provided services under this Agreement. BISYS will be compensated by the Funds in an amount equal to its payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing the services.

Custodian, Transfer Agent and Fund Accounting Services
------------------------------------------------------

         Union Bank, formerly The Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, serves as custodian to the Group with respect to each Fund, except the International Fund and Emerging Markets Fund, pursuant to the Custody Agreement dated as of October 18, 1991, as amended. Union Bank serves as custodian to the International Funds and Emerging Markets Fund pursuant to a Custodian Agreement dated as of July 30, 1995 (the Custody Agreement and the Custodian Agreement together referred to as the "Custody Agreements"). Union Bank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

         BISYS Ohio, formerly the Winsbury Service Corporation, serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all Funds of the Group pursuant to the Transfer Agency Agreement dated as of August 8, 1990, as amended. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of shareholders of record. For



STATEMENT OF ADDITIONAL INFORMATION
the fiscal years ended June 30, 1996, 1995 and 1994, the Transfer Agent received $1,663,309, $1,862,374 and $932,574.74, respectively, from the Group for services as transfer agent for all portfolios of the Group.

         In addition, BISYS Ohio provides certain fund accounting services to the Group pursuant to a Fund Accounting Agreement dated January 26, 1993, as amended. BISYS Ohio receives a fee for such services, computed daily and paid periodically at an annual rate of 0.016% of the average daily net assets of each Money Market Fund and 0.022% of the average daily net assets of each of the other Funds. Under such Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' Custodian, affirmation to the Funds' Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds' Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. For such services, for the three fiscal years ended June 30, 1996, 1995 and 1994, BISYS Ohio received $1,491,244, $1,024,476 and $1,245,655, respectively, from the Group.


Independent Auditors

         The Financial Statements of the Group as of June 30, 1996, which appear in the Group's Annual Report dated June 30, 1996, have been audited by Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, Ohio 43215, independent auditors. The Financial Statements are incorporated herein by reference to the Annual Report in reliance upon such report and on the authority of Coopers & Lybrand, L.L.P. as experts in auditing and accounting.

Legal Counsel

         Howard & Howard Attorneys, P.C., 107 West Michigan Avenue, Kalamazoo, Michigan 49007 is counsel to the Group and will pass upon certain legal matters pertaining to the shares offered hereby. Howard & Howard serves as legal counsel to the Investment Adviser and its parent and, from time to time, its affiliates.

                             ADDITIONAL INFORMATION

Description of Shares


         The Parkstone Group of Funds is a Massachusetts business trust. The Group was organized on March 25, 1987, and the Group's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on March 27, 1987. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of



STATEMENT OF ADDITIONAL INFORMATION
beneficial interest, without par value. The Group presently has eighteen series of shares, representing interests in each series of the Group, which are offered on a continuous basis. The shares of each of the Funds of the Group, other than the Money Market Funds and the Tax-Free Income Funds are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of the Money Market Funds are offered in two separate classes: Investor A Shares and Institutional Shares, except for the Municipal Investor Fund which offers only Investor A Shares. Shares of the Tax-Free Income Funds are offered in three classes: Investor A Shares, Investor B Shares and Institutional Shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Group's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series.
Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

Vote of a Majority of the Outstanding Shares

         As used in the Prospectuses and the Statement of Additional Information, a "vote of a majority of the outstanding shares of the Group or the Fund", means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Group or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or the Fund.


STATEMENT OF ADDITIONAL INFORMATION

Shareholder and Trustee Liability

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Group's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Group, and that every written agreement, obligation, instrument, or undertaking made by the Group shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Group shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Group, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.
The Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the trust for payment.

Additional Tax Information

         Individual federal income tax is computed on the basis of five graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. The benefit of the personal exemptions and the benefit of itemized deductions are phased out by a rate adjustment for taxpayers with gross income in excess of certain threshold amounts resulting in a marginal federal tax rate in excess of 39.6%. The maximum tax rate applicable to corporations is 35%. Although a corporation's taxable income of less than $10 million is subject to tax at lower rates, the benefit of these lower rates is phased out for corporations with income in excess of $15 million resulting in a maximum effective marginal tax rate of 38%.

         For non-corporate taxpayers, the maximum tax rate imposed on net capital gains is 28%. The limitation on the deductibility of capital losses has been retained. Capital losses may be used to offset capital gains. Individual taxpayers may deduct up to $3,000 of net capital loss each year to offset ordinary income and excess capital losses may be carried forward in future years.

         The Code generally permits a corporation to deduct 70% of dividends received from domestic corporations. Each of the Group's Funds will designate the portion of any dividend distributions for which the dividend received deduction will be allowed. The amount so designated may not exceed the aggregate amount of dividends from domestic corporations that otherwise qualify for the dividends received deduction received by the Fund for its taxable year.

         A non-deductible excise tax is also imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98%


STATEMENT OF ADDITIONAL INFORMATION
of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends.

         Although each of the Funds expects to qualify as a "regulated investment company" ("RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to Federal tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible to receive the dividends-received deduction for corporations.

         A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year, although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of that investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

         A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options.


STATEMENT OF ADDITIONAL INFORMATION

         Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the International Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash.
In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

         When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one
Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

         As a RIC, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within such Fund, resulting additional short-short income for the Fund.

         Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.


         In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be indirectly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly related gains arising from foreign currency positions or instruments held



STATEMENT OF ADDITIONAL INFORMATION
for less than three months are treated as derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.


         The Federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above or be deemed to be derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


Additional Tax Information Concerning the Exempt Funds


         As indicated in the Prospectuses, the Exempt Funds are designed to provide shareholders with current tax-exempt interest income. The Exempt Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal, shares of the Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plan, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Exempt Funds' dividends being tax-exempt; furthermore, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Exempt Funds may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by an Exempt Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

         The percentage of total dividends paid by an Exempt Fund with respect to any taxable year which qualifies as federal exempt interest dividends will be the same for all shareholders receiving dividends during such year. In order for an Exempt Fund to pay exempt-interest


STATEMENT OF ADDITIONAL INFORMATION
dividends during any taxable year, at the close of each fiscal quarter, at least 50% of the aggregate value of the Exempt Fund must consist of exempt-interest obligations. In addition, the Exempt Fund must distribute 90% of the aggregate exempt-interest income and 90% of the investment company taxable income earned by it during the taxable year. After the close of an Exempt Fund's taxable year, the Exempt Fund will notify each shareholder of the portion of the dividends paid by the Exempt Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends as designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Exempt Fund during the taxable year over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code.

         Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the 24% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. These private activity bonds include: certain bonds issued to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, and government-owned airports, docks and wharves and mass commuting facilities; certain qualified mortgage, student loan and redevelopment bonds; and certain bonds issued as part of "small issues" for industrial facilities. In the case of corporations, alternative minimum taxable income will also include an item of tax preference consisting of 75% of the excess of the corporation's "adjusted current earnings" over the corporation's other alternative minimum taxable income, and for this purpose all tax-exempt interest dividends will be included in the corporation's "adjusted current earnings. In addition, tax-exempt interest dividends paid to corporate investors may be subject to an environmental tax which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporation over $2 million.

         While each Exempt Fund does not expect to earn any investment company taxable income, taxable income earned by each Exempt Fund will be distributed. In general, the investment company taxable income will be the taxable income of each Exempt Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Each Exempt Fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether paid in cash or additional shares). While each Exempt Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed annually. Each Exempt Fund will have no federal tax liability and the Michigan Bond Fund will have no state tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Exempt Fund's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by each Exempt Fund to shareholders after the close of each Exempt Fund's taxable year. See "Additional Tax Information" above.

         As indicated in the Prospectuses, each Exempt Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES-Additional Information on Portfolio Instruments-Puts" in this Statement of Additional Information. The policy of each Exempt Fund is to limit its acquisition of puts to those under


STATEMENT OF ADDITIONAL INFORMATION
which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that each Exempt Fund could acquire under the 1940 Act. Therefore, although each Exempt Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Although each Exempt Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Exempt Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year an Exempt Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Income itself exempt from federal income taxation may be considered in addition to taxable income when determining whether social security payments received by a shareholder are subject to federal income taxation.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Exempt Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of each Exempt Fund or its shareholders or of Michigan state income or intangible taxes treatment of the Michigan Bond Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of these Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Fund and Emerging Markets Fund

         The International Fund and Emerging Markets Fund may each invest in non-U.S. corporations, which would be treated as "passive foreign investment companies" ("PFICs") under the Code and which will result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the International Fund and Emerging Markets Fund do invest in PFICs, each may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Fund and Emerging Markets Fund do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the International Fund and Emerging Markets Fund'


STATEMENT OF ADDITIONAL INFORMATION
shareholders. Therefore, the payment of this tax would reduce the International Fund's and Emerging Markets Fund's economic return from their PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         If, for any reason, either the International Fund or the Emerging Markets Fund were treated as being a United Kingdom ("UK") resident, the worldwide income and capital gains of the International Fund or the Emerging Markets Fund would be subject to UK tax. If, for any reason, the International Fund or the Emerging Markets Fund were treated as having a permanent establishment in the UK, that Fund's UK source income (although not its capital gains), if any, would become subject to UK tax and certain other advantages otherwise available to the International Fund or the Emerging Markets Fund under the double tax treaty between the UK and the U.S. would not be available. Provided that the International Fund or the Emerging Markets Fund are not treated as being resident or having a permanent establishment in the UK, such Funds will not incur any UK tax liability with respect to the types of income or gains that they are likely to receive, except with respect to income on UK securities held in the portfolios of the International Fund and the Emerging Markets Fund. The Group believes that it would be highly unlikely for either Fund to be deemed or treated as being UK residents for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the U.S. and the UK as a result of the activities of both Funds' Subadviser, Gulfstream.


Yields of the Money Market Funds


        For the seven-day period ended June 30, 1996, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.57% and 4.67%; 4.44% and 4.54%; 4.38% and 4.48%; and 2.51% and
2.54%. For the thirty-day period ended June 30, 1996, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.70% and 4.81%; 4.59% and 4.70%; 4.61% and 4.72; and 2.59% and
2.62%.

        For the seven-day period ended June 30, 1996, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.82% and 4.94%; 4.69% and 4.80%; 4.63% and 4.74%; and 2.76% and
2.80%. For the thirty-day period ended June 30, 1996, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.80% and 4.92%; 4.69% and 4.80%; 4.71% and 4.82%; and 2.69% and
2.72%.

        Because the Municipal Investor Fund had not commenced operations during this period, yield calculations for this Fund were unavailable as of the date of this Statement of Additional Information.

        The standardized seven-day yield for each of the Money Market Funds is computed: (1) by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of each of the Money Market Funds includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account or sales charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.


        The effective yield for each of the Money Market Funds is computed by compounding the base period return, as calculated above by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

        Each of the thirty-day yields and effective yields is calculated as described above except that the base period is 30 days rather than 7 days.

        For the seven-day period ended June 30, 1996, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Investor A Shares of the Tax-Free Fund was 4.16% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.21%. For the thirty-day period ended June 30, 1996, the tax-equivalent yield of the Investor A Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 4.29% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.34%.

        For the seven-day period ended June 30, 1996, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Institutional Shares of the Tax-Free Fund was 4.57% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.64%. For the thirty-day period ended June 30, 1996, the tax-equivalent yield of the Institutional Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 4.45% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.50%.

        The Tax-Free Fund's tax-equivalent yields were computed by dividing that portion of the Tax-Free Fund's yield which is tax-exempt by one minus the stated income tax rate and adding the result to that portion, if any, of the Tax-Free Fund's yield that is not tax-exempt. The Tax-Free Fund's tax-equivalent effective yields were computed by dividing that portion of the effective yield which is tax-exempt by one minus the stated income tax rate and adding to that result the portion, if any, of the Tax-Free Fund's effective yield that is not tax-exempt.

Yields of the Non-Money Market Funds

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         In addition, for the Municipal Bond Fund and the Michigan Bond Fund, tax-equivalent yields will be computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax exempt.

Calculation of Total Return

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an


STATEMENT OF ADDITIONAL INFORMATION
investment in a Fund over the period covered, which assumes any dividends or capital gains distributions which are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and (less the maximum sales charge, if any) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were:
Equity Fund, 23.74%, 16.06% and 14.99%; Small Capitalization Fund, 43.18%, 27.71% and 22.48%; High Income Equity Fund, 19.45%, 11.23% and 12.48%; Bond
Fund, 0.13%, 6.75% and 7.29%; Limited Maturity Bond Fund, 0.24%, 5.32% and 6.26%; Intermediate Government Obligations Fund (0.43)%, 5.52% and 6.37%; Municipal Bond Fund, 0.15%, 5.20% and 5.69% and Michigan Bond Fund, 0.37%, 5.41% and 5.63%. For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Balanced Fund, 12.27% and 9.85%; Government Income Fund, 1.43% and 4.39%; and International Fund, 9.46% and 10.46%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor A shares of the Large Capitalization Fund, assuming the imposition of the maximum sales load, was 4.05%.

         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Equity Fund, 29.57%, 17.13% and 15.68%; Small Capitalization Fund, 49.93%, 28.89% and
23.22%; High Income Equity Fund, 25.05%, 12.26% and 13.16%; Bond Fund, 4.27%,
7.63% and 7.87%; Limited Maturity Bond Fund, 4.37%, 6.17% and 6.83%; Intermediate Government Obligations Fund, 3.69%, 6.39% and 6.94%; Municipal Bond Fund, 4.29%, 6.07% and 6.26%; and Michigan Bond Fund, 4.57%, 6.27% and 6.35%. For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Balanced Fund, 17.51% and 11.00%; Government Income Fund, 5.63% and 5.58%; and International Fund, 14.65% and 11.92%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor A Shares of the Large Capitalization Fund, excluding the effect of any sales charges, was 8.99%.

         For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor B Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Equity Fund, 24.59% and 13.94%; Small Capitalization Fund, 44.87% and 28.82%; High



STATEMENT OF ADDITIONAL INFORMATION

Income Equity Fund, 20.11% and 8.21%; Bond Fund (0.47)% and 2.47%; Limited Maturity Bond Fund (0.47)% and 2.13%; Intermediate Government Obligations Fund (0.95)% and 1.85%; Municipal Bond Fund (0.52)% and 1.33%; Balanced Fund, 12.71% and 9.15%; Government Income Fund, 0.86% and 3.06%; Michigan Bond Fund (0.24)% and 1.36%; and International Fund, 9.33% and (0.05)%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor B Shares of the Large Capitalization Fund, assuming the imposition of the maximum contingent deferred sales charge, was 4.77%.

         For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor B Shares of the following Funds, excluding the effect of any contingent deferred sales charges, were: Equity Fund, 28.59% and 14.97%; Small Capitalization Fund, 48.87% and 26.69%; High Income Equity Fund, 24.11% and 9.32%; Bond Fund, 3.46% and 3.62%; Limited Maturity Bond Fund, 3.43% and 3.26%; Intermediate Government Obligations Fund, 2.93% and 3.00%; Municipal Bond Fund, 3.48% and 2.50%; Balanced Fund, 16.71% and 10.25%; Government Income Fund, 5.22% and 4.16%; Michigan Bond Fund, 4.13% and 2.53%; and International Fund, 13.33% and 1.16%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor B Shares of the Large Capitalization Fund, excluding the effect of any contingent deferred sales charge, was 8.77%.

        For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor C shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Equity Fund, 28.69%, 16.74% and 15.43%; Small Capitalization Fund, 48.32%, 28.62% and 23.05%; High Income Equity Fund, 24.17%, 12.00% and 12.99%; Bond Fund, 3.50%, 7.00% and 7.46%; Limited Maturity Bond Fund, 3.71%, 5.27% and 6.24%; and Intermediate Government Obligations Fund, 2.86%, 5.55% and 6.39%. For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor C Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Balanced Fund, 16.61% and 10.53%; Government Income Fund, 5.25% and 4.55%; and International Fund, 13.62% and 12.12%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor C Shares of the Large Capitalization Fund, assuming the imposition of the maximum contingent deferred sales charge, was 7.14%.

        For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996, and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor C Shares of the above Funds, except for the Large Capitalization Fund, excluding the effect of any contingent deferred sales charges, were the same as those assuming the imposition of the maximum contingent deferred sales charges, due to the fact that no charge is imposed upon shares held for one year or more. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor C Shares of the Large Capitalization Fund, excluding the effect of any contingent deferred sales charge, was 8.14%.

STATEMENT OF ADDITIONAL INFORMATION

         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Institutional Shares of the following Funds were: Equity Fund, 29.93%, 17.26% and 15.76%; Small Capitalization Fund, 50.03%, 29.09% and 23.24%; High Income Equity Fund, 25.30%, 12.38% and 13.23%; Bond Fund, 4.49%, 7.86% and 8.02%; Limited Maturity
Bond Fund, 4.65%, 6.30% and 6.91%; Intermediate Government Obligations Fund, 3.95%, 6.53% and 7.04%; Municipal Bond Fund, 4.55%, 6.19% and 6.33%; and
Michigan Bond Fund, 5.12%, 6.39% and 6.45%. For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns of the Institutional Shares of the following Funds were: Balanced Fund, 17.81% and 11.14%; Government Income Fund, 6.34% and 5.75%; and International Fund, 14.76% and 12.21%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Institutional Shares of the Large Capitalization Fund was 12.86%.

Distribution Rates

         Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectuses. For the one-year period ended June 30, 1996, the distribution rates for the Investor A Shares of the Funds, including the effect of sales loads and capital gains, were as follows: Equity Fund, 3.03% Small Capitalization Fund, 10.20%; High Income Equity Fund, 4.09%; International Fund, 0.07% Balanced Fund, 6.34%; Bond Fund, 5.71%; Limited Maturity Bond Fund, 6.52%; Intermediate Government Obligations Fund, 5.75%; Government Income Fund, 7.56%; Municipal Bond Fund, 3.70%; and Michigan Bond Fund, 4.54%. For the one-year period ended June 30, 1996, the distribution rates, including the effect of sales loads but excluding the effect of capital gains, for the Investor A Shares of the Funds were as follows: Equity Fund, 0.00%; Small Capitalization Fund, 0.00%; High Income Equity Fund, 1.64%; International Fund, 0.07%; Balanced Fund, 2.25%; Bond Fund, 5.71%; Limited Maturity Bond Fund, 6.52%; Intermediate Government Obligations Fund, 5.75%; Government Income Fund, 7.56%; Municipal Bond Fund, 3.70%; and Michigan Bond Fund, 4.54%.

         Excluding the effect of sales loads but including the effect of capital gains, for the one-year period ended June 30, 1996, the distribution rates for the Investor A Shares of the Funds were as follows: Equity Fund, 3.17%; Small Capitalization Fund, 10.69%; High Income Equity Fund, 4.28%; International Fund, 0.07%; Balanced Fund, 2.35%; Bond Fund, 5.95%; Limited Maturity Bond Fund, 6.79%; Intermediate Government Obligations Fund, 5.98%; Government Income Fund, 7.87%; Municipal Bond Fund, 3.86%; and Michigan Bond Fund, 4.73%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains and sales loads for the Investor A Shares of the Funds were as follows: Equity Fund, 0.00%; Small Capitalization Fund, 0.00%; High Income Equity Fund, 1.17%; International Discovery Fund, 0.07%; Balanced Fund, 6.64%; Bond Fund, 5.95%; Limited Maturity Bond Fund, 6.79%; Intermediate Government Obligations Fund, 5.98%; Government Income Fund, 7.87%; Municipal Bond Fund, 3.86%; and Michigan Bond Fund, 4.43%.


STATEMENT OF ADDITIONAL INFORMATION

         Distribution rates for the Investor B Shares of the Funds, including the effect of sales loads are not calculated by the Group, nor are they advertised. Excluding the effect of sales loads but including the effect of capital gains, for the one-year period ended June 30, 1996, the distribution rates for the Investor B Shares of the Funds were as follows: Equity Fund, 3.24%; Small Capitalization Fund, 10.81%; High Income Equity Fund, 3.67%; International Fund, 0.00%; Balanced Fund, 5.98%; Bond Fund, 5.27%; Limited Maturity Bond Fund, 5.99%; Intermediate Government Obligations Fund, 5.27%; Government Income Fund, 7.17%; Municipal Bond Fund, 3.16%; and Michigan Bond Fund, 4.02%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains and sales loads for the Investor B Shares of the Funds were as follows: Equity Fund, 0.00%; Small Capitalization Fund, 0.00%; High Income Equity Fund, 1.10%; International Fund, 0.00%; Balanced Fund, 1.68%; Bond Fund, 5.27%; Limited Maturity Bond Fund, 5.99%; Intermediate Government Obligations Fund, 5.27%; Government Income Fund, 7.17%; Municipal Bond Fund, 3.16%; and Michigan Bond Fund, 3.72%.

         Excluding the effect of sales loads, but including the effect of capital gains, for the one-year period ended June 30, 1996, the distribution rates for the Investor C Shares of the Funds were as follows: Equity Fund, 3.23%; Small Capitalization Fund, 10.79%; High Income Equity Fund, 3.68%; International Fund, 0.20%; Balanced Fund, 6.00%; Bond Fund, 5.32%; Limited Maturity Bond Fund, 6.31%; Intermediate Government Obligations Fund, 5.41%; and Government Income Fund, 7.20%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains and sales loads for the Investor C Shares of the Funds were as follows: Equity Fund, 0.00%; Small Capitalization Fund, 0.00%; High Income Equity Fund, 1.12%; International Fund, 0.20%; Balanced Fund, 1.68%; Bond Fund, 5.32%; Limited Maturity Bond Fund, 6.31%; Intermediate Government Obligations Fund, 5.41%; and Government Income Fund, 7.20%.

         For the one-year period ended June 30, 1996, the distribution rates, including the effect of capital gains, for the Institutional Shares of the Funds were as follows: Equity Fund, 3.16%; Small Capitalization Fund, 10.58%; High Income Equity Fund, 4.52%; International Fund, 0.25%; Balanced Fund, 6.88%; Bond Fund, 6.16%; Limited Maturity Bond Fund, 7.06%; Intermediate Government Obligations Fund, 6.23%; Government Income Fund, 8.12%; Municipal Bond Fund, 4.10%; and Michigan Bond Fund, 4.97%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains, for the Institutional Shares of the Funds were as follows: Equity Fund, 0.00%; Small Capitalization Fund, 0.00%; High Income Equity Fund, 1.95%; International Fund, 0.25%; Balanced Fund, 2.59%; Bond Fund, 6.16%; Limited Maturity Bond Fund, 7.06%; Intermediate Government Obligations Fund, 6.23%; Government Income Fund, 8.12%; Municipal Bond Fund, 4.10%; and Michigan Bond Fund, 4.67%.

         Distribution rates for all classes of Shares of the Large Capitalization Fund were not available, as that Fund had not been in existence for one year as of June 30, 1996.


Performance Comparisons

         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley


STATEMENT OF ADDITIONAL INFORMATION

Capital International EAFE Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging);
(2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions past or anticipated portfolio holdings for one or more of the funds within the Group; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.
The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based upon a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon their respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively:
Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by the Investment Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to customers.

Miscellaneous

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any


STATEMENT OF ADDITIONAL INFORMATION
specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.

         The Group is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Group. The 1996 Annual Report and, when available, the December 31, 1996 Semi-Annual Report to shareholders of the Group are incorporated herein by reference. These reports include the financial statements for the fiscal year ended June 30, 1996, and the six months ended December 31, 1996, respectively.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.


         As of June 30, 1996, the Trustees and officers of the Group, as a group, owned less than one percent of the shares of any Fund of the Group.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES


         As of September 7, 1996, the following persons were the record owners of more than 5% of the Investor A Shares, Investor B Shares and Investor C Shares of each of the Group's Funds:

INVESTOR A SHARES

 Title of                          Name and Address of                    # of Shares
 Investor A Share Fund             Record Owner                              Owned          Percent of Class
------------------------------------------------------------------------------------------------------------
 Prime Obligations                 National Financial Services            149,148,610.840        94.126
                                   Corp.,
                                    acting in various capacities on
                                    behalf of its customers
                                   Church Street Station
                                   P.O. Box 3908
                                   New York, NY  10008-3908

 U.S. Government Obligations       National Financial Services             28,398,719.580        14.862
                                   Corp.,   acting in various
                                   capacities on behalf of
                                   its customers
                                   Church Street Station
                                   P.O. Box 3908
                                   New York, NY  10008-3908


STATEMENT OF ADDITIONAL INFORMATION

 Title of                          Name and Address of                    # of Shares
 Investor A Share Fund             Record Owner                              Owned          Percent of Class
------------------------------------------------------------------------------------------------------------
 U.S. Government Obligations       First of America                       162,341.162.630        84.963
                                   Trust Operations
                                   P.O. Box 4042
                                   Kalamazoo, MI  49003-4042

 Tax-Free                          First of America                        16,131,848.250        37.072
                                   Trust Operations
                                   P.O. Box 4042
                                   Kalamazoo, MI  49003-4042

 Tax-Free                          National Financial Services             26,522,604.630        60.950
                                   Corp.,  acting in various
                                   capacities on
                                    behalf of its customers
                                   Church Street Station
                                   P.O. Box 3908
                                   New York, NY  10008-3908

 Small Capitalization              BHC Securities                             485,621.397         9.218
                                    acting in various capacities on
                                    behalf of its customers
                                   One Commerce Square
                                   2005 Market Street, Suite 1200
                                   Philadelphia, PA  19103

 Bond                              Premarc Corporation                        168,212.437         7.339
                                   Pension Plan
                                   7505 Highway M-71
                                   Durand, MI  48429-0000

 Limited Maturity Bond             Corelink Financial Inc.                    233,859.763        13.842
                                   P.O. Box 4054
                                   Concord, CA  94524

 Municipal Bond                    Rumsey & Company                            45,643.765         5.946
                                   P.O. Box 1207
                                   Jacksonville, IL  62651-1207

 Municipal Bond                    Corelink Financial Inc.                     71,542.455         9.321
                                   P.O. Box 4054
                                   Concord, CA  94524

 Treasury                          First of America                       117,321,453.060        91.166
                                   Trust Operations
                                    acting in various capacities on
                                    behalf of its customers
                                   P.O. Box 4042
                                   Kalamazoo, MI  49003-4042

 Treasury                          National Financial Services              8,131,997.650         6.319
                                   Corp.,
                                    acting in various capacities on
                                    behalf of its customers
                                   Church Street Station
                                   P.O. Box 3908
                                   New York, NY  10008-3908


STATEMENT OF ADDITIONAL INFORMATION

INVESTOR B SHARES


 Title of                      Name and Address of                        # of Shares              Percent
 Investor B Share Fund         Record Owner                                   Owned                of Class
-----------------------------------------------------------------------------------------------------------
 Limited Maturity Bond         Raymond James Assoc., Inc.                   16,084.304             9.952
                               210 Ridge Ave.
                               Troy, OH  45373-2706

 Limited Maturity Bond         Ernesto Vaca Jr. for the benefit              8,243.181             5.100
                               of Martha Fajardo Vaca
                               6076 S. Fulton
                               Waukegan, IL  60085-0000

 Limited Maturity Bond         Isaac Walker Company                         10,351.967             6.405
                               P.O. Box 3500
                               Peoria, IL  61612

 Limited Maturity Bond         Jonathan C. Bravo                            17,527.691            10.845
                               Soliel Properties
                               3520 Martha S. Lane
                               Vero Beach, Florida  32967

 Intermediate Government       Horace Burton Gemmill                        21,136.994            10.700
 Obligations                   Joyce Louise Gemmill
                               2360 Mccomb Drive
                               Clio, MI  48420

 Municipal Bond                Conrad V. Davis for the benefit              14,703.049            17.992
                               of Lee Ann Davis
                               3206 W. Richwoods
                               Peoria, IL  61604

 Municipal Bond                Margil O. Weaver                              8,908.569            10.901
                               6 Oakwood Dr.
                               Pontiac, IL  61764

 Municipal Bond                Frank A. Gregory                              5,242.575             6.415
                               Thelma M. Gregory
                               3149 Shadow Brook Dr
                               Indianapolis, IN  46214

 Municipal Bond                Betty J. Bowen                               11,723.284            14.346
                               2400 Country Club Drive
                               Springfield, IL  62704

 Municipal Bond                Charles A. Wright                             4,837.819             5.920
                               Anna M. Wright
                               1605 Westview Ave.
                               Danville, IL  61832

 Michigan Bond                 J. William Sumner, Trustee                   19,390.064             5.847
                               J. William Sumner Living Trust
                               876 Edgemont Park
                               Grosse Pointe Park, MI  48230



STATEMENT OF ADDITIONAL INFORMATION

INVESTOR C SHARES

 Title of                   Name and Address of                               # of Shares        Percent of
 Investor C Share Fund      Record Owner                                          Owned            Class
------------------------------------------------------------------------------------------------------------

 Prime Obligations          Nauman Inc. 401(k) Plan                             20,842.910         8.525
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Prime Obligations          Cord Construction Company 401(k) Plan               41,805.940        17.099
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Prime Obligations          IMENCO Corporation                                  13,651.410         5.583
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Prime Obligations          Ken Rock Community Center, Inc. 401(k) Plan         28,550.790        11.678
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Prime Obligations          Sud's Motor Car Company                             17,275.260         7.066
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 U.S. Government            Nyfries, Inc. 401(k) Plan                           69,420.210        62.207
 Obligations                323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 U.S. Government            Preferred Solutions, Inc.                           24,538.685        21,989
 Obligations                323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 U.S. Government            Northern Michigan Fruit Co. 401(k) Plan             11,864.070        10.631
 Obligations                323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Equity                     JB Printing Company 401(k) Plan                      5,136.251         8.649
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Equity                     IMENCO Corporation                                   3,386,328         5.702
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Equity                     Nyfries, Inc. 401(k) Plan                            6,910.145        11.636
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Equity                     Graftec of Rockford, Inc. 401(k) Plan                3,280.776         5.524
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Equity                     Klineman Rose and Wolf P.C. 401(k) Plan              4,127.402         6.950
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Small Capitalization       John A. Swanson                                     56,637.275        23.842
                            P.O. Box 224
                            Houston, PA  15342-0224




STATEMENT OF ADDITIONAL INFORMATION

 Title of                   Name and Address of                               # of Shares          Percent of
 Investor C Share Fund      Record Owner                                          Owned               Class
-------------------------------------------------------------------------------------------------------------

 Small Capitalization       Roger Antonelli                                     28,921.219             12.175
                            Trust Medical Radiologists, Inc. Pension/PS
                            1880 Kettering Tower
                            Dayton, OH  45423

 High Income Equity         Cordes Excavating Inc. 401(k) Plan                     880.858              7.749
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 High Income Equity         Preferred Solutions, Inc.                            5,566.099             48.968
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 High Income Equity         Lincoln Precision Carbide 401(k)                       628.503              5.529
                            600 S. Second
                            Lincoln, MI  48742-0000

 High Income Equity         Farmers Co. Operative Grain Co. of Kinde               796.105              7.003
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 High Income Equity         R.C. Sales, Inc. 401(k) Plan                           623.318              5.483
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 High Income Equity         Seven Hills, Inc.                                      884,017              7.777
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Bond                       Cord Construction Company 401(k) Plan                3,845.161             14.810
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Bond                       Preferred Solutions, Inc.                            1,867.629              7.193
                            BISYS Qualified Plan Services
                            Attn:  Barb Brown
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Bond                       Nyfries, Inc. 401(k) Plan                            2,010.541              7.744
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Bond                       Pegasus 401(k) Plan                                  2,689.948             10.361
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Bond                       JB Printing Company 401(k) Plan                      2,178.116              8.389
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Limited Maturity Bond      Continental Vending Inc. 401(k) Plan                   148.407             11.945
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000


STATEMENT OF ADDITIONAL INFORMATION

 Title of                   Name and Address of                               # of Shares     Percent of
 Investor C Share Fund      Record Owner                                          Owned          Class
--------------------------------------------------------------------------------------------------------

 Limited Maturity Bond      Northern Michigan Fruit Co. 401(k) Plan              1,066.216       85.821
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Intermediate               Rickard and Denny P C 401(k) Plan                    1,986.925       21.436
 Government                 323 Norristown Rd./Springhse. Corp. Cntr. II
 Obligations                Ambler, PA  19002-0000

 Intermediate               All Tech Engineering 401(k) Plan                     2,372.943       25.600
 Government                 323 Norristown Rd./Springhse. Corp. Cntr. II
 Obligations                Ambler, PA  19002-0000

 Intermediate               Lincoln Precision Carbide 401(k)                       824.078        8.890
 Government                 600 S. Second
 Obligations                Lincoln, MI  48742-0000

 Intermediate               Ken Rock Community Center Inc. 401(k) Plan           2,773.307       29.920
 Government                 323 Norristown Rd./Springhse. Corp. Cntr. II
 Obligations                Ambler, PA  19002

 Balanced                   Glass Distributors, Inc.                             1,523.155        5.372
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002

 Balanced                   All Tech Engineering 401(k) Plan                     2,773.792        9.784
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Balanced                   Zazine Salon Ltd. 401(k) Plan                        1,796.046        6.335
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Balanced                   Nauman, Inc. 401(k) Plan                             1,711.028        6.035
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Balanced                   Klineman Rose and Wolf P.C. 401(k) Plan              1,466.410        5.172
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 Balanced                   Nyfries, Inc. 401(k) Plan                            7,576.951       26.726
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 U.S. Government Income     HMC Products 401(k) Plan                             1,042.861       12.896
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 U.S. Government Income     Ganna Construction, Inc.                             1,697.549       20.993
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 U.S. Government Income     Sud's Motor Car Company                                641.651        7.935
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000


STATEMENT OF ADDITIONAL INFORMATION

Title of                    Name and Address of                                  # of Shares        Percent of
Investor C Share Fund       Record Owner                                            Owned              Class
--------------------------------------------------------------------------------------------------------------

 U.S. Government Income     JEK Incorporated                                     2,684.131          33.194
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 U.S. Government Income     Adpro 401(k) Plan                                    1,561.089          19.305
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 International Discovery    JEK Incorporated                                     2,981.136           7.369
                            BISYS Qualified Plan Services
                            Attn:  Barb Brown
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 International Discovery    Preferred Solutions, Inc.                            5,133.055          12.689
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 International Discovery    Cordes Excavating Inc. 401(k) Plan                   2,425.234           5.995
                            323 Norristown Rd./Springhse. Corp. Cntr. II
                            Ambler, PA  19002-0000

 International Discovery    Lincoln Precision Carbide 401(k)                     2,421.202           5.985
                            600 S. Second
                            Lincoln, MI  48742-0000

         As of September 12, 1996, as a result of its possession of voting or investment power with respect to such shares, through accounts for which FOA-Michigan and other affiliates of FABC act in a fiduciary capacity, FOA-Michigan and other affiliates were deemed to be the record and beneficial owners of 61.0% of the Institutional Shares of the Group as follows:

INSTITUTIONAL SHARES BENEFICIALLY OWNED BY FOA-MICHIGAN AND ITS AFFILIATES:

                                                 Amount of                Percent of           Percent of
 Title of Institutional Share Fund           Beneficial Ownership         Fund Class           Fund Class
---------------------------------------------------------------------------------------------------------
 Prime Obligations Fund                          $338,576,911                52.6%               42.2%

 U.S. Government Obligations Fund                $ 64,693,144                30.6%               16.4%

 Treasury Fund                                   $ 54,984,542                16.8%               11.7%

 Tax-Free Fund                                   $ 62,115,525                59.0%               41.1%

 Equity Fund                                     $ 25,594,324                86.7%               75.7%

 Small Capitalization Fund                       $ 11,191,072                74.2%               51.5%

 Large Capitalization Fund                       $ 23,667,939                86.0%               84.0%

 International Fund                              $ 20,702,019                81.0%               70.9%

 Balanced Fund                                   $  7,994,703                94.7%               79.1%

 High Income Equity Fund                         $ 15,804,682                80.5%               62.7%



STATEMENT OF ADDITIONAL INFORMATION


                                                        Amount of                Percent of       Percent of
Title of Institutional Share Fund                  Beneficial Ownership         Fund Class          Fund
-------------------------------------------------------------------------------------------------------------
 Bond Fund                                              $ 50,845,818                89.3%             85.1%

 Limited Maturity Bond Fund                             $ 11,547,838                80.1%             70.9%

 Intermediate Government Obligations Fund               $ 17,628,239                78.2%             70.5%

 Government Income Fund                                 $ 11,397,129                80.1%             51.1%

 Municipal Bond Fund                                    $  9,686,980                74.8%             70.2%

 Michigan Bond Fund                                     $ 11,511,738                66.5%             54.7%

         Therefore, FABC owned beneficially as of such date 44.6% the total outstanding shares of the Group. FABC may be presumed to control both the Group and each of the Funds, with the exception of the U.S. Government Obligations Fund and Treasury Fund, because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Group and of each of the Funds, with the exception of the U.S. Government Obligations Fund and Treasury Fund. As a result, FABC may have the ability to elect the Trustees of the Group, approve the Investment Advisory Agreements and Distribution Agreement for each of the Funds (except the U.S. Government Obligations Fund and Treasury Fund) and to control any other matters submitted to the shareholders of the Funds (except the U.S. Government Obligations Fund and Treasury Fund) for their approval or ratification.
Because the Municipal Investor Fund and the Emerging Markets Fund had not commenced operations as of the dates noted above, no such information was available regarding these Funds.

         With respect to all of the Funds, the Group's officers and directors collectively owned less than 1% of the Funds' outstanding securities.



                              FINANCIAL STATEMENTS


         Financial Statements depicting financial information for the each Fund's operations since inception appear in the Group's Annual Report dated June 30, 1996, and on file with the SEC (File Nos. 33-13283 and 811-5105) are incorporated by reference herein. The report of Coopers & Lybrand L.L.P., independent auditors of the Group, appears therein.



STATEMENT OF ADDITIONAL INFORMATION

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by First of America with regard to portfolio investments for the Group include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thompson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by First of America are, and the description of each NRSRO's ratings is, as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (May be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's supplies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or a minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


APPENDIX

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+    High credit quality protection factors are strong.
         AA     Risk is modest but may vary slightly from time to time
         AA-    because of economic conditions.

         A+     Protection factors are average but adequate.  However,
         A      risk factors are more variable and greater in periods
         A-     of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ (see below)."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.


APPENDIX

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Thomson's description of its three highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed):

         AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                       -Leading market positions in well-established
                        industries.

                       -High rates of return on funds employed.

                       -Conservative capitalization structures with moderate
                        reliance on debt and ample asset protection.

                       -Broad margins in earnings coverage of fixed financial
                        charges and high internal cash generation.

                       -Well-established access to a range of financial markets
                        and assured sources of alternate liquidity.

          Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


APPENDIX

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial, leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its three highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


APPENDIX

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         A1 Obligations supported by a very strong capacity for timely repayment.

         A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson's description of its three highest short-term ratings:

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1    This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2    This designation denotes high quality.  Margins of protection are ample although not as large as in the preceding group.


APPENDIX

S&P's description of its two highest municipal note ratings:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2        Satisfactory capacity to pay principal and interest.


APPENDIX

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                               INVESTOR A SHARES
                               INVESTOR B SHARES
                               INVESTOR C SHARES
                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                     THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                      THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                          THE PARKSTONE GROUP OF FUNDS
                                   FORM N-1A


PART C.  OTHER INFORMATION
ITEM NO.
----------------------------------------------------------------------------

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial Statements:

       Included in Part A:

       --  Financial Highlights.

       Incorporated by Reference to Annual Report in Part B:

       -- Parkstone U.S. Government Obligations Fund, Parkstone Prime Obligations Fund, Parkstone Tax-Free Fund, Parkstone Treasury Fund, Parkstone Equity Fund, Parkstone Small Capitalization Fund, Parkstone Large Capitalization Fund, Parkstone International Discovery Fund, Parkstone Balanced Fund, Parkstone High Income Equity Fund, Parkstone Bond Fund, Parkstone Limited Maturity Bond Fund, Parkstone Intermediate Government Obligations Fund, Parkstone U.S. Government Income Fund, Parkstone Municipal Bond Fund, and Parkstone Michigan Municipal Bond Fund.

           Independent Auditor's Report dated August 23, 1996.

           Statements of Assets and Liabilities as of June 30, 1996.

           Statements of Operations for the year ended June 30, 1996.


OTHER INFORMATION

           Statements of Changes in Net Assets for the years ended June 30, 1996 and June 30, 1995.

           Schedules of Portfolio Investments as of June 30, 1996.

           Notes to Financial Statements.

           All required financial statements are included or incorporated by reference in Part B hereof. All other financial statements and schedules are inapplicable.

  (b)  Exhibits:

       (1)   (a)  Declaration of Trust dated March 25, 1987.

                  (i)  Amendment dated April 7, 1987 to Declaration of Trust.

                  (ii) Amendment dated July 1, 1987 to Declaration of Trust.

       (2)   (a)  Code of Regulations as approved and adopted by Registrant's
                  Board of Trustees.

                  (i)  Amendment dated May 11, 1989 to Code of Regulations.

                  (ii) Amendment dated August 26, 1993 to Code of Regulations.

       (3)   Not applicable.

       (4)   Not applicable.

       (5)   (a)  Investment Advisory Agreement between Registrant and
                  Securities Counsel, Inc., dated July 9, 1987, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund.

                  (i) Amendment dated August 26, 1993 to Schedule A adding the Treasury Fund and Municipal Investor Fund.

             (b) Investment Advisory Agreement between Registrant and Securities Counsel, Inc. dated September 8, 1988, relating to the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund and the High Income Equity Fund.

                  (i) First Amendment dated March 1, 1995 authorizing the use of subadvisers with respect to the Balanced Fund.


OTHER INFORMATION

              (ii) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund and incorporating previous amendments adding the Michigan Municipal Bond Fund, the Balanced Fund and the U.S. Government Income Fund.

     (c) Investment Advisory Agreement between the Registrant and First of America Investment Corporation dated December 22, 1992, relating to the International Discovery Fund.

              (i) Amendment dated February 10, 1995 to Schedule A adding the Emerging Markets Fund.

     (d) Sub-Investment Advisory Agreement between First of America Investment Corporation and Gulfstream Global Investors, Ltd. dated March 1, 1995, relating to the International Discovery Fund, the Balanced Fund and the Emerging Markets Fund.

   (6)   (a)  Distribution Agreement between Registrant and The Winsbury
              Company Limited Partnership dated October 1, 1993, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

              (i) Amendment dated May 12, 1994 to the Distribution Agreement adding Schedules H and I relating to Investor C Shares.

              (ii) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund.

              (iii) Amendment dated November 8, 1995 to Schedule B adding the
                    Large Capitalization Fund.

              (iv) Amendment dated November 8, 1995 to Schedule D adding the Large Capitalization Fund.

              (v) Amendment dated November 8, 1995 to Schedule F adding the Large Capitalization Fund.

              (vi) Amendment dated November 8, 1995 to Schedule G adding the Large Capitalization Fund.


OTHER INFORMATION

              (vii) Amendment dated November 8, 1995 to Schedule I adding the Large Capitalization Fund.

       (b) Specimen Dealer Agreement between BISYS Fund Services, L.P. and dealers.

       (c) Specimen Shareholder Service Agreement between BISYS Fund Services, L.P. and organizations providing shareholder services.

   (7) Not applicable.

   (8) (a) Custody Agreement between Registrant and the Bank of California, N.A., dated October 18, 1991, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund and the Michigan Municipal Bond Fund.

            (i) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund and incorporating amendments adding the Balanced Fund, the U.S. Government Income Fund, the International Discovery Fund, the Treasury Fund and the Municipal Investor Fund.

            (ii) Amendment dated November 20, 1992, to Schedule B of the Custody
                 Agreement.

            (iii)  Securities Lending and Reverse Repurchase Agreement Addendum
                 dated June 8, 1995.

       (b) Custodian Agreement between Registrant and the Bank of California, N.A., dated July 30, 1995, relating to the International Discovery Fund, Emerging Markets Fund and portion of the Balanced Fund invested in foreign securities.

   (9) (a) Administration Agreement between Registrant and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.


OTHER INFORMATION

             (i) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

       (b) Transfer Agency Agreement between Registrant and The Winsbury Service Corporation dated August 8, 1990.

             (i) Amendment dated May 12, 1994 to Schedule B revising the fee schedule.

       (c) Fund Accounting Agreement between Registrant and The Winsbury Service Corporation dated as of February 1, 1993, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

             (i) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund and incorporating an amendment adding the Treasury Fund and the Municipal Investor Fund.

             (ii) Amendment dated April 1, 1993 to Schedule B revising the fee schedule.

       (d) Sub-Administration Agreement between First of America Investment Corporation and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

             (i) Amendment dated November 8, 1995 adding the Large Capitalization Fund.

       (e) Securities Lending Record Administration Agreement between The Bank of California, N.A. and The Winsbury Company Limited Partnership dated June 1, 1995.

(10) An opinion of Legal Counsel with respect to shares of the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury


OTHER INFORMATION

          Fund, the Tax-Free Fund, the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund was filed with Registrant's Notice filed pursuant to Rule 24f-2 on August 28, 1996.

   (11)  (a)  Consent of Coopers & Lybrand, L.L.P.

         (b)  Consent of Howard & Howard Attorneys, P.C.

   (12)  Not applicable.

   (13) Purchase Agreement dated July 2, 1987, between Registrant and The Winsbury Corporation.

   (14)  (a)  Specimen Agreement for the Parkstone Individual Retirement
              Account.

         (b) Specimen Agreement for the National Financial Services Corporation Individual Retirement Account offered through First of America Securities, Inc. for investment in the Parkstone Group of Funds.

   (15)  (a)  Investor A Distribution and Shareholder Service Plan.

             (i) Participating Organization Agreement between The Winsbury Company and National Financial Services Corporation dated October 1, 1993, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund.

                     (a) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund.

             (ii) Participating Organization Agreement between The Winsbury Company and First of America Bank Corporation on behalf of its wholly- owned subsidiary banks, dated October 1, 1993, relating to Investor A Share distribution


OTHER INFORMATION
               and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund.

               (a) Amendment dated November 8, 1995 adding Exhibit C to reflect 12b-1 fees charged to each Fund.

               (b) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

       (iii) Participating Organization Agreement between The Winsbury Company and First of America Securities, Inc., as a party and on behalf of its affiliate First of America Brokerage Services, dated September 21, 1994, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balance Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund.

               (a) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

     (b)  Investor B Distribution and Shareholder Service Plan.

           (i) Shareholder Services and Financing Agreement between The Winsbury Company and Security Distributors, Inc. dated February 1, 1994 relating to Investor B Share financing assistance and shareholder support services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the



OTHER INFORMATION

               Municipal Bond Fund and the Michigan Municipal Bond Fund.

         (ii) Service and Commission Agreement between The Winsbury Company and Security Distributors, Inc., Security Benefit Group, Inc. and First of America Brokerage Services dated February 1, 1994, relating to Investor B Share shareholder support services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

         (iii) Dealer Agreement between The Winsbury Company and First of America Brokerage Service, Inc. dated February 1, 1994 relating to Investor B Share distribution services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

               (a) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

     (c)  Investor C Distribution and Shareholder Service Plan.



OTHER INFORMATION

       (i) Participating Organization Agreement between The Winsbury Company and First of America Securities, Inc. dated September 21, 1994, relating to Investor C Share distribution and shareholder services for the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Michigan Municipal Bond Fund, the Balanced Fund, the U.S. Government Income Fund and the International Discovery Fund.

            (a) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

            (b) Amendment dated November 8, 1995 to Exhibit C adding the Large Capitalization Fund.

(16)  (a)    Computation of Total Returns for the Equity Fund, the Small
             Capitalization Fund, the Large Capitalization Fund, the
             International Discovery Fund, the Emerging Markets Fund, the
             Balanced Fund, the High Income Equity Fund, the Bond Fund, the
             Limited Maturity Bond Fund, the Intermediate Government Obligations
             Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, for the U.S. Government
             Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund and the Municipal Investor Fund.

       (b) Computation of Yields for the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Michigan Municipal
             Bond Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund and the Municipal Investor Fund.

       (c) Computation of Distribution Rates for the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund.



OTHER INFORMATION

   (17)  (a)  Power of Attorney for George R. Landreth, Lawrence D. Bryan,
              Robert M. Beam, and Adrian Charles Edwards.

   (18)  Multiple Class Plan adopted by the Board of Trustees on November 8,
         1995.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is controlled by its Board of Trustees, the members of which also serve as members of the Board of Trustees of the Parkstone Advantage Fund.
  As of June 30, 1996, First of America Bank Corporation, a bank holding company ("FABC"), and the parent of First of America Bank - Michigan, N.A., may be deemed to control the Registrant because of its record ownership and beneficial ownership through its wholly-owned subsidiaries of more than 25% of the shares of each series of the Registrant outstanding on such date. In addition to controlling the Registrant, FABC controls, and therefore the Registrant is under common control with, First of America Investment Corporation, a Michigan corporation and a wholly-owned subsidiary of First of America Bank - Michigan, N.A.

  Financial statements for First of America Investment Corporation and First of America - Michigan, N.A. are included in FABC's consolidated financial statements.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

  As of August 31, 1996, the number of record holders of each series of shares of the Registrant were as follows:

Title of Series                            Investor A        Investor B         Investor C      Institutional
--------------------------------------------------------------------------------------------------------------
U.S. Government Obligations                      54                ---              ---                 3
  Fund

Prime Obligations Fund                          531                ---              ---                94

Tax-Free Fund                                    34                ---              ---                 2

Treasury Fund                                    37                ---              ---                 1

Equity Fund                                   6,937              2,555               63                 4

Small Capitalization Fund                    12,633              4,233              194                30

Large Capitalization Fund                       274                148                2                 3



OTHER INFORMATION

International Discovery Fund                 6,186              2,090               47                5

High Income Equity Fund                      7,502              1,776               15                4

Balanced Fund                                1,742                494               31                2

Bond Fund                                    1,832                606               45                4

Limited Maturity Bond Fund                   1,066                131                4                2

Intermediate Government
  Obligations Fund                           1,452                220               11                2

Government Income Fund                       2,813              1,100               11                2

Municipal Bond Fund                            249                 29              ---                2

Michigan Municipal Bond Fund                 1,112                137              ---                2

ITEM 27.  INDEMNIFICATION

  Article IX Section 9.2 of the Registrant's Declaration of Trust, as amended, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodian, investment adviser, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section 1.13 of the Distribution Agreement filed or incorporated by reference as Exhibit 6(a) hereto, Section 10.1 of the Custody Agreement filed or incorporated by reference as Exhibit 8(a) hereto and in Section 16 of the Custodian Agreement filed as Exhibit 8(b) hereto, Section 8 of the Investment Advisory and Sub-Investment Advisory Agreements filed or incorporated by reference as Exhibits 5(a), (b), (c) and
  (d) hereto, Section 6 of the Administration Agreement filed or incorporated by reference as Exhibit 9(a) hereto, Section 9 of the Transfer Agency Agreement, filed or incorporated by reference as Exhibit 9(b) hereto, and
  Section 6 of the Fund Accounting Agreement filed or incorporated by reference as Exhibit 9(c) hereto. As of the date of this Registration Statement, the Group has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is



OTHER INFORMATION
  against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  First of America Investment Corporation, Kalamazoo, Michigan ("FIC"), is the Group's investment adviser. FIC is a Michigan-chartered, wholly-owned subsidiary of First of America Bank - Michigan, N.A., Kalamazoo, Michigan ("FOA-Michigan"). Although FIC has not, except for the Group, previously served as an investment adviser to a registered investment company, FIC currently manages over $12 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations, individual portfolios and the Group. FIC also acts as subadviser to the Trust Division of First of America Bank Corporation with respect to $3.6 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

  To the knowledge of Registrant, none of the directors or officers of FIC is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of FIC also hold positions with FIC's parent, FOA-Michigan, or First of America Bank Corporation (First of America's parent) or other subsidiaries.

ITEM 29.  PRINCIPAL UNDERWRITER

  (a) BISYS Fund Services Limited Partnership, formerly known as The Winsbury Company Limited Partnership ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of The Victory Portfolios, The HighMark Group, The AmSouth Mutual Funds, The Sessions Group, The Coventry Group, The BB&T Mutual Funds Group, The American Performance Funds, The ARCH Fund, Inc., The MMA Praxis Mutual Funds, The MarketWatch Funds, The Pacific Capital Funds, The Qualivest Funds, The Riverfront Funds, Inc., The Summit Investment Trust, The Pegasus Funds, The Fountain Square Funds, The Kent Group of Funds, The HSBC Funds, First Choice Funds Trust, The Parkstone Advantage Fund, SBSF Funds, Inc, Infinity Mutual Funds, Inc., The Republic Funds, and the Time Horizon Funds, each of which is an investment management company.



OTHER INFORMATION

  (b) Directors, officers and partners of BISYS, as of June 30, 1996, were as follows:

                                            Positions and                 Positions and
Name and Principal                        Offices with BISYS               Offices with
Business Address                          Fund Services, L.P.               Registrant
-------------------------------------------------------------------------------------------
The BISYS Group, Inc.                  Sole Shareholder of BISYS
150 Clove Road                         Fund Services, Inc. and Sole
Little Falls, NJ  07424                Limited Partner                            None

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio  43219                  Sole General Partner                       None

J. David Huber                         Senior Vice President,
3435 Stelzer Road                      Business Development
Columbus, Ohio  43219                  Fund Services Division                Vice President

Stephen G. Mintos                      Executive Vice President
3435 Stelzer Road                      General Manager
Columbus, Ohio  43219                  Fund Services Division                     None

  (c) Compensation to BISYS during the fiscal year ended June 30, 1996 was as follows:

        Net Underwriting              Compensation on
         Discounts and                Redemption and               Brokerage                Other
          Commissions                   Repurchase                Commissions            Compensation
     --------------------          -------------------         -----------------        --------------
            $280,986                      $3,615                      $0                      $0

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

  (a) First of America Investment Corporation, 303 North Rose Street, Kalamazoo, Michigan 49007 (records relating to its functions as investment adviser); Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201 (records relating to certain functions of the subadviser for the International Discovery Fund and Balanced Fund).

  (b) BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor).

  (c) Howard & Howard, 1400 North Woodward Avenue, Suite 101, Bloomfield Hills, Michigan 48304-2856 (Declaration of Trust, Code of Regulations, and Minute Books).



OTHER INFORMATION

  (d) Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111 (records relating to its functions as custodian).

  (e) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and fund accountant).

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

  (a) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.



OTHER INFORMATION

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbus and the State of Ohio on the 8th day of October, 1996.

                               THE PARKSTONE GROUP OF FUNDS


                               By:   /s/ GEORGE R. LANDRETH
                                  ----------------------------
                                     George R. Landreth, President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


              Signature                       Title                                 Date
              ---------                       -----                                 ----
/s/ GEORGE R. LANDRETH
----------------------
George R. Landreth                         Chairman and Trustee*               October 8, 1996



Robert M. Beam*                            Trustee


Lawrence D. Bryan*                         Trustee


Adrian Charles Edwards*                    Trustee

*By: /s/ GEORGE R. LANDRETH
    ------------------------
George R. Landreth
Attorney-in-Fact                                                               October 8, 1996




OTHER INFORMATION

                                 EXHIBIT INDEX


Exhibit No.

  (1)  (a)  Declaration of Trust dated March 25, 1987.

            (i)  Amendment dated April 7, 1987 to Declaration of Trust.

            (ii) Amendment dated July 1, 1987 to Declaration of Trust.

  (2) (a) Code of Regulations as approved and adopted by Registrant's Board of Trustees.

            (i)  Amendment dated May 11, 1989 to Code of Regulations.

            (ii) Amendment dated August 26, 1993 to Code of Regulations.

  (3)       Not applicable.

  (4)       Not applicable.

  (5) (a) Investment Advisory Agreement between Registrant and Securities Counsel, Inc., dated July 9, 1987, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund.

           (i) Amendment dated August 26, 1993 to Schedule A adding to the Treasury Fund and Municipal Investor Fund

       (b) Investment Advisory Agreement between Registrant and Securities Counsel, Inc. dated September 8, 1988, relating to the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund and the High Income Equity Fund.

           (i) First Amendment dated March 1, 1995 authorizing the use of subadvisers with respect to the Balanced Fund.

           (ii) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund and incorporating previous amendments adding the Michigan Municipal Bond Fund, the Balanced Fund and the U.S. Government Income Fund.

       (c) Investment Advisory Agreement between the Registrant and First of America Investment Corporation dated December 22, 1992, relating to the International Discovery Fund.



OTHER INFORMATION

               (i) Amendment dated February 10, 1995 to Schedule A adding the Emerging Markets Fund.

       (d) Sub-Investment Advisory Agreement between First of America Investment Corporation and Gulfstream Global Investors, Ltd. dated March 1, 1995, relating to the International Discovery Fund, the Balanced Fund and the Emerging Markets Fund.

  (6) (a) Distribution Agreement between Registrant and The Winsbury Company Limited Partnership dated October 1, 1993, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

               (i) Amendment dated May 12, 1994 to the Distribution Agreement adding Schedules H and I relating to Investor C Shares.

               (ii) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund.

               (iii) Amendment dated November 8, 1995 to Schedule B adding the Large Capitalization Fund.

               (iv) Amendment dated November 8, 1995 to Schedule D adding the Large Capitalization Fund.

               (v) Amendment dated November 8, 1995 to Schedule F adding the Large Capitalization Fund.

               (vi) Amendment dated November 8, 1995 to Schedule G adding the Large Capitalization Fund.

               (vii) Amendment dated November 8, 1995 to Schedule I adding the Large Capitalization Fund.

   (b) Specimen Dealer Agreement between BISYS Fund Services, L.P. and dealers.

   (c) Specimen Shareholder Service Agreement between BISYS Fund Services, L.P. and organizations providing shareholder services.

  (7)    Not applicable.



OTHER INFORMATION

  (8) (a) Custody Agreement between Registrant and the Bank of California, N.A., dated October 18, 1991, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund and the Michigan Municipal Bond Fund.

            (i) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund and incorporating amendments adding the Balanced Fund, the U.S. Government Income Fund, the International Discovery Fund, the Treasury Fund and the Municipal Investor Fund.

            (ii) Amendment dated November 20, 1992, to Schedule B of the Custody
                  Agreement.

            (iii)  Securities Lending and Reverse Repurchase Agreement Addendum
                  dated June 8, 1995.


        (b) Custodian Agreement between Registrant and the Bank of California, N.A., dated July 30, 1995, relating to the International Discovery Fund, Emerging Markets Fund and portion of the Balanced Fund invested in foreign securities.

   (9) (a) Administration Agreement between Registrant and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

            (i) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

        (b) Transfer Agency Agreement between Registrant and The Winsbury Service Corporation dated August 8, 1990.

            (i) Amendment dated May 12, 1994 to Schedule B revising the fee schedule.

        (c) Fund Accounting Agreement between Registrant and The Winsbury Service Corporation dated as of February 1, 1993, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free



OTHER INFORMATION

          Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

          (i) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund and incorporating an amendment adding the Treasury Fund and the Municipal Investor Fund.

          (ii) Amendment dated April 1, 1993 to Schedule B revising the fee schedule.

   (d) Sub-Administration Agreement between First of America Investment Corporation and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

          (i) Amendment dated November 8, 1995 adding the Large Capitalization Fund.

   (e) Securities Lending Record Administration Agreement between The Bank of California, N.A. and The Winsbury Company Limited Partnership dated June 1, 1995.

(11) (a) Consent of Coopers & Lybrand, L.L.P.

     (b) Consent of Howard & Howard Attorneys, P.C.

(12)     Not applicable.

(13) Purchase Agreement dated July 2, 1987, between Registrant and The Winsbury Corporation.

(14) (a) Specimen Agreement for Individual Retirement Account offered through BISYS Fund Services, L.P. for investment in the Parkstone Group of Funds.

     (b) Specimen Agreement for Individual Retirement Account offered through First of America Securities, Inc. for investment in the Parkstone Group of Funds.

(15) (a) Investor A Distribution and Shareholder Service Plan.



OTHER INFORMATION

     (i) Participating Organization Agreement between The Winsbury Company and National Financial Services Corporation dated October 1, 1993, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund.

         (a) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund.

     (ii) Participating Organization Agreement between The Winsbury Company and First of America Bank Corporation on behalf of its wholly-owned subsidiary banks, dated October 1, 1993, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund.

          (a) Amendment dated November 8, 1995 adding the Large Capitalization Fund and adding Exhibit C to reflect 12b-1 fees charged to each Fund.

          (b) Amendment dated November 8, 1995 to Schedule A adding the Large Capitalization Fund.

     (iii) Participating Organization Agreement between The Winsbury Company and First of America Securities, Inc., as a party and on behalf of its affiliate First of America Brokerage Services, dated September 21, 1994, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund.



OTHER INFORMATION

   (a) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

   (b)  Investor B Distribution and Shareholder Service Plan.

         (i) Shareholder Services and Financing Agreement between The Winsbury Company and Security Distributors, Inc. dated February 1, 1994 relating to Investor B Share financing assistance and shareholder support services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

         (ii) Service and Commission Agreement between The Winsbury Company and Security Distributors, Inc., Security Benefit Group, Inc. and First of America Brokerage Services dated February 1, 1994, relating to Investor B Share shareholder support services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

       (iii)  Dealer Agreement between The Winsbury Company and First of
              America Brokerage Service, Inc. dated February 1, 1994 relating to Investor B Share distribution services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund.

            (a) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund and incorporating an amendment adding the Emerging Markets Fund.






OTHER INFORMATION

   (c)   Investor C Distribution and Shareholder Service Plan.

     (i) Participating Organization Agreement between The Winsbury Company and First of America Securities, Inc. dated September 21, 1994, relating to Investor C Share distribution and shareholder services for the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Michigan Municipal Bond Fund, the Balanced Fund, the U.S. Governmental Income Fund and the International Discovery Fund.

          (a) Amendment dated November 8, 1995 to Exhibit A adding the Large Capitalization Fund.

          (b) Amendment dated November 8, 1995 to Exhibit C adding the Large Capitalization Fund.

(16) (a) Computation of Total Returns for the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund and the Municipal Investor Fund.

     (b) Computation of Yields for the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Michigan Municipal
          Bond Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund and the Municipal Investor Fund.

     (c) Computation of Distribution Rates for the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund.

(17) (a)  Power of Attorney for George R. Landreth, Lawrence D. Bryan, Robert
          M. Beam, and Adrian Charles Edwards.

(18)      Multiple Class Plan adopted by the Board of Trustees.



OTHER INFORMATION